                    GENERAL AMERICAN LIFE INSURANCE COMPANY


                         Variable Life Insurance Policy


                                   (Destiny)



                          Supplement dated May 1, 2005


                      to the Prospectus dated May 1, 2004


                                Flexible Premium
                        Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)


                          Supplement dated May 1, 2005

                     to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy


                          Supplement dated May 1, 2005

                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)


                          Supplement dated May 1, 2005

                     to the Prospectuses dated May 1, 2000


     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.


     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE UNDERLYING FUND PROSPECTUSES ARE ATTACHED. INCLUDED ARE PROSPECTUSES FOR THE RUSSELL INVESTMENT FUNDS, WHICH MAY NOT BE AVAILABLE UNDER YOUR POLICY. PLEASE READ THE PROSPECTUSES CAREFULLY AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


 YOUR PRIVACY NOTICE AND BUSINESS CONTINUITY PLAN DISCLOSURE ARE AT THE BACK OF
                  THIS BOOK AND ARE NOT PART OF THE PROSPECTUS

THE COMPANY

     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:

     FOR EXECUTIVE BENEFIT POLICY OWNERS:


Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 543
Division Transfers                     Warwick, RI 02887-0543

Death Claims                           General American
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

All Other Inquiries and                General American
Transactions                           Attention: COLI
                                       700 Quaker Lane
                                       Warwick, RI 02887-0355
                                       (800) 638-9294


     FOR ALL OTHER POLICY OWNERS:


Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquires and                   General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607
                                       (800) 638-9294

Beneficiary and Ownership              General American
Changes                                P. O. Box 355
                                       Warwick, RI 02887-0355

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 543
Division Transfers                     Warwick, RI 02887-0543

Death Claims                           General American
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

All Telephone                          (800) 638-9294
Transactions and Inquiries


     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.


NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.


AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global            N/A             Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             Capital appreciation through stocks.
Fund

American Funds Growth-           N/A             Capital appreciation and income.
Income Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
VIP Equity-Income       FMR Co., Inc.            Reasonable income by investing primarily in
Portfolio                                        income producing equity securities. The fund
                                                 will also consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

VIP Growth Portfolio    FMR Co., Inc.            Capital appreciation.

VIP Mid Cap Portfolio   FMR Co., Inc.            Long-term growth of capital.

VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.


J.P. MORGAN SERIES TRUST II      ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                    N/A             To provide high total return consistent with
Portfolio                                        moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company           N/A             To provide high total return from a
Portfolio                                        portfolio of small company stocks.

MET INVESTORS SERIES TRUST   ADVISER: MET INVESTORS ADVISORY LLC


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Lord Abbett Growth and  Lord, Abbett & Co. LLC   Long-term growth of capital and income
Income Portfolio                                 without excessive fluctuation in market
                                                 value.

Lord Abbett Mid-Cap     Lord, Abbett & Co. LLC   Capital appreciation through investments,
Value Portfolio                                  primarily in equity securities, which are
                                                 believed to be undervalued in the
                                                 marketplace.

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Research            Massachusetts            Capital appreciation
International           Financial Services
Portfolio               Company

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Global Technology   RCM Capital Management   Capital appreciation; no consideration is
(formerly PIMCO PEA     LLC(4)                   given to income.
Innovation)

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.



METROPOLITAN SERIES FUND, INC.                        ADVISER: METLIFE ADVISERS,
LLC



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------

BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        Inc(1)
(formerly State Street
Research Aggressive
Growth)

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio (formerly     Inc.(1)                  investing in fixed-income securities.
State Street Research
Bond Income)

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio (formerly     Inc.(1)                  investment risk and preserve capital.
State Street Research
Diversified)

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         Inc.(1)
(formerly State Street
Research Large Cap
Value)

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    Inc.(1)
(formerly State Street
Research Large Cap
Growth)

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio (formerly     Inc.(1)                  with preservation of capital.
State Street Research
Money Market
Portfolio)(2)

BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         Inc.(1)                  capital appreciation.
(formerly State Street
Research Aurora)

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(3)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio               Research Company

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers(R)      Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE(R)  Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.
(formerly Neuberger
Berman Partners Mid
Cap Value)

Russell 2000(R) Index   Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

Salomon Brothers U.S.   Salomon Brothers Asset   To maximize total return consistent with
Government Portfolio    Management Inc.          preservation of capital and maintenance of
                                                 liquidity.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.


RUSSELL INVESTMENT FUNDS  ADVISER: FRANK RUSSELL INVESTMENT MANAGEMENT
                          COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Aggressive Equity Fund  Multiple sub-advisers    To provide long term capital growth.
Core Bond Fund          Multiple sub-advisers    To provide current income and the
                                                 preservation of capital.
Multi-Style Equity      Multiple sub-advisers    To provide long-term capital growth.
  Fund
Non-U.S. Fund           Multiple sub-advisers    To provide long-term capital growth.

VAN ECK WORLDWIDE INSURANCE TRUST                    ADVISER: VAN ECK ASSOCIATES
CORPORATION

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Emerging               N/A             Long-term capital appreciation by investing
Markets Fund                                     primarily in equity securities in emerging
                                                 markets around the world.

Worldwide Hard Assets            N/A             Long-term capital appreciation by investing
Fund                                             primarily in "hard asset securities." Hard
                                                 asset securities are the stocks and bonds
                                                 and other securities of companies that
                                                 derive at least 50% of gross revenue or
                                                 profit from the exploration, development,
                                                 production or distribution of precious
                                                 metals, natural resources, real estate and
                                                 commodities. Income is a secondary
                                                 consideration.

---------------

(1) Prior to January 31, 2005, State Street Research & Management Company was the sub-adviser to this Portfolio.


(2) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.


(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(4) Prior to January 15, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.



FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.


OTHER FUNDS AND SHARE CLASSES


     The Russell Investment Funds may not be available under your Policy, even though they are described in the attached Fund prospectuses. The Real Estate Securities Fund described in the Russell Investment Funds prospectus is not available under any Policy.


     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Fidelity Variable Insurance Products and the Van Eck Worldwide Insurance Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.


CHARGES AND DEDUCTIONS



     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2004, before and after any applicable contractual fee waivers and expense reimbursements:



ANNUAL FUND OPERATING EXPENSES


(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                           FEE
                                                                            GROSS        WAIVERS
                                                                            TOTAL          AND          NET TOTAL
                                           MANAGEMENT    OTHER     12B-1    ANNUAL       EXPENSE         ANNUAL
                                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSEMENTS   EXPENSES(1)
                                           ----------   --------   -----   --------   --------------   -----------
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund....................     .77%        .04%     .25%     1.06%          .00%           1.06%
American Funds Growth Fund...............     .35%        .01%     .25%      .61%          .00%            .61%
American Funds Growth-Income Fund........     .29%        .02%     .25%      .56%          .00%            .56%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio..............     .47%        .11%     .00%      .58%          .00%            .58%
VIP Growth Portfolio.....................     .58%        .10%     .00%      .68%          .00%            .68%
VIP Mid Cap Portfolio....................     .57%        .14%     .00%      .71%          .00%            .71%
VIP Overseas Portfolio...................     .72%        .19%     .00%      .91%          .00%            .91%
J.P. MORGAN SERIES TRUST II(7)
JPMorgan Bond Portfolio..................     .30%        .45%     .00%      .75%          .00%            .75%
JPMorgan Small Company Portfolio.........     .60%        .55%     .00%     1.15%          .00%           1.15%
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Harris Oakmark International Portfolio...     .84%        .20%     .00%     1.04%          .00%           1.04%(2,3)
Janus Aggressive Growth Portfolio........     .68%        .14%     .00%      .82%          .00%            .82%(2,3)
Lord Abbett Bond Debenture Portfolio.....     .52%        .06%     .00%      .58%          .00%            .58%(2)
Lord Abbett Growth and Income
  Portfolio..............................     .52%        .05%     .00%      .57%          .00%            .57%(3)
Lord Abbett Mid-Cap Value Portfolio......     .69%        .09%     .00%      .78%          .00%            .78%
Met/AIM Mid Cap Core Equity Portfolio....     .73%        .12%     .00%      .85%          .00%            .85%(2,3)
Met/AIM Small Cap Growth Portfolio.......     .90%        .13%     .00%     1.03%          .00%           1.03%(2,3)
MFS Research International Portfolio.....     .77%        .29%     .00%     1.06%          .06%           1.00%(2,3)
Neuberger Berman Real Estate Portfolio...     .70%        .14%     .00%      .84%          .00%            .84%(2)
PIMCO Total Return Portfolio.............     .50%        .07%     .00%      .57%          .00%            .57%
RCM Global Technology Portfolio..........     .90%        .01%     .00%      .91%          .00%            .91%(2)
T. Rowe Price Mid-Cap Growth Portfolio...     .75%        .15%     .00%      .90%          .00%            .90%(2,3)
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth Portfolio....     .73%        .06%     .00%      .79%          .00%            .79%
BlackRock Bond Income Portfolio..........     .40%        .06%     .00%      .46%          .00%            .46%(4)
BlackRock Diversified Portfolio..........     .44%        .06%     .00%      .50%          .00%            .50%
BlackRock Large Cap Value Portfolio......     .70%        .23%     .00%      .93%          .00%            .93%(4)

                                                                                           FEE
                                                                            GROSS        WAIVERS
                                                                            TOTAL          AND          NET TOTAL
                                           MANAGEMENT    OTHER     12B-1    ANNUAL       EXPENSE         ANNUAL
                                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSEMENTS   EXPENSES(1)
                                           ----------   --------   -----   --------   --------------   -----------
BlackRock Legacy Large Cap Growth
  Portfolio..............................     .74%        .06%     .00%      .80%          .00%            .80%
BlackRock Money Market Portfolio.........     .35%        .07%     .00%      .42%          .01%            .41%(4)
BlackRock Strategic Value Portfolio......     .83%        .06%     .00%      .89%          .00%            .89%
Davis Venture Value Portfolio............     .72%        .06%     .00%      .78%          .00%            .78%
FI International Stock Portfolio.........     .86%        .22%     .00%     1.08%          .00%           1.08%
FI Mid Cap Opportunities Portfolio.......     .68%        .07%     .00%      .75%          .00%            .75%
Harris Oakmark Focused Value Portfolio...     .73%        .05%     .00%      .78%          .00%            .78%
Harris Oakmark Large Cap Value
  Portfolio..............................     .73%        .06%     .00%      .79%          .00%            .79%
Lehman Brothers Aggregate Bond Index
  Portfolio..............................     .25%        .07%     .00%      .32%          .01%            .31%(4)
MetLife Mid Cap Stock Index Portfolio....     .25%        .10%     .00%      .35%          .01%            .34%(4)
MetLife Stock Index Portfolio............     .25%        .05%     .00%      .30%          .01%            .29%(4)
MFS Total Return Portfolio...............     .50%        .14%     .00%      .64%          .00%            .64%
Morgan Stanley EAFE Index Portfolio......     .30%        .29%     .00%      .59%          .01%            .58%(4)
Neuberger Berman Mid Cap Value
  Portfolio..............................     .68%        .08%     .00%      .76%          .00%            .76%
Russell 2000 Index Portfolio.............     .25%        .12%     .00%      .37%          .01%            .36%(4)
Salomon Brothers U.S. Government
  Portfolio..............................     .55%        .09%     .00%      .64%          .00%            .64%
T. Rowe Price Large Cap Growth
  Portfolio..............................     .62%        .12%     .00%      .74%          .00%            .74%(4)
T. Rowe Price Small Cap Growth
  Portfolio..............................     .52%        .08%     .00%      .60%          .00%            .60%
RUSSELL INVESTMENT FUNDS
  (CLASS 2 SHARES)(5)
Aggressive Equity Fund...................     .95%        .22%     .00%     1.17%          .12%           1.05%
Core Bond Fund...........................     .60%        .13%     .00%      .73%          .03%            .70%
Multi-Style Equity Fund..................     .78%        .10%     .00%      .88%          .01%            .87%
Non-U.S. Fund............................     .95%        .33%     .00%     1.28%          .13%           1.15%
VAN ECK WORLDWIDE INSURANCE TRUST
  (INITIAL CLASS SHARES)
Worldwide Emerging Markets Fund..........    1.00%        .39%     .00%     1.39%          .00%           1.39%(6)
Worldwide Hard Assets Fund...............    1.00%        .20%     .00%     1.20%          .00%           1.20%


---------------


(1) Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.



(2) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Expenses of the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses of the Janus Aggressive Growth

    Portfolio, the Lord Abbett Bond Debenture Portfolio and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005.



(3) Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .01% for the Lord Abbett Growth and Income Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.



(4) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses will not exceed, at any time prior to April 30, 2006, .95% for the BlackRock Large Cap Value Portfolio. Under the agreement, if certain conditions are met, the Portfolio may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than this expense limit. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.



(5) The Funds' Manager, Frank Russell Investment Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its management fee, up to the full amount of that fee, equal to the amount by which the funds' operating expenses exceed 1.05% for the Aggressive Equity Fund, .70% for the Core Bond Fund, .87% for the Multi-Style Equity Fund and 1.15% for the Non-U.S. Fund, and to reimburse the Funds for all remaining expenses, after fee waivers, that exceed these amounts for each Fund.



(6) For the period May 1, 2005 through April 30, 2006, the Adviser to the Worldwide Emerging Markets Fund has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent total annual operating expenses exceed 1.40% of average daily net assets.



(7) Net Total Annual Expenses reflect a written agreement pursuant to which JPMorgan Funds Management, Inc. agrees that it will reimburse the Portfolios to the extent total annual operating expenses of the Portfolios' Shares (excluding interest, taxes and extraordinary expenses) exceed .75% for the JP Morgan Bond Portfolio and 1.15% for the JP Morgan Small Company Portfolio through April 30, 2006.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS



     An investment adviser (other than our affiliate Met Life Advisers and Met Investors Advisory) or sub-adviser or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .11%. Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.



     We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Fund. We may benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Charges and Deductions -- Annual Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)



     The American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 under which the Funds make payments to our Distributor, MetLife Investors Distribution Company, in consideration of services provided and expenses incurred by our Distributor in distributing the Funds' shares. The payments, which are equal to 0.25% of the Separate Account assets invested in Funds, are deducted from the assets of the Funds and decrease the Funds' investment return. The Distribution Plan is described in more detail in each Fund's prospectus. (See also "Charges and Deductions -- Annual Fund Operating Expenses.")



     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.



SELECTION OF THE FUNDS



     We select the Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Fund.

                                 POLICY RIGHTS

TRANSFERS


     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).



     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, VIP Overseas Portfolio, American Funds Global Small Capitalization Fund, JPMorgan Small Company Stock Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund, Van Eck Worldwide Emerging Markets Fund and Van Eck Worldwide Hard Assets Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



     The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Fund prospectuses for more details.



                              FEDERAL TAX MATTERS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies with term riders added, and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the owner pay the full amount of premiums under the Policy. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the

Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred. Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.


     9. LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.



     10. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



     11. ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.



     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.



     12. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.



     13. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.



     14. GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S.

exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     15. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.



     16. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.



     17. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.



     18. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.



     19. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


MANAGEMENT

     The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN


NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Michael K. Farrell***                 Director of General American since 2003 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2002.
James L. Lipscomb****                 Director of General American since 2002 and Executive
                                      Vice-President and General Counsel of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President and Deputy General Counsel 2001-2003 of
                                      Metropolitan Life; President and Chief Executive Officer
                                      2000-2001 of Conning Corporation and Head of Corporate
                                      Planning and Strategy Department 1998-2000 of Metropolitan
                                      Life Insurance Company.
Hugh C. McHaffie*****                 Director of General American since 2004 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2000.
Catherine A. Rein****                 Director of General American since 2004 and Senior
                                      Executive Vice President and Chief Administrative Officer
                                      of Metropolitan Life Insurance Company since 2005.
                                      Formerly, President and Chief Executive Officer 1999- 2004
                                      of Metropolitan Property and Casualty.
Stewart G. Nagler****                 Director of General American since 2000 and Vice Chairman
                                      of Metropolitan Life Insurance Company since 2003.
                                      Formerly, Vice Chairman and Chief Financial Officer
                                      1998-2003 of Metropolitan Life.

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Stanley J. Talbi****                  Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1974.
Lisa M. Weber****                     Chairman of the Board, President and Chief Executive
                                      Officer of General American since 2004 and President,
                                      Individual Business of Metropolitan Life Insurance Company
                                      since 2004; formerly, Director of General American since
                                      2000 and Senior Executive Vice President and Chief
                                      Administrative Officer 2001- 2004 and Executive Vice
                                      President 1998-2001 of Metropolitan Life.
William J. Wheeler****                Director of General American since 2002 and Executive Vice
                                      President and Chief Financial Officer of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President 1997-2003 of Metropolitan Life.
Anthony J. Williamson****             Director, Vice President and Treasurer of General American
                                      since 2002 and Senior Vice President and Treasurer of
                                      Metropolitan Life Insurance Company since 2001. Formerly,
                                      Senior Vice President 1998-2001 of Metropolitan Life.


EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS


NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
James P. Bossert***                   Vice President and Chief Financial Officer of General
                                      American since 2003 and Vice President of Metropolitan Life
                                      Insurance Company and since 1998.
Jerome M. Mueller*                    Senior Vice President of General American since 1998.
John E. Petersen*                     Senior Vice President of General American since 2000.
                                      Formerly, Vice President 1999-2000 of General American.
Joseph J. Prochaska, Jr.****          Senior Vice President and Chief Accounting Officer of
                                      General American since 2004 and Senior Vice President and
                                      Chief Accounting Officer of Metropolitan Life Insurance
                                      Company since 2003. Formerly, Senior Vice President and
                                      Controller 2000-2003 of Aon Corporation.
A. Greig Woodring**                   Executive Vice President, Reinsurance and President and
                                      Chief Executive Officer of Reinsurance Group of America
                                      since 1992.


---------------
The principal business address:

    * General American, 13045 Tesson Ferry Road, St. Louis, Missouri 63128


   ** Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield,
      Missouri 63017


  *** Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962


 **** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
      Island City, NY 11101


***** Metropolitan Life, 501 Boylston Street, Boston, MA 02116

                                 VOTING RIGHTS

     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

     The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                 LEGAL MATTERS

     Legal matters in connection with the Policies have been passed upon by Marie C. Swift, Associate General Counsel of Metropolitan Life Insurance Company. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to Federal securities laws.

                               LEGAL PROCEEDINGS


     General American, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, on May 14, 2004, MetLife, Inc. announced that General American had received a "Wells Notice" from the Securities and Exchange Commission in connection with an SEC investigation regarding market timing and late trading in a limited number of its privately-placed variable insurance contracts. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. General American continues to cooperate fully with the SEC in its investigation and is not aware of any systemic problems with respect to such matters. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, General American does not believe any such litigation or proceedings will have a materially adverse impact upon the Separate Account, or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account, or of General American to meet its obligations under the Policies.


                                    EXPERTS


     The financial statements of General American Separate Account Eleven and General American Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte &Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of General American Separate Account Eleven and the Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions of the Separate Account of General American as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL
March 23, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2004

                                 VIP                VIP               VIP                VIP                VIP
                            EQUITY-INCOME         GROWTH            OVERSEAS         HIGH INCOME          MID CAP
                               DIVISION          DIVISION           DIVISION           DIVISION           DIVISION
                           ----------------   ---------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
 VIP Equity-Income
 Portfolio
 (1,059,095 shares; cost
 $23,657,686)............  $     26,869,242   $            --   $             --   $             --   $             --
VIP Growth Portfolio
 (1,218,365 shares; cost
 $43,357,441)............                --        38,999,861                 --                 --                 --
VIP Overseas Portfolio
 (783,021 shares; cost
 $12,761,571)............                --                --         13,718,521                 --                 --
VIP High Income Portfolio
 (1,155,001 shares; cost
 $8,182,229).............                --                --                 --          8,085,009                 --
VIP Mid Cap Portfolio
 (374,635 shares; cost
 $8,101,487).............                --                --                 --                 --         11,306,496
VAN ECK WORLDWIDE INSURANCE TRUST ("VAN ECK
 WORLDWIDE FUND")
Van Eck Worldwide Hard
 Assets Portfolio
 (67,392 shares; cost
 $999,743)...............                --                --                 --                 --                 --
Van Eck Worldwide Fund
 Emerging Markets
 Portfolio
 (112,030 shares; cost
 $1,320,569).............                --                --                 --                 --                 --
RUSSELL INSURANCE FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style
 Equity Portfolio
 (505,073 shares; cost
 $6,306,173).............                --                --                 --                 --                 --
Russell Core Bond
 Portfolio
 (222,240 shares; cost
 $2,280,216).............                --                --                 --                 --                 --
Russell Aggressive Equity
 Portfolio
 (195,551 shares; cost
 $2,337,075).............                --                --                 --                 --                 --
Russell Non-US Portfolio
 (212,691 shares; cost
 $2,076,433).............                --                --                 --                 --                 --
J.P. MORGAN SERIES TRUST
 II ("J.P. MORGAN FUND")
J.P. Morgan Bond
 Portfolio
 (144,628 shares; cost
 $1,744,347).............                --                --                 --                 --                 --
J.P. Morgan Small Company
 Portfolio
 (376,689 shares; cost
 $5,259,818).............                --                --                 --                 --                 --
METROPOLITAN SERIES FUND,
 INC. ("METROPOLITAN
 FUND")
FI Mid Cap Opportunities
 Portfolio
 (185,276 shares; cost
 $2,855,656).............                --                --                 --                 --                 --
T. Rowe Price Small Cap
 Portfolio
 (416,443 shares; cost
 $4,857,989).............                --                --                 --                 --                 --
T. Rowe Price Large Cap
 Growth Portfolio
 (360,776 shares; cost
 $3,940,070).............                --                --                 --                 --                 --
Neuberger Berman Mid Cap
 Value Portfolio
 (102,676 shares; cost
 $1,734,551).............                --                --                 --                 --                 --
FI International Stock
 Portfolio
 (203,554 shares; cost
 $1,902,315).............                --                --                 --                 --                 --
Morgan Stanley EAFE Index
 Portfolio
 (685,804 shares; cost
 $5,716,118).............                --                --                 --                 --                 --
MetLife Stock Index
 Portfolio
 (2,638,057 shares; cost
 $64,526,804)............                --                --                 --                 --                 --
MetLife Mid Cap Stock
 Index Portfolio
 (50,704 shares; cost
 $608,913)...............                --                --                 --                 --                 --
State Street Research
 Large Cap Value
 Portfolio
 (679,048 shares; cost
 $5,900,523).............                --                --                 --                 --                 --
State Street Research
 Diversified Portfolio
 (635,607 shares; cost
 $8,546,658).............                --                --                 --                 --                 --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (1,215,669 shares; cost
 $13,085,258)............                --                --                 --                 --                 --
State Street Research
 Aurora Portfolio
 (532,985 shares; cost
 $7,206,333).............                --                --                 --                 --                 --
                           ----------------   ---------------   ----------------   ----------------   ----------------
Total Investments........        26,869,242        38,999,861         13,718,521          8,085,009         11,306,496
Cash and Accounts
 Receivable..............            20,824            46,810              2,425             13,042              8,162
                           ----------------   ---------------   ----------------   ----------------   ----------------
Total Assets.............        26,890,066        39,046,671         13,720,946          8,098,051         11,314,658
LIABILITIES:
Due to General American
 Life Insurance
 Company.................                --                --                 --                 --                 --
                           ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS...............  $     26,890,066   $    39,046,671   $     13,720,946   $      8,098,051   $     11,314,658
                           ================   ===============   ================   ================   ================
Units Outstanding (In
 Thousands)..............             1,230             2,195                828                667                664
Unit Values..............  $11.91 to $31.39   $8.49 to $27.40   $10.33 to $21.72   $10.21 to $14.36   $16.73 to $17.44

                           VAN ECK WORLDWIDE   VAN ECK WORLDWIDE FUND        RUSSELL            RUSSELL             RUSSELL
                              HARD ASSETS         EMERGING MARKETS      MUTI-STYLE EQUITY      CORE BOND       AGGRESSIVE EQUITY
                               DIVISION               DIVISION              DIVISION            DIVISION           DIVISION
                           -----------------   ----------------------   -----------------   ----------------   -----------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURAN
 VIP Equity-Income
 Portfolio
 (1,059,095 shares; cost
 $23,657,686)............  $             --       $             --       $            --    $             --   $             --
VIP Growth Portfolio
 (1,218,365 shares; cost
 $43,357,441)............                --                     --                    --                  --                 --
VIP Overseas Portfolio
 (783,021 shares; cost
 $12,761,571)............                --                     --                    --                  --                 --
VIP High Income Portfolio
 (1,155,001 shares; cost
 $8,182,229).............                --                     --                    --                  --                 --
VIP Mid Cap Portfolio
 (374,635 shares; cost
 $8,101,487).............                --                     --                    --                  --                 --
VAN ECK WORLDWIDE INSURAN
 WORLDWIDE FUND")
Van Eck Worldwide Hard
 Assets Portfolio
 (67,392 shares; cost
 $999,743)...............         1,237,310                     --                    --                  --                 --
Van Eck Worldwide Fund
 Emerging Markets
 Portfolio
 (112,030 shares; cost
 $1,320,569).............                --              1,703,972                    --                  --                 --
RUSSELL INSURANCE FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style
 Equity Portfolio
 (505,073 shares; cost
 $6,306,173).............                --                     --             6,363,916                  --                 --
Russell Core Bond
 Portfolio
 (222,240 shares; cost
 $2,280,216).............                --                     --                    --           2,333,519                 --
Russell Aggressive Equity
 Portfolio
 (195,551 shares; cost
 $2,337,075).............                --                     --                    --                  --          2,913,709
Russell Non-US Portfolio
 (212,691 shares; cost
 $2,076,433).............                --                     --                    --                  --                 --
J.P. MORGAN SERIES TRUST
 II ("J.P. MORGAN FUND")
J.P. Morgan Bond
 Portfolio
 (144,628 shares; cost
 $1,744,347).............                --                     --                    --                  --                 --
J.P. Morgan Small Company
 Portfolio
 (376,689 shares; cost
 $5,259,818).............                --                     --                    --                  --                 --
METROPOLITAN SERIES FUND,
 INC. ("METROPOLITAN
 FUND")
FI Mid Cap Opportunities
 Portfolio
 (185,276 shares; cost
 $2,855,656).............                --                     --                    --                  --                 --
T. Rowe Price Small Cap
 Portfolio
 (416,443 shares; cost
 $4,857,989).............                --                     --                    --                  --                 --
T. Rowe Price Large Cap
 Growth Portfolio
 (360,776 shares; cost
 $3,940,070).............                --                     --                    --                  --                 --
Neuberger Berman Mid Cap
 Value Portfolio
 (102,676 shares; cost
 $1,734,551).............                --                     --                    --                  --                 --
FI International Stock
 Portfolio
 (203,554 shares; cost
 $1,902,315).............                --                     --                    --                  --                 --
Morgan Stanley EAFE Index
 Portfolio
 (685,804 shares; cost
 $5,716,118).............                --                     --                    --                  --                 --
MetLife Stock Index
 Portfolio
 (2,638,057 shares; cost
 $64,526,804)............                --                     --                    --                  --                 --
MetLife Mid Cap Stock
 Index Portfolio
 (50,704 shares; cost
 $608,913)...............                --                     --                    --                  --                 --
State Street Research
 Large Cap Value
 Portfolio
 (679,048 shares; cost
 $5,900,523).............                --                     --                    --                  --                 --
State Street Research
 Diversified Portfolio
 (635,607 shares; cost
 $8,546,658).............                --                     --                    --                  --                 --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (1,215,669 shares; cost
 $13,085,258)............                --                     --                    --                  --                 --
State Street Research
 Aurora Portfolio
 (532,985 shares; cost
 $7,206,333).............                --                     --                    --                  --                 --
                           ----------------       ----------------       ---------------    ----------------   ----------------
Total Investments........         1,237,310              1,703,972             6,363,916           2,333,519          2,913,709
Cash and Accounts
 Receivable..............                --                     --                    --                 266                 --
                           ----------------       ----------------       ---------------    ----------------   ----------------
Total Assets.............         1,237,310              1,703,972             6,363,916           2,333,785          2,913,709
LIABILITIES:
Due to General American
 Life Insurance
 Company.................               869                     29                   577                  --                777
                           ----------------       ----------------       ---------------    ----------------   ----------------
NET ASSETS...............  $      1,236,441       $      1,703,943       $     6,363,339    $      2,333,785   $      2,912,932
                           ================       ================       ===============    ================   ================
Units Outstanding (In
 Thousands)..............                69                     84                   474                 153                176
Unit Values..............  $15.51 to $20.90       $16.36 to $25.54       $9.96 to $15.06    $13.93 to $16.08   $11.96 to $18.24

                               RUSSELL
                                NON-US
                               DIVISION
                           ----------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURAN
 VIP Equity-Income
 Portfolio
 (1,059,095 shares; cost
 $23,657,686)............  $             --
VIP Growth Portfolio
 (1,218,365 shares; cost
 $43,357,441)............                --
VIP Overseas Portfolio
 (783,021 shares; cost
 $12,761,571)............                --
VIP High Income Portfolio
 (1,155,001 shares; cost
 $8,182,229).............                --
VIP Mid Cap Portfolio
 (374,635 shares; cost
 $8,101,487).............                --
VAN ECK WORLDWIDE INSURAN
 WORLDWIDE FUND")
Van Eck Worldwide Hard
 Assets Portfolio
 (67,392 shares; cost
 $999,743)...............                --
Van Eck Worldwide Fund
 Emerging Markets
 Portfolio
 (112,030 shares; cost
 $1,320,569).............                --
RUSSELL INSURANCE FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style
 Equity Portfolio
 (505,073 shares; cost
 $6,306,173).............                --
Russell Core Bond
 Portfolio
 (222,240 shares; cost
 $2,280,216).............                --
Russell Aggressive Equity
 Portfolio
 (195,551 shares; cost
 $2,337,075).............                --
Russell Non-US Portfolio
 (212,691 shares; cost
 $2,076,433).............         2,409,791
J.P. MORGAN SERIES TRUST
 II ("J.P. MORGAN FUND")
J.P. Morgan Bond
 Portfolio
 (144,628 shares; cost
 $1,744,347).............                --
J.P. Morgan Small Company
 Portfolio
 (376,689 shares; cost
 $5,259,818).............                --
METROPOLITAN SERIES FUND,
 INC. ("METROPOLITAN
 FUND")
FI Mid Cap Opportunities
 Portfolio
 (185,276 shares; cost
 $2,855,656).............                --
T. Rowe Price Small Cap
 Portfolio
 (416,443 shares; cost
 $4,857,989).............                --
T. Rowe Price Large Cap
 Growth Portfolio
 (360,776 shares; cost
 $3,940,070).............                --
Neuberger Berman Mid Cap
 Value Portfolio
 (102,676 shares; cost
 $1,734,551).............                --
FI International Stock
 Portfolio
 (203,554 shares; cost
 $1,902,315).............                --
Morgan Stanley EAFE Index
 Portfolio
 (685,804 shares; cost
 $5,716,118).............                --
MetLife Stock Index
 Portfolio
 (2,638,057 shares; cost
 $64,526,804)............                --
MetLife Mid Cap Stock
 Index Portfolio
 (50,704 shares; cost
 $608,913)...............                --
State Street Research
 Large Cap Value
 Portfolio
 (679,048 shares; cost
 $5,900,523).............                --
State Street Research
 Diversified Portfolio
 (635,607 shares; cost
 $8,546,658).............                --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (1,215,669 shares; cost
 $13,085,258)............                --
State Street Research
 Aurora Portfolio
 (532,985 shares; cost
 $7,206,333).............                --
                           ----------------
Total Investments........         2,409,791
Cash and Accounts
 Receivable..............               709
                           ----------------
Total Assets.............         2,410,500
LIABILITIES:
Due to General American
 Life Insurance
 Company.................                --
                           ----------------
NET ASSETS...............  $      2,410,500
                           ================
Units Outstanding (In
 Thousands)..............               179
Unit Values..............  $11.69 to $13.72

                       See Notes to Financial Statements

      J.P. MORGAN            J.P. MORGAN           FI MID CAP       T. ROWE PRICE      T. ROWE PRICE       NEUBERGER BERMAN
     BOND PORTFOLIO    SMALL COMPANY PORTFOLIO    OPPORTUNITIES    SMALL CAP GROWTH   LARGE CAP GROWTH      MID CAP VALUE
        DIVISION              DIVISION              DIVISION           DIVISION           DIVISION             DIVISION
    ----------------   -----------------------   ---------------   ----------------   ----------------   --------------------
    $             --      $             --       $            --   $            --    $            --      $             --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
           1,760,124                    --                    --                --                 --                    --
                  --             6,735,207                    --                --                 --                    --
                  --                    --             3,027,410                --                 --                    --
                  --                    --                    --         5,676,119                 --                    --
                  --                    --                    --                --          4,607,112                    --
                  --                    --                    --                --                 --             2,122,323
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
                  --                    --                    --                --                 --                    --
    ----------------      ----------------       ---------------   ---------------    ---------------      ----------------
           1,760,124             6,735,207             3,027,410         5,676,119          4,607,112             2,122,323
                  83                 5,400                    --                --                446                    --
    ----------------      ----------------       ---------------   ---------------    ---------------      ----------------
           1,760,207             6,740,607             3,027,410         5,676,119          4,607,558             2,122,323
                  --                    --                   242                33                 --                 7,776
    ----------------      ----------------       ---------------   ---------------    ---------------      ----------------
    $      1,760,207      $      6,740,607       $     3,027,168   $     5,676,086    $     4,607,558      $      2,114,547
    ================      ================       ===============   ===============    ===============      ================
                 131                   392                   583               625                498                   149
    $13.09 to $14.12      $15.13 to $18.01       $5.05 to $12.92   $8.89 to $12.19    $9.08 to $11.90      $14.08 to $14.42

             FI             MORGAN STANLEY        METLIFE        METLIFE MID CAP    STATE STREET RESEARCH   STATE STREET RESEARCH
     INTERNATIONAL STOCK      EAFE INDEX        STOCK INDEX        STOCK INDEX         LARGE CAP VALUE           DIVERSIFIED
          DIVISION             DIVISION           DIVISION           DIVISION             DIVISION                DIVISION
     -------------------   ----------------   ----------------   ----------------   ---------------------   ---------------------
      $             --     $             --   $             --   $             --     $             --        $             --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
             2,340,875                   --                 --                 --                   --                      --
                    --            7,982,757                 --                 --                   --                      --
                    --                   --         85,130,113                 --                   --                      --
                    --                   --                 --            695,158                   --                      --
                    --                   --                 --                 --            8,216,483                      --
                    --                   --                 --                 --                   --              10,239,412
                    --                   --                 --                 --                   --                      --
                    --                   --                 --                 --                   --                      --
      ----------------     ----------------   ----------------   ----------------     ----------------        ----------------
             2,340,875            7,982,757         85,130,113            695,158            8,216,483              10,239,412
                    35                2,571             14,851                 60                   66                     837
      ----------------     ----------------   ----------------   ----------------     ----------------        ----------------
             2,340,910            7,985,328         85,144,964            695,218            8,216,549              10,240,249
                    --                   --                 --                 --                   --                      --
      ----------------     ----------------   ----------------   ----------------     ----------------        ----------------
      $      2,340,910     $      7,985,328   $     85,144,964   $        695,218     $      8,216,549        $     10,240,249
      ================     ================   ================   ================     ================        ================
                   191                  511              4,958                 48                  316                     502
      $12.17 to $12.47     $11.38 to $21.54   $10.16 to $46.27   $12.29 to $15.15     $12.01 to $42.75        $11.78 to $42.52

       LEHMAN BROTHERS      STATE STREET RESEARCH
     AGGREGATE BOND INDEX          AURORA
           DIVISION               DIVISION
     --------------------   ---------------------
       $             --       $             --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
                     --                     --
             13,396,669                     --
                     --             10,217,319
       ----------------       ----------------
             13,396,669             10,217,319
                  9,782                     --
       ----------------       ----------------
             13,406,451             10,217,319
                     --                  7,134
       ----------------       ----------------
       $     13,406,451       $     10,210,185
       ================       ================
                    773                    545
       $11.65 to $30.61       $12.65 to $19.44

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2004

                                                     RUSSELL         HARRIS OAKMARK    STATE STREET RESEARCH    HARRIS OAKMARK
                                                    2000 INDEX      LARGE CAP VALUE      LARGE CAP GROWTH       FOCUSED VALUE
                                                     DIVISION           DIVISION             DIVISION              DIVISION
                                                 ----------------   ----------------   ---------------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND--(CONTINUED)
Russell 2000 Index Portfolio
 (256,401 shares; cost $3,035,472).............  $      3,592,173   $             --      $            --      $             --
Harris Oakmark Large Cap Value Portfolio
 (278,537 shares; cost $3,335,797).............                --          3,724,037                   --                    --
State Street Research Large Cap Growth
 Portfolio
 (114,556 shares; cost $1,956,447).............                --                 --            2,333,502                    --
Harris Oakmark Focused Value Portfolio
 (27,186 shares; cost $5,474,969)..............                --                 --                   --             6,629,842
Davis Venture Value Portfolio
 (121,971 shares; cost $2,900,263).............                --                 --                   --                    --
State Street Research Money Market Portfolio
 (253,377 shares; cost $25,337,671)............                --                 --                   --                    --
State Street Research Bond Income Portfolio
 (16,537 shares; cost $1,850,528)..............                --                 --                   --                    --
State Street Research Aggressive Growth
 Portfolio
 (302,243 shares; cost $4,713,916).............                --                 --                   --                    --
MFS Total Return Portfolio
 (28,955 shares; cost $3,885,310)..............                --                 --                   --                    --
Salomon Brothers U.S. Government Portfolio
 (5,442 shares; cost $66,754)..................                --                 --                   --                    --
METLIFE INVESTORS TRUST FUNDS ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio
 (47,367 shares; cost $308,483)................                --                 --                   --                    --
PIMCO PEA Innovation Portfolio
 (65,950 shares; cost $305,494)................                --                 --                   --                    --
PIMCO Total Return Portfolio
 (639,259 shares; cost $7,469,402).............                --                 --                   --                    --
T. Rowe Price Mid-Cap Growth Portfolio
 (234,793 shares; cost $1,524,481).............                --                 --                   --                    --
Met/AIM Small Cap Growth Portfolio
 (63,278 shares; cost $765,135)................                --                 --                   --                    --
Met/AIM Mid Cap Core Portfolio
 (24,356 shares; cost $303,119)................                --                 --                   --                    --
Harris Oakmark International Portfolio
 (167,745 shares; cost $2,085,682).............                --                 --                   --                    --
Lord Abbett Growth & Income Portfolio
 (109,260 shares; cost $2,670,476).............                --                 --                   --                    --
Lord Abbett Mid-Cap Value Portfolio
 (259,636 shares; cost $4,901,032).............                --                 --                   --                    --
MFS Research International Portfolio
 (288,061 shares; cost $2,917,530).............                --                 --                   --                    --
Neuberger Berman Real Estate Portfolio
 (17,212 shares; cost $205,033)................
Lord Abbett Bond Debenture
 (4,653 shares; cost $59,771)..................                --                 --                   --                    --
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (335,657 shares; cost $14,778,758)............                --                 --                   --                    --
American Funds Growth-Income Portfolio
 (413,073 shares; cost $13,364,095)............                --                 --                   --                    --
American Funds Globalization Small
 Capitalization Portfolio
 (270,115 shares; cost $3,762,295).............                --                 --                   --                    --
                                                 ----------------   ----------------      ---------------      ----------------
Total Investments..............................         3,592,173          3,724,037            2,333,502             6,629,842
Cash and Accounts Receivable...................                65                 --                   55                    --
                                                 ----------------   ----------------      ---------------      ----------------
Total Assets...................................         3,592,238          3,724,037            2,333,557             6,629,842
LIABILITIES:
Due to General American Life Insurance
 Company.......................................                --                416                   --                 1,449
                                                 ----------------   ----------------      ---------------      ----------------
NET ASSETS.....................................  $      3,592,238   $      3,723,621      $     2,333,557      $      6,628,393
                                                 ================   ================      ===============      ================
Units Outstanding (In Thousands)...............               278                323                  326                   452
Unit Fair Values...............................  $12.72 to $13.46   $11.44 to $11.71      $6.83 to $11.04      $12.74 to $15.11

                                                      DAVIS         STATE STREET RESEARCH   STATE STREET RESEARCH
                                                  VENTURE VALUE         MONEY MARKET             BOND INCOME
                                                     DIVISION             DIVISION                DIVISION
                                                 ----------------   ---------------------   ---------------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND--(CONTINUED)
Russell 2000 Index Portfolio
 (256,401 shares; cost $3,035,472).............  $             --     $             --        $             --
Harris Oakmark Large Cap Value Portfolio
 (278,537 shares; cost $3,335,797).............                --                   --                      --
State Street Research Large Cap Growth
 Portfolio
 (114,556 shares; cost $1,956,447).............                --                   --                      --
Harris Oakmark Focused Value Portfolio
 (27,186 shares; cost $5,474,969)..............                --                   --                      --
Davis Venture Value Portfolio
 (121,971 shares; cost $2,900,263).............         3,443,251                   --                      --
State Street Research Money Market Portfolio
 (253,377 shares; cost $25,337,671)............                --           25,337,671                      --
State Street Research Bond Income Portfolio
 (16,537 shares; cost $1,850,528)..............                --                   --               1,880,555
State Street Research Aggressive Growth
 Portfolio
 (302,243 shares; cost $4,713,916).............                --                   --                      --
MFS Total Return Portfolio
 (28,955 shares; cost $3,885,310)..............                --                   --                      --
Salomon Brothers U.S. Government Portfolio
 (5,442 shares; cost $66,754)..................                --                   --                      --
METLIFE INVESTORS TRUST FUNDS ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio
 (47,367 shares; cost $308,483)................                --                   --                      --
PIMCO PEA Innovation Portfolio
 (65,950 shares; cost $305,494)................                --                   --                      --
PIMCO Total Return Portfolio
 (639,259 shares; cost $7,469,402).............                --                   --                      --
T. Rowe Price Mid-Cap Growth Portfolio
 (234,793 shares; cost $1,524,481).............                --                   --                      --
Met/AIM Small Cap Growth Portfolio
 (63,278 shares; cost $765,135)................                --                   --                      --
Met/AIM Mid Cap Core Portfolio
 (24,356 shares; cost $303,119)................                --                   --                      --
Harris Oakmark International Portfolio
 (167,745 shares; cost $2,085,682).............                --                   --                      --
Lord Abbett Growth & Income Portfolio
 (109,260 shares; cost $2,670,476).............                --                   --                      --
Lord Abbett Mid-Cap Value Portfolio
 (259,636 shares; cost $4,901,032).............                --                   --                      --
MFS Research International Portfolio
 (288,061 shares; cost $2,917,530).............                --                   --                      --
Neuberger Berman Real Estate Portfolio
 (17,212 shares; cost $205,033)................
Lord Abbett Bond Debenture
 (4,653 shares; cost $59,771)..................                --                   --                      --
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (335,657 shares; cost $14,778,758)............                --                   --                      --
American Funds Growth-Income Portfolio
 (413,073 shares; cost $13,364,095)............                --                   --                      --
American Funds Globalization Small
 Capitalization Portfolio
 (270,115 shares; cost $3,762,295).............                --                   --                      --
                                                 ----------------     ----------------        ----------------
Total Investments..............................         3,443,251           25,337,671               1,880,555
Cash and Accounts Receivable...................                91               11,882                     101
                                                 ----------------     ----------------        ----------------
Total Assets...................................         3,443,342           25,349,553               1,880,656
LIABILITIES:
Due to General American Life Insurance
 Company.......................................                --                   --                      --
                                                 ----------------     ----------------        ----------------
NET ASSETS.....................................  $      3,443,342     $     25,349,553        $      1,880,656
                                                 ================     ================        ================
Units Outstanding (In Thousands)...............               277                2,060                     162
Unit Fair Values...............................  $12.31 to $12.61     $10.26 to $20.13        $11.50 to $11.78

                                                 STATE STREET RESEARCH         MFS           SALOMON BROTHERS          JANUS
                                                   AGGRESSIVE GROWTH       TOTAL RETURN      U.S. GOVERNMENT     AGGRESSIVE GROWTH
                                                       DIVISION              DIVISION            DIVISION            DIVISION
                                                 ---------------------   ----------------   ------------------   -----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND--(CONTINUED)
Russell 2000 Index Portfolio
 (256,401 shares; cost $3,035,472).............     $            --      $             --   $               --    $            --
Harris Oakmark Large Cap Value Portfolio
 (278,537 shares; cost $3,335,797).............                  --                    --                   --                 --
State Street Research Large Cap Growth
 Portfolio
 (114,556 shares; cost $1,956,447).............                  --                    --                   --                 --
Harris Oakmark Focused Value Portfolio
 (27,186 shares; cost $5,474,969)..............                  --                    --                   --                 --
Davis Venture Value Portfolio
 (121,971 shares; cost $2,900,263).............                  --                    --                   --                 --
State Street Research Money Market Portfolio
 (253,377 shares; cost $25,337,671)............                  --                    --                   --                 --
State Street Research Bond Income Portfolio
 (16,537 shares; cost $1,850,528)..............                  --                    --                   --                 --
State Street Research Aggressive Growth
 Portfolio
 (302,243 shares; cost $4,713,916).............           6,129,482                    --                   --                 --
MFS Total Return Portfolio
 (28,955 shares; cost $3,885,310)..............                  --             4,283,555                   --                 --
Salomon Brothers U.S. Government Portfolio
 (5,442 shares; cost $66,754)..................                  --                    --               67,590                 --
METLIFE INVESTORS TRUST FUNDS ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio
 (47,367 shares; cost $308,483)................                  --                    --                   --            362,355
PIMCO PEA Innovation Portfolio
 (65,950 shares; cost $305,494)................                  --                    --                   --                 --
PIMCO Total Return Portfolio
 (639,259 shares; cost $7,469,402).............                  --                    --                   --                 --
T. Rowe Price Mid-Cap Growth Portfolio
 (234,793 shares; cost $1,524,481).............                  --                    --                   --                 --
Met/AIM Small Cap Growth Portfolio
 (63,278 shares; cost $765,135)................                  --                    --                   --                 --
Met/AIM Mid Cap Core Portfolio
 (24,356 shares; cost $303,119)................                  --                    --                   --                 --
Harris Oakmark International Portfolio
 (167,745 shares; cost $2,085,682).............                  --                    --                   --                 --
Lord Abbett Growth & Income Portfolio
 (109,260 shares; cost $2,670,476).............                  --                    --                   --                 --
Lord Abbett Mid-Cap Value Portfolio
 (259,636 shares; cost $4,901,032).............                  --                    --                   --                 --
MFS Research International Portfolio
 (288,061 shares; cost $2,917,530).............                  --                    --                   --                 --
Neuberger Berman Real Estate Portfolio
 (17,212 shares; cost $205,033)................
Lord Abbett Bond Debenture
 (4,653 shares; cost $59,771)..................                  --                    --                   --                 --
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (335,657 shares; cost $14,778,758)............                  --                    --                   --                 --
American Funds Growth-Income Portfolio
 (413,073 shares; cost $13,364,095)............                  --                    --                   --                 --
American Funds Globalization Small
 Capitalization Portfolio
 (270,115 shares; cost $3,762,295).............                  --                    --                   --                 --
                                                    ---------------      ----------------   ------------------    ---------------
Total Investments..............................           6,129,482             4,283,555               67,590            362,355
Cash and Accounts Receivable...................                 860                    --                   --                 25
                                                    ---------------      ----------------   ------------------    ---------------
Total Assets...................................           6,130,342             4,283,555               67,590            362,380
LIABILITIES:
Due to General American Life Insurance
 Company.......................................                  --                    43                   --                 --
                                                    ---------------      ----------------   ------------------    ---------------
NET ASSETS.....................................     $     6,130,342      $      4,283,512   $           67,590    $       362,380
                                                    ===============      ================   ==================    ===============
Units Outstanding (In Thousands)...............                 456                   281                 .393                 47
Unit Fair Values...............................     $9.23 to $16.62      $11.98 to $19.48   $170.06 to $186.29    $7.43 to $10.84

                       See Notes to Financial Statements

      PIMCO PEA           PIMCO          T. ROWE PRICE         MET/AIM              MET/AIM          HARRIS OAKMARK
      INNOVATION       TOTAL RETURN      MID CAP GROWTH    SMALL CAP GROWTH   MID CAP CORE EQUITY    INTERNATIONAL
       DIVISION          DIVISION           DIVISION           DIVISION            DIVISION             DIVISION
    --------------   ----------------   ----------------   ----------------   -------------------   ----------------
    $           --   $             --   $             --   $             --    $             --     $             --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
           304,689                 --                 --                 --                  --                   --
                --          7,287,547                 --                 --                  --                   --
                --                 --          1,772,684                 --                  --                   --
                --                 --                 --            812,484                  --                   --
                --                 --                 --                 --             344,149                   --
                --                 --                 --                 --                  --            2,408,818
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
                --                 --                 --                 --                  --                   --
    --------------   ----------------   ----------------   ----------------    ----------------     ----------------
           304,689          7,287,547          1,772,684            812,484             344,149            2,408,818
                13                252                 --                 82                   7                   --
    --------------   ----------------   ----------------   ----------------    ----------------     ----------------
           304,702          7,287,799          1,772,684            812,566             344,156            2,408,818
                --                 --              9,197                 --                  --                6,789
    --------------   ----------------   ----------------   ----------------    ----------------     ----------------
    $      304,702   $      7,287,799   $      1,763,487   $        812,566    $        344,156     $      2,402,029
    ==============   ================   ================   ================    ================     ================
                52                625                159                 72                  28                  176
    $5.55 to $9.45   $11.51 to $11.79   $11.00 to $11.83   $11.08 to $11.69    $12.16 to $12.45     $13.56 to $13.89

       LORD ABBETT        LORD ABBETT        MFS RESEARCH      NEUBERGER BERMAN     LORD ABBETT BOND     AMERICAN FUNDS
     GROWTH & INCOME     MID-CAP VALUE      INTERNATIONAL        REAL ESTATE           DEBENTURE             GROWTH
         DIVISION           DIVISION           DIVISION            DIVISION             DIVISION            DIVISION
     ----------------   ----------------   ----------------   ------------------   ------------------   ----------------
     $             --   $             --   $             --   $               --   $               --   $             --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
            2,998,090                 --                 --                   --                   --                 --
                   --          5,618,531                 --                   --                   --                 --
                   --                 --          3,376,080                   --                   --                 --
                                                                         214,628
                   --                 --                 --                   --               58,765                 --
                   --                 --                 --                   --                   --         17,152,049
                   --                 --                 --                   --                   --                 --
                   --                 --                 --                   --                   --                 --
     ----------------   ----------------   ----------------   ------------------   ------------------   ----------------
            2,998,090          5,618,531          3,376,080              214,628               58,765         17,152,049
                   41                553                 --                  437                   63                 --
     ----------------   ----------------   ----------------   ------------------   ------------------   ----------------
            2,998,131          5,619,084          3,376,080              215,065               58,828         17,152,049
                   --                 --                 56                   --                   --              5,084
     ----------------   ----------------   ----------------   ------------------   ------------------   ----------------
     $      2,998,131   $      5,619,084   $      3,376,024   $          215,065   $           58,828   $     17,146,965
     ================   ================   ================   ==================   ==================   ================
                  233                318                298                    1                 .318              1,395
     $10.34 to $13.29   $16.04 to $19.18   $10.09 to $11.55   $128.97 to $129.74   $181.06 to $195.69   $12.17 to $12.50

      AMERICAN FUNDS          AMERICAN FUNDS
      GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
         DIVISION                DIVISION
     ----------------   ---------------------------
     $             --        $             --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
                   --                      --
           15,135,011                      --
                   --               4,597,359
     ----------------        ----------------
           15,135,011               4,597,359
                   --                      --
     ----------------        ----------------
           15,135,011               4,597,359
                6,265                     638
     ----------------        ----------------
     $     15,128,746        $      4,596,721
     ================        ================
                1,270                     326
     $11.79 to $12.07        $13.97 to $14.50

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  501,544     $  395,995    $   388,775    $   105,252    $   101,839    $   104,037
 Expenses..........................      190,556        166,223        171,394        280,224        269,102        301,999
                                      ----------     ----------    -----------    -----------    -----------    ------------
Net investment income (loss).......      310,988        229,772        217,381       (174,972)      (167,263)      (197,962)
                                      ----------     ----------    -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............       78,057       (636,728)      (203,376)    (1,493,745)    (3,372,191)    (2,938,762)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    2,249,963      6,355,030     (4,317,324)     2,681,460     13,998,610    (12,110,393)
                                      ----------     ----------    -----------    -----------    -----------    ------------
Net realized and unrealized gains
 (losses)..........................    2,328,020      5,718,302     (4,520,700)     1,187,715     10,626,419    (15,049,155)
                                      ----------     ----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $2,639,008     $5,948,074    $(4,303,319)   $ 1,012,743    $10,459,156    $(15,247,117)
                                      ==========     ==========    ===========    ===========    ===========    ============

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  141,281    $    78,455    $    82,677
 Expenses..........................       89,831         73,454         75,642
                                      ----------    -----------    -----------
Net investment income (loss).......       51,450          5,001          7,035
                                      ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     (331,435)    (1,149,513)    (1,137,707)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,879,527      5,011,920     (1,232,265)
                                      ----------    -----------    -----------
Net realized and unrealized gains
 (losses)..........................    1,548,092      3,862,407     (2,369,972)
                                      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,599,542    $ 3,867,408    $(2,362,937)
                                      ==========    ===========    ===========

                       See Notes to Financial Statements

                 VIP HIGH INCOME                                VIP MID CAP
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
     $ 593,582      $  417,729     $ 647,515      $       --     $   21,352     $  23,868
        52,823          46,505        43,733          47,064         32,257        21,778
     ---------      ----------     ---------      ----------     ----------     ---------
       540,759         371,224       603,782         (47,064)       (10,905)        2,090
     ---------      ----------     ---------      ----------     ----------     ---------
      (341,898)       (445,061)     (815,107)        402,711         60,339       (72,308)
       469,577       1,555,287       342,089       1,723,369      1,799,052      (387,508)
     ---------      ----------     ---------      ----------     ----------     ---------
       127,679       1,110,226      (473,018)      2,126,080      1,859,391      (459,816)
     ---------      ----------     ---------      ----------     ----------     ---------
     $ 668,438      $1,481,450     $ 130,764      $2,079,016     $1,848,486     $(457,726)
     =========      ==========     =========      ==========     ==========     =========

           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
       $  3,504       $  1,951       $  2,897       $  8,211       $    743       $  1,513
          7,173          3,840          3,031          9,528          5,388          5,198
       --------       --------       --------       --------       --------       --------
         (3,669)        (1,889)          (134)        (1,317)        (4,645)        (3,685)
       --------       --------       --------       --------       --------       --------
        158,302         29,343         (8,005)       237,059         64,342        (34,748)
         71,056        186,258        (17,843)        72,293        345,855         16,026
       --------       --------       --------       --------       --------       --------
        229,358        215,601        (25,848)       309,352        410,197        (18,722)
       --------       --------       --------       --------       --------       --------
       $225,689       $213,712       $(25,982)      $308,035       $405,552       $(22,407)
       ========       ========       ========       ========       ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                             RUSSELL MULTI-STYLE EQUITY                       RUSSELL CORE BOND
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  49,033      $   42,019    $    38,024      $112,615       $146,002       $ 82,569
 Expenses..........................      43,132          38,689         42,864        18,360         18,013         19,164
                                      ---------      ----------    -----------      --------       --------       --------
Net investment income (loss).......       5,901           3,330         (4,840)       94,255        127,989         63,405
                                      ---------      ----------    -----------      --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............    (218,812)       (401,897)      (663,057)       48,817         33,895        124,553
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     749,900       1,830,013     (1,036,694)      (38,139)       (27,496)        26,831
                                      ---------      ----------    -----------      --------       --------       --------
Net realized and unrealized gains
 (losses)..........................     531,088       1,428,116     (1,699,751)       10,678          6,399        151,384
                                      ---------      ----------    -----------      --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $ 536,989      $1,431,446    $(1,704,591)     $104,933       $134,388       $214,789
                                      =========      ==========    ===========      ========       ========       ========

                                             RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $105,024       $  2,369      $      --
 Expenses..........................      18,469         15,770         16,436
                                       --------       --------      ---------
Net investment income (loss).......      86,555        (13,401)       (16,436)
                                       --------       --------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      92,023        (15,514)      (100,969)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     190,748        923,244       (393,648)
                                       --------       --------      ---------
Net realized and unrealized gains
 (losses)..........................     282,771        907,730       (494,617)
                                       --------       --------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $369,326       $894,329      $(511,053)
                                       ========       ========      =========

                       See Notes to Financial Statements

                  RUSSELL NON-US                         J.P. MORGAN BOND PORTFOLIO
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
      $ 45,836       $ 54,758      $  29,524       $ 82,720       $110,574       $ 10,477
        16,111         13,237         13,104          9,161         12,128         10,001
      --------       --------      ---------       --------       --------       --------
        29,725         41,521         16,420         73,559         98,446            476
      --------       --------      ---------       --------       --------       --------
       (23,117)       (94,744)      (424,607)        14,554         40,537          6,948
       369,946        737,515         93,343        (31,643)       (83,584)       133,452
      --------       --------      ---------       --------       --------       --------
       346,829        642,771       (331,264)       (17,089)       (43,047)       140,400
      --------       --------      ---------       --------       --------       --------
      $376,554       $684,292      $(314,844)      $ 56,470       $ 55,399       $140,876
      ========       ========      =========       ========       ========       ========

        J.P. MORGAN SMALL COMPANY PORTFOLIO                FI MID CAP OPPORTUNITIES
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $       --     $       --     $   5,688      $  14,226      $       --    $        --
          23,005         18,418        17,705         15,829          16,296         21,051
      ----------     ----------     ---------      ---------      ----------    -----------
         (23,005)       (18,418)      (12,017)        (1,603)        (16,296)       (21,051)
      ----------     ----------     ---------      ---------      ----------    -----------
          63,115       (126,675)     (136,718)      (182,865)       (555,069)    (1,218,533)
       1,254,426      1,091,759      (590,383)       620,653       1,373,769         13,465
      ----------     ----------     ---------      ---------      ----------    -----------
       1,317,541        965,084      (727,101)       437,788         818,700     (1,205,068)
      ----------     ----------     ---------      ---------      ----------    -----------
      $1,294,536     $  946,666     $(739,118)     $ 436,185      $  802,404    $(1,226,119)
      ==========     ==========     =========      =========      ==========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                           T. ROWE PRICE SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $     --      $       --     $      --       $ 12,326      $    4,781     $   8,237
 Expenses..........................      31,163          16,640         8,662         25,561          19,704        13,521
                                       --------      ----------     ---------       --------      ----------     ---------
Net investment income (loss).......     (31,163)        (16,640)       (8,662)       (13,235)        (14,923)       (5,284)
                                       --------      ----------     ---------       --------      ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     440,039         (62,882)     (259,314)       441,233          (2,324)     (243,411)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     150,911       1,105,929      (366,663)       (32,629)      1,104,502      (489,472)
                                       --------      ----------     ---------       --------      ----------     ---------
Net realized and unrealized gains
 (losses)..........................     590,950       1,043,047      (625,977)       408,604       1,102,178      (732,883)
                                       --------      ----------     ---------       --------      ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $559,787      $1,026,407     $(634,639)      $395,369      $1,087,255     $(738,167)
                                       ========      ==========     =========       ========      ==========     =========

                                            NEUBERGER BERMAN MID CAP VALUE
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $ 44,386       $  1,264          $  --
 Expenses..........................       9,397          3,426            210
                                       --------       --------          -----
Net investment income (loss).......      34,989         (2,162)          (210)
                                       --------       --------          -----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     112,451         11,484             88
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     197,676        190,096             (1)
                                       --------       --------          -----
Net realized and unrealized gains
 (losses)..........................     310,127        201,580             87
                                       --------       --------          -----
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $345,116       $199,418          $(123)
                                       ========       ========          =====

                       See Notes to Financial Statements

               FI INTERNATIONAL STOCK                         MORGAN STANLEY EAFE INDEX
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003            2002             2004           2003            2002
    ------------   ------------   ---------------   ------------   ------------   ---------------
      $ 26,360       $  7,063        $     --        $   46,890     $      273         $  --
        10,572          6,377             671            45,515         26,532            --
      --------       --------        --------        ----------     ----------         -----
        15,788            686            (671)            1,375        (26,259)           --
      --------       --------        --------        ----------     ----------         -----
       122,022        146,826         (16,747)          606,581        395,506           (70)
       207,524        241,093         (10,058)          684,461      1,582,302          (124)
      --------       --------        --------        ----------     ----------         -----
       329,546        387,919         (26,805)        1,291,042      1,977,808          (194)
      --------       --------        --------        ----------     ----------         -----
      $345,334       $388,605        $(27,476)       $1,292,417     $1,951,549         $(194)
      ========       ========        ========        ==========     ==========         =====

                  METLIFE STOCK INDEX                         METLIFE MID CAP STOCK INDEX
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003            2002             2004           2003            2002
     ------------   ------------   ---------------   ------------   ------------   ---------------
      $  693,650    $     2,912        $    --         $ 3,030        $   101           $  --
         537,199        338,513             --           1,924            309              --
      ----------    -----------        -------         -------        -------           -----
         156,451       (335,601)            --           1,106           (208)             --
      ----------    -----------        -------         -------        -------           -----
       2,088,828        801,918            (54)         16,508         16,493            (137)
       5,375,093     15,233,663         (5,447)         69,901         16,404             (58)
      ----------    -----------        -------         -------        -------           -----
       7,463,921     16,035,581         (5,501)         86,409         32,897            (195)
      ----------    -----------        -------         -------        -------           -----
      $7,620,372    $15,699,980        $(5,501)        $87,515        $32,689           $(195)
      ==========    ===========        =======         =======        =======           =====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                         STATE STREET RESEARCH LARGE CAP VALUE             STATE STREET RESEARCH DIVERSIFIED
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002             2004           2003            2002
                                     ------------   ------------   ---------------   ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $     --      $   52,533         $ 26           $196,878      $      122         $ --
 Expenses..........................      58,008          34,887           --             70,167          47,975           --
                                       --------      ----------         ----           --------      ----------         ----
Net investment income (loss).......     (58,008)         17,646           26            126,711         (47,853)          --
                                       --------      ----------         ----           --------      ----------         ----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     358,940         227,595          290            273,118         132,251            1
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     631,636       1,684,315            9            338,763       1,354,000          (10)
                                       --------      ----------         ----           --------      ----------         ----
Net realized and unrealized gains
 (losses)..........................     990,576       1,911,910          299            611,881       1,486,251           (9)
                                       --------      ----------         ----           --------      ----------         ----
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..    $932,568      $1,929,556         $325           $738,592      $1,438,398         $ (9)
                                       ========      ==========         ====           ========      ==========         ====

                                         LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $404,994       $  5,234          $ --
 Expenses..........................      89,636         59,211            --
                                       --------       --------          ----
Net investment income (loss).......     315,358        (53,977)           --
                                       --------       --------          ----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      67,236          5,640           131
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      75,106        235,824           481
                                       --------       --------          ----
Net realized and unrealized gains
 (losses)..........................     142,342        241,464           612
                                       --------       --------          ----
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..    $457,700       $187,487          $612
                                       ========       ========          ====



                       See Notes to Financial Statements

            STATE STREET RESEARCH AURORA                         RUSSELL 2000 INDEX
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003            2002             2004           2003            2002
    ------------   ------------   ---------------   ------------   ------------   ---------------
     $       --     $       --         $  --          $ 12,528       $  2,348         $    --
         56,588         29,106            --            15,405          5,421             162
     ----------     ----------         -----          --------       --------         -------
        (56,588)       (29,106)           --            (2,877)        (3,073)           (162)
     ----------     ----------         -----          --------       --------         -------
        774,046        313,541             5           268,901         28,014           1,974
        599,751      2,411,449          (214)          221,267        338,105          (2,670)
     ----------     ----------         -----          --------       --------         -------
      1,373,797      2,724,990          (209)          490,168        366,119            (696)
     ----------     ----------         -----          --------       --------         -------
     $1,317,209     $2,695,884         $(209)         $487,291       $363,046         $  (858)
     ==========     ==========         =====          ========       ========         =======

            HARRIS OAKMARK LARGE CAP VALUE             STATE STREET RESEARCH LARGE CAP GROWTH
                       DIVISION                                       DIVISION
     ---------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED         MAY 1, 2002        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003            2002             2004           2003           2002
     ------------   ------------   ---------------   ------------   ------------   ------------
      $  25,182       $     --        $  3,387         $     --       $    857      $      --
         16,470          7,811             443           11,696         10,549          5,826
      ---------       --------        --------         --------       --------      ---------
          8,712         (7,811)          2,944          (11,696)        (9,692)        (5,826)
      ---------       --------        --------         --------       --------      ---------
        538,304         24,972         (19,322)           4,935        (74,437)       (67,117)
       (199,782)       612,604         (24,581)         181,202        621,148       (315,581)
      ---------       --------        --------         --------       --------      ---------
        338,522        637,576         (43,903)         186,137        546,711       (382,698)
      ---------       --------        --------         --------       --------      ---------
      $ 347,234       $629,765        $(40,959)        $174,441       $537,019      $(388,524)
      =========       ========        ========         ========       ========      =========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            HARRIS OAKMARK FOCUSED VALUE                       DAVIS VENTURE VALUE
                                                      DIVISION                                      DIVISION
                                     ------------------------------------------   ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED          ENDED          ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003           2002           2004           2003            2002
                                     ------------   ------------   ------------   ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  78,160      $    6,296     $   3,814       $ 15,525       $  2,304         $   21
 Expenses..........................      34,075          19,305         6,246         15,965          6,836            550
                                      ---------      ----------     ---------       --------       --------         ------
Net investment income (loss).......      44,085         (13,009)       (2,432)          (440)        (4,532)          (529)
                                      ---------      ----------     ---------       --------       --------         ------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     647,532          96,958       (34,606)       110,849         58,857            271
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (134,412)      1,357,025      (148,104)       226,205        315,280          1,504
                                      ---------      ----------     ---------       --------       --------         ------
Net realized and unrealized gains
 (losses)..........................     513,120       1,453,983      (182,710)       337,054        374,137          1,775
                                      ---------      ----------     ---------       --------       --------         ------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $ 557,205      $1,440,974     $(185,142)      $336,614       $369,605         $1,246
                                      =========      ==========     =========       ========       ========         ======

                                          STATE STREET RESEARCH MONEY MARKET
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $264,204       $175,627         $34,541
 Expenses..........................     157,135        133,498              --
                                       --------       --------         -------
Net investment income (loss).......     107,069         42,129          34,541
                                       --------       --------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............          --           (159)             --
Change in net unrealized
 appreciation (depreciation) of
 investments.......................          --              4              --
                                       --------       --------         -------
Net realized and unrealized gains
 (losses)..........................          --           (155)             --
                                       --------       --------         -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $107,069       $ 41,974         $34,541
                                       ========       ========         =======



                       See Notes to Financial Statements

          STATE STREET RESEARCH BOND INCOME         STATE STREET RESEARCH AGGRESSIVE GROWTH
                      DIVISION                                     DIVISION
    ---------------------------------------------   ---------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD       FOR THE YEAR        FOR THE PERIOD
       ENDED          ENDED         MAY 1, 2002           ENDED            APRIL 28, 2003
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,      DECEMBER 31,       TO DECEMBER 31,
        2004           2003            2002                2004                 2003
    ------------   ------------   ---------------   ------------------   ------------------
      $81,017        $ 46,367         $    --            $     --            $       --
        6,917           3,673             432              41,172                26,220
      -------        --------         -------            --------            ----------
       74,100          42,694            (432)            (41,172)              (26,220)
      -------        --------         -------            --------            ----------
        6,039          54,748           6,350             612,239               172,427
        5,361         (20,763)         45,428             100,578             1,314,988
      -------        --------         -------            --------            ----------
       11,400          33,985          51,778             712,817             1,487,415
      -------        --------         -------            --------            ----------
      $85,500        $ 76,679         $51,346            $671,645            $1,461,195
      =======        ========         =======            ========            ==========

                   MFS TOTAL RETURN                  SALOMON BROTHERS U.S. GOVERNMENT
                       DIVISION                                  DIVISION
     ---------------------------------------------   --------------------------------
     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR              FOR THE PERIOD
        ENDED          ENDED            ENDED                  MAY 3, 2004
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,             TO DECEMBER 31,
         2004           2003            2002                       2004
     ------------   ------------   ---------------   --------------------------------
      $ 102,213       $106,336        $ 121,948                   $  --
         27,033         21,831           21,517                     149
      ---------       --------        ---------                   -----
         75,180         84,505          100,431                    (149)
      ---------       --------        ---------                   -----
       (120,916)       (82,266)        (182,624)                     36
        440,355        521,990         (232,113)                    836
      ---------       --------        ---------                   -----
        319,439        439,724         (414,737)                    872
      ---------       --------        ---------                   -----
      $ 394,619       $524,229        $(314,306)                  $ 723
      =========       ========        =========                   =====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                              JANUS AGGRESSIVE GROWTH                        PIMCO PEA INNOVATION
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $    --        $     --       $     --       $    229       $    --        $     --
 Expenses..........................      1,759           1,954          1,376          1,617           804             220
                                       -------        --------       --------       --------       -------        --------
Net investment income (loss).......     (1,759)         (1,954)        (1,376)        (1,388)         (804)           (220)
                                       -------        --------       --------       --------       -------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     13,147         (24,507)        (3,313)        32,402         5,514          21,777
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     13,327         114,428        (72,481)       (44,155)       59,767         (18,504)
                                       -------        --------       --------       --------       -------        --------
Net realized and unrealized gains
 (losses)..........................     26,474          89,921        (75,794)       (11,753)       65,281           3,273
                                       -------        --------       --------       --------       -------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $24,715        $ 87,967       $(77,170)      $(13,141)      $64,477        $  3,053
                                       =======        ========       ========       ========       =======        ========

                                                  PIMCO TOTAL RETURN
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED         MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $480,860       $225,515         $    --
 Expenses..........................      25,009         12,653           1,034
                                       --------       --------         -------
Net investment income (loss).......     455,851        212,862          (1,034)
                                       --------       --------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      57,707        141,985           9,702
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (138,195)      (114,267)         70,607
                                       --------       --------         -------
Net realized and unrealized gains
 (losses)..........................     (80,488)        27,718          80,309
                                       --------       --------         -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $375,363       $240,580         $79,275
                                       ========       ========         =======



                       See Notes to Financial Statements

            T. ROWE PRICE MID CAP GROWTH                      MET/AIM SMALL CAP GROWTH
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003            2002             2004           2003            2002
    ------------   ------------   ---------------   ------------   ------------   ---------------
      $     --       $    --           $  --          $     --       $     --        $     --
         8,127         2,002              19             3,443          2,118              47
      --------       -------           -----          --------       --------        --------
        (8,127)       (2,002)            (19)           (3,443)        (2,118)            (47)
      --------       -------           -----          --------       --------        --------
        84,829        10,086             134            63,157        306,607         (12,202)
       159,685        89,276            (757)          (18,780)        69,905          (3,776)
      --------       -------           -----          --------       --------        --------
       244,514        99,362            (623)           44,377        376,512         (15,978)
      --------       -------           -----          --------       --------        --------
      $236,387       $97,360           $(642)         $ 40,934       $374,394        $(16,025)
      ========       =======           =====          ========       ========        ========

              MET/AIM MID CAP CORE EQUITY                    HARRIS OAKMARK INTERNATIONAL
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003            2002             2004           2003            2002
     ------------   ------------   ---------------   ------------   ------------   ---------------
       $    --        $ 2,456           $  36          $    610       $ 21,201          $ 56
         1,546            663              97            10,777          2,340            37
       -------        -------           -----          --------       --------          ----
        (1,546)         1,793             (61)          (10,167)        18,861            19
       -------        -------           -----          --------       --------          ----
        31,745         10,249             (25)          316,743         15,022             9
        14,531         27,188            (689)           86,259        236,282           594
       -------        -------           -----          --------       --------          ----
        46,276         37,437            (714)          403,002        251,304           603
       -------        -------           -----          --------       --------          ----
       $44,730        $39,230           $(775)         $392,835       $270,165          $622
       =======        =======           =====          ========       ========          ====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            LORD ABBETT GROWTH & INCOME                   LORD ABBETT MID-CAP VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $ 54,314      $  35,195      $  33,751       $231,373      $   49,175     $  17,591
 Expenses..........................      16,757         15,686         18,579         33,626          30,076        20,967
                                       --------      ---------      ---------       --------      ----------     ---------
Net investment income (loss).......      37,557         19,509         15,172        197,747          19,099        (3,376)
                                       --------      ---------      ---------       --------      ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      50,316       (147,619)      (381,016)       863,914          (4,790)       97,791
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     285,087        812,769       (311,121)       (61,754)      1,083,026      (527,868)
                                       --------      ---------      ---------       --------      ----------     ---------
Net realized and unrealized gains
 (losses)..........................     335,403        665,150       (692,137)       802,160       1,078,236      (430,077)
                                       --------      ---------      ---------       --------      ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $372,960      $ 684,659      $(676,965)      $999,907      $1,097,335     $(433,453)
                                       ========      =========      =========       ========      ==========     =========

                                             MFS RESEARCH INTERNATIONAL
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  25,574      $   22,931     $  26,643
 Expenses..........................      19,212          18,707        20,832
                                      ---------      ----------     ---------
Net investment income (loss).......       6,362           4,224         5,811
                                      ---------      ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............    (465,258)       (608,976)     (689,257)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     955,286       1,312,990      (153,762)
                                      ---------      ----------     ---------
Net realized and unrealized gains
 (losses)..........................     490,028         704,014      (843,019)
                                      ---------      ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $ 496,390      $  708,238     $(837,208)
                                      =========      ==========     =========

                       See Notes to Financial Statements

    NEUBERGER BERMAN     LORD ABBETT
      REAL ESTATE      BOND DEBENTURE                 AMERICAN FUNDS GROWTH
        DIVISON            DIVISON                           DIVISION
    ----------------   ---------------   ------------------------------------------------
     FOR THE PERIOD    FOR THE PERIOD    FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
      MAY 3, 2004        MAY 3, 2004        ENDED            ENDED          MAY 1, 2002
    TO DECEMBER 31,    TO DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,
          2004              2004             2004            2003              2002
    ----------------   ---------------   ------------   ---------------   ---------------
        $ 7,918            $ 1,913        $   25,969      $    9,626         $    387
            251                 68            73,542          29,016            1,751
        -------            -------        ----------      ----------         --------
          7,667              1,845           (47,573)        (19,390)          (1,364)
        -------            -------        ----------      ----------         --------
          1,617              1,009           728,441         112,786             (480)
          9,595             (1,006)        1,029,536       1,363,970          (20,215)
        -------            -------        ----------      ----------         --------
         11,212                  3         1,757,977       1,476,756          (20,695)
        -------            -------        ----------      ----------         --------
        $18,879            $ 1,848        $1,710,404      $1,457,366         $(22,059)
        =======            =======        ==========      ==========         ========


             AMERICAN FUNDS GROWTH-INCOME             AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED         MAY 1, 2002        ENDED          ENDED         MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003            2002             2004           2003            2002
     ------------   ------------   ---------------   ------------   ------------   ---------------
      $  121,502     $   58,759        $12,770         $     --       $  3,256         $   201
          65,737         22,102          1,709           21,077          5,340             341
      ----------     ----------        -------         --------       --------         -------
          55,765         36,657         11,061          (21,077)        (2,084)           (140)
      ----------     ----------        -------         --------       --------         -------
         396,586        106,538            (66)         192,254         74,090          (1,235)
         796,378        977,443         (2,905)         543,161        298,702          (6,799)
      ----------     ----------        -------         --------       --------         -------
       1,192,964      1,083,981         (2,971)         735,415        372,792          (8,034)
      ----------     ----------        -------         --------       --------         -------
      $1,248,729     $1,120,638        $ 8,090         $714,338       $370,708         $(8,174)
      ==========     ==========        =======         ========       ========         =======

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $   310,988    $   229,772    $   217,381    $  (174,972)   $  (167,263)   $  (197,962)
 Net realized gains (losses) on
  investments......................       78,057       (636,728)      (203,376)    (1,493,745)    (3,372,191)    (2,938,762)
 Net unrealized appreciation
  (depreciation) on investments....    2,249,963      6,355,030     (4,317,324)     2,681,460     13,998,610    (12,110,393)
                                     -----------    -----------    -----------    -----------    -----------    ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    2,639,008      5,948,074     (4,303,319)     1,012,743     10,459,156    (15,247,117)
                                     -----------    -----------    -----------    -----------    -----------    ------------
From capital transactions:
 Net premiums......................    2,808,086      3,563,952      3,958,915      5,494,035      6,937,343      8,667,478
 Redemptions.......................   (1,947,231)    (1,351,187)    (1,404,324)    (2,989,042)    (2,676,459)    (2,346,491)
                                     -----------    -----------    -----------    -----------    -----------    ------------
 Total net premiums
  (redemptions)....................      860,855      2,212,765      2,554,591      2,504,993      4,260,884      6,320,987
 Net division transfers............   (2,396,651)    (2,925,073)    (1,864,607)    (5,949,311)    (8,053,084)    (5,762,701)
                                     -----------    -----------    -----------    -----------    -----------    ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (1,535,796)      (712,308)       689,984     (3,444,318)    (3,792,200)       558,286
                                     -----------    -----------    -----------    -----------    -----------    ------------
NET CHANGE IN NET ASSETS...........    1,103,212      5,235,766     (3,613,335)    (2,431,575)     6,666,956    (14,688,831)
NET ASSETS-BEGINNING OF PERIOD.....   25,786,854     20,551,088     24,164,423     41,478,246     34,811,290     49,500,121
                                     -----------    -----------    -----------    -----------    -----------    ------------
NET ASSETS-END OF PERIOD...........  $26,890,066    $25,786,854    $20,551,088    $39,046,671    $41,478,246    $34,811,290
                                     ===========    ===========    ===========    ===========    ===========    ============

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $    51,450    $     5,001    $     7,035
 Net realized gains (losses) on
  investments......................     (331,435)    (1,149,513)    (1,137,707)
 Net unrealized appreciation
  (depreciation) on investments....    1,879,527      5,011,920     (1,232,265)
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,599,542      3,867,408     (2,362,937)
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,597,964      1,660,729      1,945,746
 Redemptions.......................     (803,967)      (727,723)      (420,927)
                                     -----------    -----------    -----------
 Total net premiums
  (redemptions)....................      793,997        933,006      1,524,819
 Net division transfers............   (1,416,346)    (1,056,564)    (1,492,449)
                                     -----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (622,349)      (123,558)        32,370
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      977,193      3,743,850     (2,330,567)
NET ASSETS-BEGINNING OF PERIOD.....   12,743,753      8,999,903     11,330,470
                                     -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $13,720,946    $12,743,753    $ 8,999,903
                                     ===========    ===========    ===========

                       See Notes to Financial Statements

                 VIP HIGH INCOME                                VIP MID CAP
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
     $  540,759     $  371,224     $  603,782    $   (47,064)    $  (10,905)    $    2,090
       (341,898)      (445,061)      (815,107)       402,711         60,339        (72,308)
        469,577      1,555,287        342,089      1,723,369      1,799,052       (387,508)
     ----------     ----------     ----------    -----------     ----------     ----------
        668,438      1,481,450        130,764      2,079,016      1,848,486       (457,726)
     ----------     ----------     ----------    -----------     ----------     ----------
        888,281        738,489      1,120,522      1,004,955      1,281,772        867,048
       (343,183)      (143,194)      (590,937)       (81,221)      (201,990)       (47,073)
     ----------     ----------     ----------    -----------     ----------     ----------
        545,098        595,295        529,585        923,734      1,079,782        819,975
       (853,389)       292,050     (1,391,749)     1,614,543       (827,026)     2,042,898
     ----------     ----------     ----------    -----------     ----------     ----------
       (308,291)       887,345       (862,164)     2,538,277        252,756      2,862,873
     ----------     ----------     ----------    -----------     ----------     ----------
        360,147      2,368,795       (731,400)     4,617,293      2,101,242      2,405,147
      7,737,904      5,369,109      6,100,509      6,697,365      4,596,123      2,190,976
     ----------     ----------     ----------    -----------     ----------     ----------
     $8,098,051     $7,737,904     $5,369,109    $11,314,658     $6,697,365     $4,596,123
     ==========     ==========     ==========    ===========     ==========     ==========

           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $   (3,669)     $ (1,889)      $   (134)     $   (1,317)    $   (4,645)    $  (3,685)
         158,302        29,343         (8,005)        237,059         64,342       (34,748)
          71,056       186,258        (17,843)         72,293        345,855        16,026
      ----------      --------       --------      ----------     ----------     ---------
         225,689       213,712        (25,982)        308,035        405,552       (22,407)
      ----------      --------       --------      ----------     ----------     ---------
         137,740        71,263         51,818         200,006        175,659       173,240
         (64,903)      (53,236)       (16,792)       (103,261)       (16,317)      (21,446)
      ----------      --------       --------      ----------     ----------     ---------
          72,837        18,027         35,026          96,745        159,342       151,794
         135,052       171,587         43,030         (14,400)       169,278      (365,553)
      ----------      --------       --------      ----------     ----------     ---------
         207,889       189,614         78,056          82,345        328,620      (213,759)
      ----------      --------       --------      ----------     ----------     ---------
         433,578       403,326         52,074         390,380        734,172      (236,166)
         802,863       399,537        347,463       1,313,563        579,391       815,557
      ----------      --------       --------      ----------     ----------     ---------
      $1,236,441      $802,863       $399,537      $1,703,943     $1,313,563     $ 579,391
      ==========      ========       ========      ==========     ==========     =========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             RUSSELL MULTI-STYLE EQUITY                       RUSSELL CORE BOND
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $     5,901     $    3,330    $    (4,840)    $   94,255     $  127,989     $   63,405
 Net realized gains (losses) on
  investments......................     (218,812)      (401,897)      (663,057)        48,817         33,895        124,553
 Net unrealized appreciation
  (depreciation) on investments....      749,900      1,830,013     (1,036,694)       (38,139)       (27,496)        26,831
                                     -----------     ----------    -----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      536,989      1,431,446     (1,704,591)       104,933        134,388        214,789
                                     -----------     ----------    -----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      820,318        767,029        969,072        265,277        212,349        231,505
 Redemptions.......................     (421,545)      (238,793)      (927,461)      (329,696)       (42,977)      (575,204)
                                     -----------     ----------    -----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      398,773        528,236         41,611        (64,419)       169,372       (343,699)
 Net division transfers............   (1,194,742)      (569,991)      (824,423)      (462,923)      (197,291)      (424,998)
                                     -----------     ----------    -----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (795,969)       (41,755)      (782,812)      (527,342)       (27,919)      (768,697)
                                     -----------     ----------    -----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (258,980)     1,389,691     (2,487,403)      (422,409)       106,469       (553,908)
NET ASSETS-BEGINNING OF PERIOD.....    6,622,319      5,232,628      7,720,031      2,756,194      2,649,725      3,203,633
                                     -----------     ----------    -----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 6,363,339     $6,622,319    $ 5,232,628     $2,333,785     $2,756,194     $2,649,725
                                     ===========     ==========    ===========     ==========     ==========     ==========

                                             RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $   86,555     $  (13,401)    $  (16,436)
 Net realized gains (losses) on
  investments......................       92,023        (15,514)      (100,969)
 Net unrealized appreciation
  (depreciation) on investments....      190,748        923,244       (393,648)
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      369,326        894,329       (511,053)
                                      ----------     ----------     ----------
From capital transactions:
 Net premiums......................      304,281        281,182        349,129
 Redemptions.......................     (239,772)      (118,091)      (489,863)
                                      ----------     ----------     ----------
 Total net premiums
  (redemptions)....................       64,509        163,091       (140,734)
 Net division transfers............     (256,808)      (359,675)      (299,391)
                                      ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (192,299)      (196,584)      (440,125)
                                      ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      177,027        697,745       (951,178)
NET ASSETS-BEGINNING OF PERIOD.....    2,735,905      2,038,160      2,989,338
                                      ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $2,912,932     $2,735,905     $2,038,160
                                      ==========     ==========     ==========

                       See Notes to Financial Statements.

                  RUSSELL NON-US                         J.P. MORGAN BOND PORTFOLIO
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
     $   29,725     $   41,521     $   16,420     $   73,559     $   98,446     $      476
        (23,117)       (94,744)      (424,607)        14,554         40,537          6,948
        369,946        737,515         93,343        (31,643)       (83,584)       133,452
     ----------     ----------     ----------     ----------     ----------     ----------
        376,554        684,292       (314,844)        56,470         55,399        140,876
     ----------     ----------     ----------     ----------     ----------     ----------
        253,487        240,636        278,330        337,741        487,865        455,414
       (177,265)       (27,970)      (443,079)      (115,522)       (56,678)       (18,888)
     ----------     ----------     ----------     ----------     ----------     ----------
         76,222        212,666       (164,749)       222,219        431,187        436,526
       (521,813)       (86,823)      (264,124)      (115,007)    (1,076,434)       511,659
     ----------     ----------     ----------     ----------     ----------     ----------
       (445,591)       125,843       (428,873)       107,212       (645,247)       948,185
     ----------     ----------     ----------     ----------     ----------     ----------
        (69,037)       810,135       (743,717)       163,682       (589,848)     1,089,061
      2,479,537      1,669,402      2,413,119      1,596,525      2,186,373      1,097,312
     ----------     ----------     ----------     ----------     ----------     ----------
     $2,410,500     $2,479,537     $1,669,402     $1,760,207     $1,596,525     $2,186,373
     ==========     ==========     ==========     ==========     ==========     ==========

        J.P. MORGAN SMALL COMPANY PORTFOLIO                FI MID CAP OPPORTUNITIES
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $  (23,005)    $  (18,418)    $  (12,017)    $   (1,603)   $   (16,296)   $   (21,051)
          63,115       (126,675)      (136,718)      (182,865)      (555,069)    (1,218,533)
       1,254,426      1,091,759       (590,383)       620,653      1,373,769         13,465
      ----------     ----------     ----------     ----------    -----------    -----------
       1,294,536        946,666       (739,118)       436,185        802,404     (1,226,119)
      ----------     ----------     ----------     ----------    -----------    -----------
         607,157        678,148        726,006        568,198        786,659      1,185,370
        (134,276)       (91,615)       (53,971)      (344,050)      (155,047)      (141,619)
      ----------     ----------     ----------     ----------    -----------    -----------
         472,881        586,533        672,035        224,148        631,612      1,043,751
       1,541,935       (800,138)      (363,298)      (501,134)    (1,165,168)    (1,162,538)
      ----------     ----------     ----------     ----------    -----------    -----------
       2,014,816       (213,605)       308,737       (276,986)      (533,556)      (118,787)
      ----------     ----------     ----------     ----------    -----------    -----------
       3,309,352        733,061       (430,381)       159,199        268,848     (1,344,906)
       3,431,255      2,698,194      3,128,575      2,867,969      2,599,121      3,944,027
      ----------     ----------     ----------     ----------    -----------    -----------
      $6,740,607     $3,431,255     $2,698,194     $3,027,168    $ 2,867,969    $ 2,599,121
      ==========     ==========     ==========     ==========    ===========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           T. ROWE PRICE SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $   (31,163)    $  (16,640)    $   (8,662)   $   (13,235)    $  (14,923)    $   (5,284)
 Net realized gains (losses) on
  investments......................      440,039        (62,882)      (259,314)       441,233         (2,324)      (243,411)
 Net unrealized appreciation
  (depreciation) on investments....      150,911      1,105,929       (366,663)       (32,629)     1,104,502       (489,472)
                                     -----------     ----------     ----------    -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      559,787      1,026,407       (634,639)       395,369      1,087,255       (738,167)
                                     -----------     ----------     ----------    -----------     ----------     ----------
From capital transactions:
 Net premiums......................      902,136        608,381        455,290        528,409        669,432        483,045
 Redemptions.......................     (314,931)       (73,600)       (42,838)      (125,963)      (155,318)       (11,830)
                                     -----------     ----------     ----------    -----------     ----------     ----------
 Total net premiums
  (redemptions)....................      587,205        534,781        412,452        402,446        514,114        471,215
 Net division transfers............   (1,170,238)     2,328,426        752,333     (1,109,394)       (36,838)     1,424,134
                                     -----------     ----------     ----------    -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (583,033)     2,863,207      1,164,785       (706,948)       477,276      1,895,349
                                     -----------     ----------     ----------    -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      (23,246)     3,889,614        530,146       (311,579)     1,564,531      1,157,182
NET ASSETS-BEGINNING OF PERIOD.....    5,699,332      1,809,718      1,279,572      4,919,137      3,354,606      2,197,424
                                     -----------     ----------     ----------    -----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 5,676,086     $5,699,332     $1,809,718    $ 4,607,558     $4,919,137     $3,354,606
                                     ===========     ==========     ==========    ===========     ==========     ==========

                                            NEUBERGER BERMAN MID CAP VALUE
                                                       DIVISION
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $   34,989     $   (2,162)      $   (210)
 Net realized gains (losses) on
  investments......................      112,451         11,484             88
 Net unrealized appreciation
  (depreciation) on investments....      197,676        190,096             (1)
                                      ----------     ----------       --------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      345,116        199,418           (123)
                                      ----------     ----------       --------
From capital transactions:
 Net premiums......................      433,527        243,928         37,955
 Redemptions.......................      (53,195)       (19,440)            --
                                      ----------     ----------       --------
 Total net premiums
  (redemptions)....................      380,332        224,488         37,955
 Net division transfers............      265,395        506,769        155,197
                                      ----------     ----------       --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      645,727        731,257        193,152
                                      ----------     ----------       --------
NET CHANGE IN NET ASSETS...........      990,843        930,675        193,029
NET ASSETS-BEGINNING OF PERIOD.....    1,123,704        193,029             --
                                      ----------     ----------       --------
NET ASSETS-END OF PERIOD...........   $2,114,547     $1,123,704       $193,029
                                      ==========     ==========       ========



                       See Notes to Financial Statements.

               FI INTERNATIONAL STOCK                       MORGAN STANLEY EAFE INDEX
                      DIVISION                                       DIVISION
    --------------------------------------------   --------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2004           2003            2002            2004           2003            2002
    ------------   ------------   --------------   ------------   ------------   --------------
     $   15,788     $      686       $   (671)      $    1,375     $  (26,259)       $   --
        122,022        146,826        (16,747)         606,581        395,506           (70)
        207,524        241,093        (10,058)         684,461      1,582,302          (124)
     ----------     ----------       --------       ----------     ----------        ------
        345,334        388,605        (27,476)       1,292,417      1,951,549          (194)
     ----------     ----------       --------       ----------     ----------        ------
        489,976        403,707         72,851          785,704        555,181         2,890
       (123,371)       (64,995)        (3,589)        (406,949)      (291,190)           --
     ----------     ----------       --------       ----------     ----------        ------
        366,605        338,712         69,262          378,755        263,991         2,890
       (207,959)       201,796        866,031          198,790      3,891,872         5,258
     ----------     ----------       --------       ----------     ----------        ------
        158,646        540,508        935,293          577,545      4,155,863         8,148
     ----------     ----------       --------       ----------     ----------        ------
        503,980        929,113        907,817        1,869,962      6,107,412         7,954
      1,836,930        907,817             --        6,115,366          7,954            --
     ----------     ----------       --------       ----------     ----------        ------
     $2,340,910     $1,836,930       $907,817       $7,985,328     $6,115,366        $7,954
     ==========     ==========       ========       ==========     ==========        ======

                 METLIFE STOCK INDEX                        METLIFE MID CAP STOCK INDEX
                       DIVISION                                       DIVISION
     --------------------------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2004           2003            2002            2004           2003            2002
     ------------   ------------   --------------   ------------   ------------   --------------
     $   156,451    $  (335,601)      $     --        $  1,106       $   (208)        $   --
       2,088,828        801,918            (54)         16,508         16,493           (137)
       5,375,093     15,233,663         (5,447)         69,901         16,404            (58)
     -----------    -----------       --------        --------       --------         ------
       7,620,372     15,699,980         (5,501)         87,515         32,689           (195)
     -----------    -----------       --------        --------       --------         ------
      11,994,934      9,231,057        113,565         132,693         44,445          2,472
      (5,384,691)    (2,432,963)            --          (8,415)            --             --
     -----------    -----------       --------        --------       --------         ------
       6,610,243      6,798,094        113,565         124,278         44,445          2,472
      (7,962,182)    56,239,056         31,337         203,986        192,657          7,371
     -----------    -----------       --------        --------       --------         ------
      (1,351,939)    63,037,150        144,902         328,264        237,102          9,843
     -----------    -----------       --------        --------       --------         ------
       6,268,433     78,737,130        139,401         415,779        269,791          9,648
      78,876,531        139,401             --         279,439          9,648             --
     -----------    -----------       --------        --------       --------         ------
     $85,144,964    $78,876,531       $139,401        $695,218       $279,439         $9,648
     ===========    ===========       ========        ========       ========         ======

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                        STATE STREET RESEARCH LARGE CAP VALUE            STATE STREET RESEARCH DIVERSIFIED
                                                       DIVISION                                       DIVISION
                                     --------------------------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003            2002            2004           2003            2002
                                     ------------   ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $  (58,008)    $   17,646        $   26       $   126,711    $   (47,853)       $   --
 Net realized gains (losses) on
  investments......................      358,940        227,595           290           273,118        132,251             1
 Net unrealized appreciation
  (depreciation) on investments....      631,636      1,684,315             9           338,763      1,354,000           (10)
                                      ----------     ----------        ------       -----------    -----------        ------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      932,568      1,929,556           325           738,592      1,438,398            (9)
                                      ----------     ----------        ------       -----------    -----------        ------
From capital transactions:
 Net premiums......................      983,359        685,607           514         1,086,984      1,112,394         1,518
 Redemptions.......................     (597,915)      (357,667)           --          (929,619)      (550,793)           --
                                      ----------     ----------        ------       -----------    -----------        ------
 Total net premiums
  (redemptions)....................      385,444        327,940           514           157,365        561,601         1,518
 Net division transfers............     (688,138)     5,321,717         6,623        (1,193,533)     8,536,501          (184)
                                      ----------     ----------        ------       -----------    -----------        ------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (302,694)     5,649,657         7,137        (1,036,168)     9,098,102         1,334
                                      ----------     ----------        ------       -----------    -----------        ------
NET CHANGE IN NET ASSETS...........      629,874      7,579,213         7,462          (297,576)    10,536,500         1,325
NET ASSETS-BEGINNING OF PERIOD.....    7,586,675          7,462            --        10,537,825          1,325            --
                                      ----------     ----------        ------       -----------    -----------        ------
NET ASSETS-END OF PERIOD...........   $8,216,549     $7,586,675        $7,462       $10,240,249    $10,537,825        $1,325
                                      ==========     ==========        ======       ===========    ===========        ======

                                         LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                       DIVISION
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $   315,358    $   (53,977)      $    --
 Net realized gains (losses) on
  investments......................       67,236          5,640           131
 Net unrealized appreciation
  (depreciation) on investments....       75,106        235,824           481
                                     -----------    -----------       -------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      457,700        187,487           612
                                     -----------    -----------       -------
From capital transactions:
 Net premiums......................    1,556,685      1,205,578        16,619
 Redemptions.......................     (853,560)      (344,761)           --
                                     -----------    -----------       -------
 Total net premiums
  (redemptions)....................      703,125        860,817        16,619
 Net division transfers............   (1,574,447)    12,742,489        12,049
                                     -----------    -----------       -------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (871,322)    13,603,306        28,668
                                     -----------    -----------       -------
NET CHANGE IN NET ASSETS...........     (413,622)    13,790,793        29,280
NET ASSETS-BEGINNING OF PERIOD.....   13,820,073         29,280            --
                                     -----------    -----------       -------
NET ASSETS-END OF PERIOD...........  $13,406,451    $13,820,073       $29,280
                                     ===========    ===========       =======



                       See Notes to Financial Statements.

            STATE STREET RESEARCH AURORA                        RUSSELL 2000 INDEX
                      DIVISION                                       DIVISION
    --------------------------------------------   --------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2004           2003            2002            2004           2003            2002
    ------------   ------------   --------------   ------------   ------------   --------------
    $   (56,588)    $  (29,106)       $   --        $   (2,877)    $   (3,073)      $   (162)
        774,046        313,541             5           268,901         28,014          1,974
        599,751      2,411,449          (214)          221,267        338,105         (2,670)
    -----------     ----------        ------        ----------     ----------       --------
      1,317,209      2,695,884          (209)          487,291        363,046           (858)
    -----------     ----------        ------        ----------     ----------       --------
      1,277,357        924,711         3,693           632,146        239,410         38,030
       (257,734)      (136,200)           --          (125,064)       (28,353)        (3,641)
    -----------     ----------        ------        ----------     ----------       --------
      1,019,623        788,511         3,693           507,082        211,057         34,389
       (576,573)     4,959,409         2,638           297,590      1,522,017        170,624
    -----------     ----------        ------        ----------     ----------       --------
        443,050      5,747,920         6,331           804,672      1,733,074        205,013
    -----------     ----------        ------        ----------     ----------       --------
      1,760,259      8,443,804         6,122         1,291,963      2,096,120        204,155
      8,449,926          6,122            --         2,300,275        204,155             --
    -----------     ----------        ------        ----------     ----------       --------
    $10,210,185     $8,449,926        $6,122        $3,592,238     $2,300,275       $204,155
    ===========     ==========        ======        ==========     ==========       ========

            HARRIS OAKMARK LARGE CAP VALUE            STATE STREET RESEARCH LARGE CAP GROWTH
                       DIVISION                                      DIVISION
     --------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003            2002            2004           2003           2002
     ------------   ------------   --------------   ------------   ------------   ------------
      $    8,712     $   (7,811)     $    2,944      $  (11,696)    $   (9,692)    $   (5,826)
         538,304         24,972         (19,322)          4,935        (74,437)       (67,117)
        (199,782)       612,604         (24,581)        181,202        621,148       (315,581)
      ----------     ----------      ----------      ----------     ----------     ----------
         347,234        629,765         (40,959)        174,441        537,019       (388,524)
      ----------     ----------      ----------      ----------     ----------     ----------
         619,998        454,684         159,550         600,433        553,112        364,909
         (51,318)        (3,576)         (3,635)       (222,217)      (192,433)       (29,583)
      ----------     ----------      ----------      ----------     ----------     ----------
         568,680        451,108         155,915         378,216        360,679        335,326
      (1,290,069)     1,262,045       1,639,902        (357,290)       (15,477)       476,252
      ----------     ----------      ----------      ----------     ----------     ----------
        (721,389)     1,713,153       1,795,817          20,926        345,202        811,578
      ----------     ----------      ----------      ----------     ----------     ----------
        (374,155)     2,342,918       1,754,858         195,367        882,221        423,054
       4,097,776      1,754,858              --       2,138,190      1,255,969        832,915
      ----------     ----------      ----------      ----------     ----------     ----------
      $3,723,621     $4,097,776      $1,754,858      $2,333,557     $2,138,190     $1,255,969
      ==========     ==========      ==========      ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                            HARRIS OAKMARK FOCUSED VALUE                        DAVIS VENTURE VALUE
                                                      DIVISION                                        DIVISION
                                     ------------------------------------------   ------------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                        ENDED          ENDED          ENDED          ENDED            ENDED        MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                         2004           2003           2002           2004            2003              2002
                                     ------------   ------------   ------------   ------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $    44,085     $  (13,009)    $   (2,432)    $     (440)     $   (4,532)        $   (529)
 Net realized gains (losses) on
  investments......................      647,532         96,958        (34,606)       110,849          58,857              271
 Net unrealized appreciation
  (depreciation) on investments....     (134,412)     1,357,025       (148,104)       226,205         315,280            1,504
                                     -----------     ----------     ----------     ----------      ----------         --------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      557,205      1,440,974       (185,142)       336,614         369,605            1,246
                                     -----------     ----------     ----------     ----------      ----------         --------
From capital transactions:
 Net premiums......................    1,220,867      1,109,629        492,122        683,636         392,326           27,971
 Redemptions.......................     (353,071)      (210,490)        (5,714)      (155,934)       (159,399)              --
                                     -----------     ----------     ----------     ----------      ----------         --------
 Total net premiums
  (redemptions)....................      867,796        899,139        486,408        527,702         232,927           27,971
 Net division transfers............   (1,473,683)       813,782      1,921,074        294,513       1,240,507          412,257
                                     -----------     ----------     ----------     ----------      ----------         --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (605,887)     1,712,921      2,407,482        822,215       1,473,434          440,228
                                     -----------     ----------     ----------     ----------      ----------         --------
NET CHANGE IN NET ASSETS...........      (48,682)     3,153,895      2,222,340      1,158,829       1,843,039          441,474
NET ASSETS-BEGINNING OF PERIOD.....    6,677,075      3,523,180      1,300,840      2,284,513         441,474               --
                                     -----------     ----------     ----------     ----------      ----------         --------
NET ASSETS-END OF PERIOD...........  $ 6,628,393     $6,677,075     $3,523,180     $3,443,342      $2,284,513         $441,474
                                     ===========     ==========     ==========     ==========      ==========         ========


                                          STATE STREET RESEARCH MONEY MARKET
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $   107,069    $    42,129       $  34,541
 Net realized gains (losses) on
  investments......................           --           (159)             --
 Net unrealized appreciation
  (depreciation) on investments....           --              4              --
                                     ------------   -----------       ---------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      107,069         41,974          34,541
                                     ------------   -----------       ---------
From capital transactions:
 Net premiums......................    8,270,118      8,210,370         517,787
 Redemptions.......................   (2,552,988)    (3,491,644)             --
                                     ------------   -----------       ---------
 Total net premiums
  (redemptions)....................    5,717,130      4,718,726         517,787
 Net division transfers............  (14,009,718)    28,634,700        (412,656)
                                     ------------   -----------       ---------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (8,292,588)    33,353,426         105,131
                                     ------------   -----------       ---------
NET CHANGE IN NET ASSETS...........   (8,185,519)    33,395,400         139,672
NET ASSETS-BEGINNING OF PERIOD.....   33,535,072        139,672              --
                                     ------------   -----------       ---------
NET ASSETS-END OF PERIOD...........  $25,349,553    $33,535,072       $ 139,672
                                     ============   ===========       =========



                       See Notes to Financial Statements.


                                                        STATE STREET RESEARCH
         STATE STREET RESEARCH BOND INCOME                AGGRESSIVE GROWTH                        MFS TOTAL RETURN
                      DIVISION                                 DIVISION                                DIVISION
    --------------------------------------------   --------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR    FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       MAY 1, 2002 TO      ENDED       APRIL 28, 2003 TO      ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003            2002            2004             2003              2004           2003           2002
    ------------   ------------   --------------   ------------   -----------------   ------------   ------------   ------------
     $   74,100     $   42,694      $     (432)    $   (41,172)      $  (26,220)       $   75,180     $   84,505    $   100,431
          6,039         54,748           6,350         612,239          172,427          (120,916)       (82,266)      (182,624)
          5,361        (20,763)         45,428         100,578        1,314,988           440,355        521,990       (232,113)
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
         85,500         76,679          51,346         671,645        1,461,195           394,619        524,229       (314,306)
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
        332,776        225,302         121,385         759,067          670,735           696,751        717,181        725,680
        (45,042)      (102,378)             --        (374,227)        (182,835)         (206,451)      (235,988)      (217,131)
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
        287,734        122,924         121,385         384,840          487,900           490,300        481,193        508,549
        502,078       (534,530)      1,167,540      (1,389,718)       4,514,480          (308,100)      (111,141)      (583,330)
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
        789,812       (411,606)      1,288,925      (1,004,878)       5,002,380           182,200        370,052        (74,781)
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
        875,312       (334,927)      1,340,271        (333,233)       6,463,575           576,819        894,281       (389,087)
      1,005,344      1,340,271              --       6,463,575               --         3,706,693      2,812,412      3,201,499
     ----------     ----------      ----------     -----------       ----------        ----------     ----------    -----------
     $1,880,656     $1,005,344      $1,340,271     $ 6,130,342       $6,463,575        $4,283,512     $3,706,693    $ 2,812,412
     ==========     ==========      ==========     ===========       ==========        ==========     ==========    ===========

        SALOMON
     BROTHERS U.S.
       GOVERNMENT              JANUS AGGRESSIVE GROWTH
        DIVISION                       DIVISION
     --------------   ------------------------------------------
     FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
     MAY 3, 2004 TO      ENDED          ENDED          ENDED
      DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
          2004            2004           2003           2002
     --------------   ------------   ------------   ------------
        $  (149)       $  (1,759)      $ (1,954)      $ (1,376)
             36           13,147        (24,507)        (3,313)
            836           13,327        114,428        (72,481)
        -------        ---------       --------       --------
            723           24,715         87,967        (77,170)
        -------        ---------       --------       --------
             80           99,413         80,680         69,222
             --           (8,072)       (13,802)        (2,117)
        -------        ---------       --------       --------
             80           91,341         66,878         67,105
         66,787         (104,153)      (179,479)       315,616
        -------        ---------       --------       --------
         66,867          (12,812)      (112,601)       382,721
        -------        ---------       --------       --------
         67,590           11,903        (24,634)       305,551
             --          350,477        375,111         69,560
        -------        ---------       --------       --------
        $67,590        $ 362,380       $350,477       $375,111
        =======        =========       ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                PIMCO PEA INNOVATION                           PIMCO TOTAL RETURN
                                                      DIVISION                                      DIVISION
                                     ------------------------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED          ENDED          ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003           2002           2004           2003            2002
                                     ------------   ------------   ------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......    $ (1,388)      $   (804)      $   (220)     $  455,851     $  212,862      $   (1,034)
 Net realized gains (losses) on
  investments......................      32,402          5,514         21,777          57,707        141,985           9,702
 Net unrealized appreciation
  (depreciation) on investments....     (44,155)        59,767        (18,504)       (138,195)      (114,267)         70,607
                                       --------       --------       --------      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     (13,141)        64,477          3,053         375,363        240,580          79,275
                                       --------       --------       --------      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      82,062         55,816         33,274         840,621        661,392         216,482
 Redemptions.......................      (9,841)          (916)          (907)       (126,273)      (109,856)             --
                                       --------       --------       --------      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      72,221         54,900         32,367         714,348        551,536         216,482
 Net division transfers............     (65,788)       122,223         19,000      (1,284,480)     4,464,401       1,930,294
                                       --------       --------       --------      ----------     ----------      ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................       6,433        177,123         51,367        (570,132)     5,015,937       2,146,776
                                       --------       --------       --------      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........      (6,708)       241,600         54,420        (194,769)     5,256,517       2,226,051
NET ASSETS-BEGINNING OF PERIOD.....     311,410         69,810         15,390       7,482,568      2,226,051              --
                                       --------       --------       --------      ----------     ----------      ----------
NET ASSETS-END OF PERIOD...........    $304,702       $311,410       $ 69,810      $7,287,799     $7,482,568      $2,226,051
                                       ========       ========       ========      ==========     ==========      ==========

                                             T. ROWE PRICE MID CAP GROWTH
                                                       DIVISION
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $   (8,127)     $ (2,002)       $   (19)
 Net realized gains (losses) on
  investments......................       84,829        10,086            134
 Net unrealized appreciation
  (depreciation) on investments....      159,685        89,276           (757)
                                      ----------      --------        -------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      236,387        97,360           (642)
                                      ----------      --------        -------
From capital transactions:
 Net premiums......................      205,028        73,517          6,936
 Redemptions.......................      (51,360)         (147)            --
                                      ----------      --------        -------
 Total net premiums
  (redemptions)....................      153,668        73,370          6,936
 Net division transfers............      472,599       705,696         18,113
                                      ----------      --------        -------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      626,267       779,066         25,049
                                      ----------      --------        -------
NET CHANGE IN NET ASSETS...........      862,654       876,426         24,407
NET ASSETS-BEGINNING OF PERIOD.....      900,833        24,407             --
                                      ----------      --------        -------
NET ASSETS-END OF PERIOD...........   $1,763,487      $900,833        $24,407
                                      ==========      ========        =======



                       See Notes to Financial Statements.

               MET/AIM SMALL CAP GROWTH                     MET/AIM MID CAP CORE EQUITY
                       DIVISION                                       DIVISION
     --------------------------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2004           2003            2002            2004           2003            2002
     ------------   ------------   --------------   ------------   ------------   --------------
      $   (3,443)    $   (2,118)     $      (47)      $ (1,546)      $  1,793        $   (61)
          63,157        306,607         (12,202)        31,745         10,249            (25)
         (18,780)        69,905          (3,776)        14,531         27,188           (689)
      ----------     ----------      ----------       --------       --------        -------
          40,934        374,394         (16,025)        44,730         39,230           (775)
      ----------     ----------      ----------       --------       --------        -------
         193,150        220,432         103,703         51,803         35,726         11,364
         (11,911)        (1,434)             --        (75,805)          (689)        (3,653)
      ----------     ----------      ----------       --------       --------        -------
         181,239        218,998         103,703        (24,002)        35,037          7,711
        (163,969)      (842,721)        916,013         38,765        112,597         90,863
      ----------     ----------      ----------       --------       --------        -------
          17,270       (623,723)      1,019,716         14,763        147,634         98,574
      ----------     ----------      ----------       --------       --------        -------
          58,204       (249,329)      1,003,691         59,493        186,864         97,799
         754,362      1,003,691              --        284,663         97,799             --
      ----------     ----------      ----------       --------       --------        -------
      $  812,566     $  754,362      $1,003,691       $344,156       $284,663        $97,799
      ==========     ==========      ==========       ========       ========        =======

            HARRIS OAKMARK INTERNATIONAL                 LORD ABBETT GROWTH & INCOME
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $  (10,167)    $   18,861      $    19       $   37,557     $   19,509     $   15,172
         316,743         15,022            9           50,316       (147,619)      (381,016)
          86,259        236,282          594          285,087        812,769       (311,121)
      ----------     ----------      -------       ----------     ----------     ----------
         392,835        270,165          622          372,960        684,659       (676,965)
      ----------     ----------      -------       ----------     ----------     ----------
         284,988        106,795          289          472,701        604,483        685,402
         (16,245)        (4,812)          --         (311,052)      (157,205)      (109,701)
      ----------     ----------      -------       ----------     ----------     ----------
         268,743        101,983          289          161,649        447,278        575,701
        (146,252)     1,447,564       66,080         (435,313)      (634,968)      (954,633)
      ----------     ----------      -------       ----------     ----------     ----------
         122,491      1,549,547       66,369         (273,664)      (187,690)      (378,932)
      ----------     ----------      -------       ----------     ----------     ----------
         515,326      1,819,712       66,991           99,296        496,969     (1,055,897)
       1,886,703         66,991           --        2,898,835      2,401,866      3,457,763
      ----------     ----------      -------       ----------     ----------     ----------
      $2,402,029     $1,886,703      $66,991       $2,998,131     $2,898,835     $2,401,866
      ==========     ==========      =======       ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             LORD ABBETT MID-CAP VALUE                    MFS RESEARCH INTERNATIONAL
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $  197,747    $    19,099     $   (3,376)    $    6,362     $    4,224     $    5,811
 Net realized gains (losses) on
  investments......................      863,914         (4,790)        97,791       (465,258)      (608,976)      (689,257)
 Net unrealized appreciation
  (depreciation) on investments....      (61,754)     1,083,026       (527,868)       955,286      1,312,990       (153,762)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      999,907      1,097,335       (433,453)       496,390        708,238       (837,208)
                                      ----------    -----------     ----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      578,866        822,064        766,786        558,255        850,406      1,085,005
 Redemptions.......................     (114,575)      (234,425)       (67,724)      (244,411)      (225,436)      (145,809)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      464,291        587,639        699,062        313,844        624,970        939,196
 Net division transfers............     (547,810)    (1,240,608)     2,168,176       (851,971)      (933,326)      (857,585)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      (83,519)      (652,969)     2,867,238       (538,127)      (308,356)        81,611
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      916,388        444,366      2,433,785        (41,737)       399,882       (755,597)
NET ASSETS-BEGINNING OF PERIOD.....    4,702,696      4,258,330      1,824,545      3,417,761      3,017,879      3,773,476
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $5,619,084    $ 4,702,696     $4,258,330     $3,376,024     $3,417,761     $3,017,879
                                      ==========    ===========     ==========     ==========     ==========     ==========

                                       NEUBERGER BERMAN
                                         REAL ESTATE
                                           DIVISION
                                     --------------------
                                        FOR THE PERIOD
                                         MAY 3, 2004
                                       TO DECEMBER 31,
                                             2004
                                     --------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......        $  7,667
 Net realized gains (losses) on
  investments......................           1,617
 Net unrealized appreciation
  (depreciation) on investments....           9,595
                                           --------
 Net increase (decrease) in net
  assets resulting from
  operations.......................          18,879
                                           --------
From capital transactions:
 Net premiums......................           4,751
 Redemptions.......................              --
                                           --------
 Total net premiums
  (redemptions)....................           4,751
 Net division transfers............         191,435
                                           --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................         196,186
                                           --------
NET CHANGE IN NET ASSETS...........         215,065
NET ASSETS-BEGINNING OF PERIOD.....              --
                                           --------
NET ASSETS-END OF PERIOD...........        $215,065
                                           ========



                       See Notes to Financial Statements.

          LORD ABBETT
         BOND DEBENTURE                  AMERICAN FUNDS GROWTH                       AMERICAN FUNDS GROWTH-INCOME
            DIVISON                             DIVISION                                       DIVISION
     ----------------------   --------------------------------------------   --------------------------------------------
         FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
         MAY 3, 2004 TO          ENDED          ENDED        MAY 1, 2002        ENDED          ENDED        MAY 1, 2002
          DECEMBER 31,        DECEMBER 31,   DECEMBER 31,    TO DECEMBER     DECEMBER 31,   DECEMBER 31,    TO DECEMBER
              2004                2004           2003          31, 2002          2004           2003          31, 2002
     ----------------------   ------------   ------------   --------------   ------------   ------------   --------------
            $ 1,845           $   (47,573)   $   (19,390)         (1,364)    $    55,765     $   36,657      $   11,061
              1,009               728,441        112,786            (480)        396,586        106,538             (66)
             (1,006)            1,029,536      1,363,970         (20,215)        796,378        977,443          (2,905)
            -------           -----------    -----------      ----------     -----------     ----------      ----------
              1,848             1,710,404      1,457,366         (22,059)      1,248,729      1,120,638           8,090
            -------           -----------    -----------      ----------     -----------     ----------      ----------
                326             2,390,292      1,039,478         162,117       1,999,923        941,231          97,962
                 --              (375,368)      (230,416)             --      (1,017,684)      (227,472)        (30,501)
            -------           -----------    -----------      ----------     -----------     ----------      ----------
                326             2,014,924        809,062         162,117         982,239        713,759          67,461
             56,654             3,123,453      6,785,617       1,106,081       5,752,288      4,029,509       1,206,033
            -------           -----------    -----------      ----------     -----------     ----------      ----------
             56,980             5,138,377      7,594,679       1,268,198       6,734,527      4,743,268       1,273,494
            -------           -----------    -----------      ----------     -----------     ----------      ----------
             58,828             6,848,781      9,052,045       1,246,139       7,983,256      5,863,906       1,281,584
                 --            10,298,184      1,246,139              --       7,145,490      1,281,584              --
            -------           -----------    -----------      ----------     -----------     ----------      ----------
            $58,828           $17,146,965    $10,298,184       1,246,139     $15,128,746     $7,145,490      $1,281,584
            =======           ===========    ===========      ==========     ===========     ==========      ==========


      AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                       DIVISION
     --------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED        MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,    TO DECEMBER
         2004           2003          31, 2002
     ------------   ------------   --------------
      $  (21,077)    $   (2,084)      $   (140)
         192,254         74,090         (1,235)
         543,161        298,702         (6,799)
      ----------     ----------       --------
         714,338        370,708         (8,174)
      ----------     ----------       --------
         664,049        221,251         27,455
        (160,727)      (119,903)        (3,390)
      ----------     ----------       --------
         503,322        101,348         24,065
         908,923      1,786,069        196,122
      ----------     ----------       --------
       1,412,245      1,887,417        220,187
      ----------     ----------       --------
       2,126,583      2,258,125        212,013
       2,470,138        212,013             --
      ----------     ----------       --------
      $4,596,721     $2,470,138       $212,013
      ==========     ==========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

1. BUSINESS

General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect, wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account supports variable life insurance policies.

The Separate Account is divided into fifty divisions. The divisions of the Separate Account invest in shares of the portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Fund and J.P. Morgan Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business General American may conduct.

The table below presents the divisions within the Separate Account:

VIP Equity-Income Division                                     Russell 2000 Index Division(a)
VIP Growth Division                                            Harris Oakmark Large Cap Value Division(a)
VIP Overseas Division                                          State Street Research Large Cap Growth Divison
VIP High Income Division                                       Harris Oakmark Focused Value Division
VIP Mid Cap Division                                           Davis Venture Value Division(a)
Van Eck Worldwide Hard Assets Divison                          State Street Research Money Market Division(a)
Van Eck Worldwide Fund Emerging Markets Division               State Street Research Bond Income Division(a)
Russell Multi-Style Equity Division                            State Street Research Aggressive Growth Division(b)
Russell Core Bond Division                                     MFS Total Return Division
Russell Aggressive Equity Division                             Salomon Brothers U.S. Government Division(c)
Russell Non-US Divison                                         Janus Aggressive Growth Division
J.P. Morgan Bond Portfolio Division                            PIMCO PEA Innovation Division
J.P. Morgan Small Company Portfolio Division                   PIMCO Total Return Division(a)
FI Mid Cap Opportunities Division                              T. Rowe Price Mid Cap Growth Division(a)
T. Rowe Price Small Cap Growth Division                        Met/AIM Small Cap Growth Division(a)
T. Rowe Price Large Cap Growth Division                        Met/AIM Mid Cap Core Equity Division(a)
Neuberger Berman Mid Cap Value Division(a)                     Harris Oakmark International Divison(a)
FI International Stock Division(a)                             Lord Abbett Growth & Income Division
Morgan Stanley EAFE Index Division(a)                          Lord Abbett Mid-Cap Value Division
MetLife Stock Index Division(a)                                MFS Research International Division
MetLife Mid Cap Stock Index Division(a)                        Neuberger Berman Real Estate Division(c)
State Street Research Large Cap Value Division(a)              Lord Abbett Bond Debenture Division(c)
State Street Research Diversified Division(a)                  American Funds Growth Division(a)
Lehman Brothers Aggregate Bond Index Division(a)               American Funds Growth-Income Division(a)
State Street Research Aurora Division(a)                       American Funds Global Small Capitalization Division(a)

(a) Operations commenced on May 1, 2002, for twenty-two new Divisions added to the Separate Account on that date.

(b) Operations commenced on April 28, 2003, for one new Division added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for three new Divisions added to the Separate Account on that date.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

  A. VALUATION OF INVESTMENTS

      Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

  B. SECURITY TRANSACTIONS

      Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

  C. FEDERAL INCOME TAXES

      The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

  D. NET PREMIUMS

      General American deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, General American deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

  E. USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. EXPENSES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the policies and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies. Prior to the allocation of net premiums among General American's general account and the divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge of 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, up to 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and CCVUL-2002 premiums and a 1.3% deduction

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES--(CONTINUED)

is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

General American has responsibility for the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first twelve policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for CCVUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first twelve policy months and for the first twelve policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first twelve policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of the face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and CCVUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

A daily charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .001366% for Russell-VUL, .0015027% for VUL-2000
and JSVUL-2000, and .0019111% for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, .50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and CCVUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for CCVUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for CCVUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
VIP Equity-Income Division..................................     2,502        3,742
VIP Growth Division.........................................     2,211        5,803
VIP Overseas Division.......................................     1,649        2,229
VIP High Income Division....................................     1,726        1,512
VIP Mid Cap Division........................................     4,053        1,575
Van Eck Worldwide Hard Assets Divison.......................       728          537
Van Eck Worldwide Emerging Markets Division.................       797          724
Russell Muti-Style Equity Division..........................       704        1,495
Russell Core Bond Division..................................       412          845
Russell Aggressive Equity Division..........................       462          579
Russell Non-US Fund Divison.................................       265          681
J.P. Morgan Bond Portfolio Division.........................       758          577
J.P. Morgan Small Company Portfolio Division................     2,705          726
FI Mid Cap Opportunities Division...........................       500          775
T. Rowe Price Small Cap Growth Division.....................     1,704        2,275
T. Rowe Price Large Cap Growth Division.....................     2,411        3,133
Neuberger Berman Mid Cap Value Division.....................     1,056          366
Fl International Stock Division.............................       746          571
Morgan Stanley EAFE Index Division..........................     2,537        1,954
MetLife Stock Index Division................................     8,804        9,993
MetLife Mid Cap Stock Index Division........................       706          376
State Street Research Large-Cap Value Division..............       960        1,314
State Street Research Diversified Division..................     1,077        1,984
Lehman Brothers Aggregate Bond Index Division...............     2,271        2,831
State Street Research Aurora Division.......................     2,415        2,119
Russell 2000 Index Division.................................     1,931        1,163
Harris Oakmark Large Cap Value Division.....................     2,174        2,885
State Street Research Large Cap Growth Divison..............       436          423
Harris Oakmark Focused Value Division.......................     2,274        2,830
Davis Venture Value Division................................     1,238          416
State Street Research Money Market Division.................    13,492       21,108
State Street Research Bond Income Division..................     1,809          976
State Street Research Aggressive Growth Division............     1,342        2,388
MFS Total Return Division...................................     4,989        4,738
Salomon Brothers U.S. Government Division*..................        87           21
Janus Aggressive Growth Division............................        96          108
PIMCO Innovation PEA Division...............................       132          128
PIMCO Total Return Division.................................     4,909        5,025
T. Rowe Price Mid Cap Growth Division.......................     1,070          453
Met/AIM Small Cap Growth Division...........................       950          936
Met/AIM Mid Cap Core Equity Division........................       223          210
Harris Oakmark International Fund Divison...................     1,888        1,769
Lord Abbett Growth & Income Division........................     3,514        3,749
Lord Abbett Mid-Cap Value Division..........................     5,696        5,583
MFS Research International Division.........................     3,572        4,095
Neuberger Berman Real Estate Division*......................       233           29
Lord Abbett Bond Debenture Division*........................       104           45
American Funds Growth Division..............................     7,781        2,741
American Funds Growth & Income Division.....................     8,203        1,508
American Funds Global Small Capitalization Division.........     2,058          678
                                                              --------     --------
  Total.....................................................  $114,360     $112,721
                                                              ========     ========

------------

* For the period May 3, 2004 to December 31, 2004

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS.

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                          VIP          VIP        VIP          VIP         VIP      VAN ECK WORLDWIDE
                                     EQUITY-INCOME    GROWTH    OVERSEAS   HIGH INCOME   MID CAP       HARD ASSETS
                                       DIVISION      DIVISION   DIVISION    DIVISION     DIVISION       DIVISION
                                     -------------   --------   --------   -----------   --------   -----------------
(In Thousands)
Outstanding at December 31, 2003...      1,287        2,373        855         685          491             58
Activity during 2004:
 Issued............................        260          482        204         186          323             50
 Redeemed..........................       (317)        (660)      (231)       (204)        (150)           (39)
                                         -----        -----       ----        ----         ----            ---
Outstanding at December 31, 2004...      1,230        2,195        828         667          664             69
                                         =====        =====       ====        ====         ====            ===
Outstanding at December 31, 2002...      1,255        2,563        837         583          464             42
Activity during 2003:
 Issued............................        195          349        265         119          137             20
 Redeemed..........................       (163)        (539)      (247)        (17)        (110)            (4)
                                         -----        -----       ----        ----         ----            ---
Outstanding at December 31, 2003...      1,287        2,373        855         685          491             58
                                         =====        =====       ====        ====         ====            ===
Outstanding at December 31, 2001...      1,177        2,470        830         681          198             36
Activity during 2002:
 Issued............................        428          861        271         182          473             20
 Redeemed..........................       (350)        (768)      (264)       (280)        (207)           (14)
                                         -----        -----       ----        ----         ----            ---
Outstanding at December 31, 2002...      1,255        2,563        837         583          464             42
                                         =====        =====       ====        ====         ====            ===
Outstanding at December 31, 2000...      1,042        2,302        788         553           76             33
Activity during 2001:
 Issued............................        423          991        267         281          233             12
 Redeemed..........................       (288)        (823)      (225)       (153)        (111)            (9)
                                         -----        -----       ----        ----         ----            ---
Outstanding at December 31, 2001...      1,177        2,470        830         681          198             36
                                         =====        =====       ====        ====         ====            ===

                                       VAN ECK WORLDWIDE
                                     FUND EMERGING MARKETS
                                           DIVISION
                                     ---------------------
(In Thousands)
Outstanding at December 31, 2003...            82
Activity during 2004:
 Issued............................            59
 Redeemed..........................           (57)
                                             ----
Outstanding at December 31, 2004...            84
                                             ====
Outstanding at December 31, 2002...            54
Activity during 2003:
 Issued............................            29
 Redeemed..........................            (1)
                                             ----
Outstanding at December 31, 2003...            82
                                             ====
Outstanding at December 31, 2001...            83
Activity during 2002:
 Issued............................            46
 Redeemed..........................           (75)
                                             ----
Outstanding at December 31, 2002...            54
                                             ====
Outstanding at December 31, 2000...           149
Activity during 2001:
 Issued............................            95
 Redeemed..........................          (161)
                                             ----
Outstanding at December 31, 2001...            83
                                             ====

------------

* For the period May 3, 2004 to December 31, 2004

      RUSSELL MULTI-      RUSSELL         RUSSELL        RUSSELL     J.P. MORGAN           J.P. MORGAN          FI MID CAP
       STYLE EQUITY      CORE BOND   AGGRESSIVE EQUITY    NON-US    BOND PORTFOLIO   SMALL COMPANY PORTFOLIO   OPPORTUNITIES
         DIVISION        DIVISION        DIVISION        DIVISION      DIVISION             DIVISION             DIVISION
    ------------------   ---------   -----------------   --------   --------------   -----------------------   -------------
            536             186             190            216           123                   252                  647
            106              25              39             26            65                   218                  151
           (168)            (58)            (53)           (63)          (57)                  (78)                (215)
           ----             ---            ----            ---           ---                  ----                 ----
            474             153             176            179           131                   392                  583
           ====             ===            ====            ===           ===                  ====                 ====
            541             187             206            201           174                   269                  790
             92               6              23             29            38                    54                  211
            (97)             (7)            (39)           (14)          (89)                  (71)                (354)
           ----             ---            ----            ---           ---                  ----                 ----
            536             186             190            216           123                   252                  647
           ====             ===            ====            ===           ===                  ====                 ====
            606             244             240            243            94                   242                  848
            124              27              38             47           122                   111                  470
           (189)            (84)            (72)           (89)          (42)                  (84)                (528)
           ----             ---            ----            ---           ---                  ----                 ----
            541             187             206            201           174                   269                  790
           ====             ===            ====            ===           ===                  ====                 ====
            675             254             317            244           101                   334                  448
            120              40              52             43            63                   184                  686
           (189)            (50)           (129)           (44)          (70)                 (276)                (286)
           ----             ---            ----            ---           ---                  ----                 ----
            606             244             240            243            94                   242                  848
           ====             ===            ====            ===           ===                  ====                 ====

      T. ROWE PRICE      T. ROWE PRICE
     SMALL CAP GROWTH   LARGE CAP GROWTH
         DIVISION           DIVISION
     ----------------   ----------------
            694                579
            342                339
           (411)              (420)
           ----              -----
            625                498
           ====              =====
            310                516
            394                 89
            (10)               (26)
           ----              -----
            694                579
           ====              =====
            160                258
            338                560
           (188)              (302)
           ----              -----
            310                516
           ====              =====
             71                113
            174                283
            (85)              (138)
           ----              -----
            160                258
           ====              =====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS--(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                                              NEUBERGER BERMAN    FI INTERNATIONAL     MORGAN STANLEY     METLIFE
                                                               MID CAP VALUE            STOCK            EAFE INDEX     STOCK INDEX
                                                                  DIVISION            DIVISION            DIVISION       DIVISION
                                                              ----------------   -------------------   --------------   -----------
(In Thousands)
Outstanding at December 31, 2003............................         97                  176                 446           4,947
Activity during 2004:
 Issued.....................................................        105                   95                 279           1,388
 Redeemed...................................................        (53)                 (80)               (214)         (1,377)
                                                                    ---                  ---                ----          ------
Outstanding at December 31, 2004............................        149                  191                 511           4,958
                                                                    ===                  ===                ====          ======
Outstanding at December 31, 2002............................         23                  111                   1              17
Activity during 2003:
 Issued.....................................................         76                   73                 476           5,120
 Redeemed...................................................         (2)                  (8)                (31)           (190)
                                                                    ---                  ---                ----          ------
Outstanding at December 31, 2003............................         97                  176                 446           4,947
                                                                    ===                  ===                ====          ======
Outstanding at December 31, 2001............................         --                   --                  --              --
Activity during 2002:
 Issued.....................................................         25                  143                   1              18
 Redeemed...................................................         (2)                 (32)                 --              (1)
                                                                    ---                  ---                ----          ------
Outstanding at December 31, 2002............................         23                  111                   1              17
                                                                    ===                  ===                ====          ======
Outstanding at December 31, 2000............................         --                   --                  --              --
Activity during 2001:
 Issued.....................................................         --                   --                  --              --
 Redeemed...................................................         --                   --                  --              --
                                                                    ---                  ---                ----          ------
Outstanding at December 31, 2001............................         --                   --                  --              --
                                                                    ===                  ===                ====          ======

                                                              METLIFE MID CAP   STATE STREET RESEARCH   STATE STREET RESEARCH
                                                                STOCK INDEX        LARGE CAP VALUE           DIVERSIFIED
                                                                 DIVISION             DIVISION                DIVISION
                                                              ---------------   ---------------------   ---------------------
(In Thousands)
Outstanding at December 31, 2003............................         22                  324                     549
Activity during 2004:
 Issued.....................................................         69                  105                      84
 Redeemed...................................................        (43)                (113)                   (131)
                                                                    ---                 ----                    ----
Outstanding at December 31, 2004............................         48                  316                     502
                                                                    ===                 ====                    ====
Outstanding at December 31, 2002............................          1                    1                      --
Activity during 2003:
 Issued.....................................................         21                  344                     582
 Redeemed...................................................         --                  (21)                    (33)
                                                                    ---                 ----                    ----
Outstanding at December 31, 2003............................         22                  324                     549
                                                                    ===                 ====                    ====
Outstanding at December 31, 2001............................         --                   --                      --
Activity during 2002:
 Issued.....................................................          1                    1                      --
 Redeemed...................................................         --                   --                      --
                                                                    ---                 ----                    ----
Outstanding at December 31, 2002............................          1                    1                      --
                                                                    ===                 ====                    ====
Outstanding at December 31, 2000............................         --                   --                      --
Activity during 2001:
 Issued.....................................................         --                   --                      --
 Redeemed...................................................         --                   --                      --
                                                                    ---                 ----                    ----
Outstanding at December 31, 2001............................         --                   --                      --
                                                                    ===                 ====                    ====

                                                                LEHMAN BROTHERS
                                                              AGGREGATE BOND INDEX
                                                                    DIVISION
                                                              --------------------
(In Thousands)
Outstanding at December 31, 2003............................           812
Activity during 2004:
 Issued.....................................................           241
 Redeemed...................................................          (280)
                                                                      ----
Outstanding at December 31, 2004............................           773
                                                                      ====
Outstanding at December 31, 2002............................             3
Activity during 2003:
 Issued.....................................................           830
 Redeemed...................................................           (21)
                                                                      ----
Outstanding at December 31, 2003............................           812
                                                                      ====
Outstanding at December 31, 2001............................            --
Activity during 2002:
 Issued.....................................................             3
 Redeemed...................................................            --
                                                                      ----
Outstanding at December 31, 2002............................             3
                                                                      ====
Outstanding at December 31, 2000............................            --
Activity during 2001:
 Issued.....................................................            --
 Redeemed...................................................            --
                                                                      ----
Outstanding at December 31, 2001............................            --
                                                                      ====

------------

* For the period May 3, 2004 to December 31, 2004

    STATE STREET RESEARCH        RUSSELL         HARRIS OAKMARK    STATE STREET RESEARCH   HARRIS OAKMARK          DAVIS
           AURORA               2000 INDEX       LARGE CAP VALUE     LARGE CAP GROWTH      FOCUSED VALUE       VENTURE VALUE
          DIVISION               DIVISION           DIVISION             DIVISION             DIVISION           DIVISION
    ---------------------   ------------------   ---------------   ---------------------   --------------   -------------------
             521                    210                392                  327                  494                206
             246                    201                290                  118                  288                147
            (222)                  (133)              (359)                (119)                (330)               (76)
            ----                   ----               ----                 ----                 ----                ---
             545                    278                323                  326                  452                277
            ====                   ====               ====                 ====                 ====                ===
               1                     27                210                  263                  342                 52
             532                    186                182                  103                  171                171
             (12)                    (3)                --                  (39)                 (19)               (17)
            ----                   ----               ----                 ----                 ----                ---
             521                    210                392                  327                  494                206
            ====                   ====               ====                 ====                 ====                ===
              --                     --                 --                  116                  114                 --
               1                     31                297                  224                  393                 55
              --                     (4)               (87)                 (77)                (165)                (3)
            ----                   ----               ----                 ----                 ----                ---
               1                     27                210                  263                  342                 52
            ====                   ====               ====                 ====                 ====                ===
              --                     --                 --                  212                   --                 --
              --                     --                 --                  291                  140                 --
              --                     --                 --                 (387)                 (26)                --
            ----                   ----               ----                 ----                 ----                ---
              --                     --                 --                  116                  114                 --
            ====                   ====               ====                 ====                 ====                ===

     STATE STREET RESEARCH   STATE STREET RESEARCH   STATE STREET RESEARCH
         MONEY MARKET             BOND INCOME          AGGRESSIVE GROWTH
           DIVISION                DIVISION                DIVISION
     ---------------------   ---------------------   ---------------------
             2,760                     90                     562
             1,778                    190                     232
            (2,478)                  (118)                   (338)
            ------                   ----                    ----
             2,060                    162                     456
            ======                   ====                    ====
                14                    126                      --
             3,033                     20                     583
              (287)                   (56)                    (21)
            ------                   ----                    ----
             2,760                     90                     562
            ======                   ====                    ====
                --                     --                      --
                56                    187                      --
               (42)                   (61)                     --
            ------                   ----                    ----
                14                    126                      --
            ======                   ====                    ====
                --                     --                      --
                --                     --                      --
                --                     --                      --
            ------                   ----                    ----
                --                     --                      --
            ======                   ====                    ====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS--(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                         MFS        SALOMON BROTHERS         JANUS               PIMCO           PIMCO
                                     TOTAL RETURN   U.S. GOVERNMENT    AGGRESSIVE GROWTH    PEA INNOVATIONS   TOTAL RETURN
                                       DIVISION        DIVISION*            DIVISION           DIVISION         DIVISION
                                     ------------   ----------------   ------------------   ---------------   ------------
(In Thousands)
Outstanding at December 31, 2003...      267                --                 49                  51              672
Activity during 2004:
 Issued............................       83              .400                 21                  23              755
 Redeemed..........................      (69)            (.007)               (23)                (22)            (802)
                                         ---             -----                ---                 ---             ----
Outstanding at December 31, 2004...      281              .393                 47                  52              625
                                         ===             =====                ===                 ===             ====
Outstanding at December 31, 2002...      237                --                 69                  18              208
Activity during 2003:
 Issued............................       59                --                 14                  33              474
 Redeemed..........................      (29)               --                (34)                 --              (10)
                                         ---             -----                ---                 ---             ----
Outstanding at December 31, 2003...      267                --                 49                  51              672
                                         ===             =====                ===                 ===             ====
Outstanding at December 31, 2001...      236                --                  9                   2               --
Activity during 2002:
 Issued............................       86                --                 65                  85              265
 Redeemed..........................      (85)               --                 (5)                (69)             (57)
                                         ---             -----                ---                 ---             ----
Outstanding at December 31, 2002...      237                --                 69                  18              208
                                         ===             =====                ===                 ===             ====
Outstanding at December 31, 2000...      193                --                 --                  --               --
Activity during 2001:
 Issued............................      100                --                  9                   2               --
 Redeemed..........................      (57)               --                 --                  --               --
                                         ---             -----                ---                 ---             ----
Outstanding at December 31, 2001...      236                --                  9                   2               --
                                         ===             =====                ===                 ===             ====

                                     T. ROWE PRICE        MET/AIM
                                     MID CAP GROWTH   SMALL CAP GROWTH
                                        DIVISION          DIVISION
                                     --------------   ----------------
(In Thousands)
Outstanding at December 31, 2003...        95                 72
Activity during 2004:
 Issued............................       113                116
 Redeemed..........................       (49)              (116)
                                          ---               ----
Outstanding at December 31, 2004...       159                 72
                                          ===               ====
Outstanding at December 31, 2002...         3                131
Activity during 2003:
 Issued............................        92                 22
 Redeemed..........................        --                (81)
                                          ---               ----
Outstanding at December 31, 2003...        95                 72
                                          ===               ====
Outstanding at December 31, 2001...        --                 --
Activity during 2002:
 Issued............................         3                169
 Redeemed..........................        --                (38)
                                          ---               ----
Outstanding at December 31, 2002...         3                131
                                          ===               ====
Outstanding at December 31, 2000...        --                 --
Activity during 2001:
 Issued............................        --                 --
 Redeemed..........................        --                 --
                                          ---               ----
Outstanding at December 31, 2001...        --                 --
                                          ===               ====

------------

* For the period May 3, 2004 to December 31, 2004

           MET/AIM         HARRIS OAKMARK     LORD ABBETT      LORD ABBETT    MFS RESEARCH    NEUBERGER BERMAN    LORD ABBETT
     MID CAP CORE EQUITY   INTERNATIONAL    GROWTH & INCOME   MID-CAP VALUE   INTERNATIONAL     REAL ESTATE      BOND DEBENTURE
          DIVISION            DIVISION         DIVISION         DIVISION        DIVISION         DIVISION*         DIVISION*
     -------------------   --------------   ---------------   -------------   -------------   ----------------   --------------
              26                 101              257              325             353                --                --
              18                 286               44               54              69                 1                 1
             (16)               (211)             (68)             (61)           (124)               --             (.682)
             ---                ----             ----             ----            ----              ----             -----
              28                 176              233              318             298                 1              .318
             ===                ====             ====             ====            ====              ====             =====
              11                   8              277              380             387                --                --
              15                  93               63               69              93                --                --
              --                  --              (83)            (124)           (127)               --                --
             ---                ----             ----             ----            ----              ----             -----
              26                 101              257              325             353                --                --
             ===                ====             ====             ====            ====              ====             =====
              --                  --              336              136             386                --                --
              12                   8              131              331             215                --                --
              (1)                 --             (190)             (87)           (214)               --                --
             ---                ----             ----             ----            ----              ----             -----
              11                   8              277              380             387                --                --
             ===                ====             ====             ====            ====              ====             =====
              --                  --              336              131             341                --                --
              --                  --              177              164             259                --                --
                                                 (177)            (159)           (214)               --                --
             ---                ----             ----             ----            ----              ----             -----
              --                  --              336              136             386                --                --
             ===                ====             ====             ====            ====              ====             =====

     AMERICAN FUNDS   AMERICAN FUNDS         AMERICAN FUNDS
         GROWTH       GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
        DIVISION         DIVISION               DIVISION
     --------------   --------------   ---------------------------
           938              660                    211
           874              923                    211
          (417)            (313)                   (96)
         -----            -----                    ---
         1,395            1,270                    326
         =====            =====                    ===
           155              156                     28
           807              528                    195
           (24)             (24)                   (12)
         -----            -----                    ---
           938              660                    211
         =====            =====                    ===
            --               --                     --
           165              166                     40
           (10)             (10)                   (12)
         -----            -----                    ---
           155              156                     28
         =====            =====                    ===
            --               --                     --
            --               --                     --
            --               --                     --
         -----            -----                    ---
            --               --                     --
         =====            =====                    ===

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES.

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the four years in the period ended December 31, 2004 or lesser time period, if applicable.

                                                        VIP                  VIP                  VIP                  VIP
                                                   EQUITY-INCOME           GROWTH              OVERSEAS            HIGH INCOME
                                                     DIVISION             DIVISION             DIVISION             DIVISION
                                                 -----------------    -----------------    -----------------    -----------------
2004
Units (In Thousands)...........................             1,230                 2,195                  828                  667
Unit Fair Value, Lowest to Highest(1)..........  $11.91 to $31.39     $  8.49 to $27.40    $ 10.33 to $21.72    $ 10.21 to $14.36
Net Assets (In Thousands)......................  $         26,890     $          39,047    $          13,721    $           8,098
Investment Income Ratio to Net Assets(2).......              1.90%                 0.26%                1.07%                7.50%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(3)..........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4).............   10.53% to 11.53%        2.45% to 3.38%     12.62% to 13.64%       8.61% to 9.61%
2003
Units (In Thousands)...........................             1,287                 2,373                  855                  685
Unit Fair Value, Lowest to Highest(1)..........  $10.68 to $28.34     $  8.22 to $26.73    $  9.09 to $19.28    $  9.32 to $13.10
Net Assets (In Thousands)......................  $         25,787     $          41,478    $          12,744    $           7,738
Investment Income Ratio to Net Assets(2).......              1.71%                 0.27%                0.72%                6.37%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(3)..........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4).............   29.19% to 30.41%      31.63% to 32.94%     42.14% to 43.44%     26.11% to 27.33%
2002
Units (In Thousands)...........................             1,255                 2,563                  837                  583
Unit Fair Value, Lowest to Highest(1)..........  $ 8.19 to $21.90     $  6.18 to $20.29    $  6.34 to $13.56    $  7.32 to $10.11
Net Assets (In Thousands)......................  $         20,551     $          34,811    $           9,000    $           5,369
Investment Income Ratio to Net Assets(2).......              1.72%                 0.25%                0.79%               10.81%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(3)..........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4).............  -17.69% to -16.95%   -30.73% to -30.10%   -20.99% to -20.28%       2.52% to 3.44%
2001
Units (In Thousands)...........................             1,177                 2,470                  830                  681
Unit Fair Value, Lowest to Highest(1)..........  $10.19 to $26.55     $  8.85 to $29.28    $  7.96 to $17.15    $   7.08 to $9.84
Net Assets (In Thousands)......................  $         24,164     $          49,500    $          11,330    $           6,101
Investment Income Ratio to Net Assets(2).......              1.68%                 0.08%                5.56%               12.00%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(3)..........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4).............   -5.81% to -4.96%    -18.39% to -17.65%   -21.87% to -21.17%   -12.52% to -11.73%

------------

(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 3, 2004 to December 31, 2004

           VIP          VAN ECK WORLDWIDE     VAN ECK WORLDWIDE          RUSSELL             RUSSELL             RUSSELL
         MID CAP           HARD ASSETS      FUND EMERGING MARKETS   MULTI-STYLE EQUITY      CORE BOND       AGGRESSIVE EQUITY
        DIVISION            DIVISION              DIVISION               DIVISION            DIVISION           DIVISION
    -----------------   -----------------   ---------------------   ------------------   ----------------   -----------------
                  664                 69                     84                   474                 153                 176
    $ 16.73 to $17.44   $15.51 to $20.90      $ 16.36 to $25.54     $  9.96 to $15.06    $13.93 to $16.08   $ 11.96 to $18.24
    $          11,315   $          1,236      $           1,704     $           6,363    $          2,334   $           2,913
                 0.00%              0.34%                  0.54%                 0.76%               4.42%               3.72%
        0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
      23.80% to 24.92%   22.87% to 23.98%       24.77% to 25.89%        8.83% to 9.26%      3.73% to 4.14%    13.71% to 14.16%
                  491                 58                     82                   536                 186                 190
    $ 13.51 to $13.96   $12.62 to $16.95      $ 13.11 to $20.40     $  9.15 to $13.95    $13.38 to $15.44   $ 10.52 to $15.98
    $           6,697   $            803      $           1,314     $           6,622    $          2,756   $           2,736
                 0.38%              0.32%                  0.08%                 0.71%               5.40%               0.10%
        0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
      37.41% to 38.65%   43.76% to 45.06%       52.79% to 54.21%      27.79% to 28.19%      5.17% to 5.61%    44.29% to 44.86%
                  464                 42                     54                   541                 187                 206
    $  9.83 to $10.07   $ 8.78 to $11.75      $  8.58 to $13.30     $  7.16 to $10.88    $12.68 to $14.62   $  7.29 to $11.03
    $           4,596   $            400      $             579     $           5,233    $          2,650   $           2,038
                 0.63%              0.72%                  0.20%                 0.60%               2.97%               0.00%
        0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     -10.63% to -9.82%   -3.70% to -2.85%       -3.77% to -2.90%    -23.88% to -23.57%      7.87% to 8.30%  -19.78% to -19.46%
                  198                 36                     83                   606                 244                 240
    $ 11.07 to $11.17   $ 9.12 to $12.16      $  8.91 to $13.78     $  9.41 to $14.23    $11.71 to $13.51   $  9.09 to $13.69
    $           2,191   $            347      $             816     $           7,720    $          3,204   $           2,989
                 0.00%              1.08%                  0.00%                 0.46%               5.82%               0.10%
        0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
      -4.08% to -3.21%  -11.25% to -10.45%      -2.69% to -1.81%    -14.98% to -14.64%      6.45% to 6.87%    -3.24% to -2.85%

          RUSSELL
          NON-US
         DIVISION
     -----------------
                   179
     $ 11.69 to $13.72
     $           2,411
                  1.87%
         0.00% to 0.90%
       17.24% to 17.71%
                   216
     $  9.97 to $11.68
     $           2,480
                  2.64%
         0.00% to 0.90%
       37.58% to 38.10%
                   201
     $   7.25 to $8.47
     $           1,669
                  1.53%
         0.00% to 0.90%
     -15.91% to -15.57%
                   243
     $  8.62 to $10.05
     $           2,413
                  0.56%
         0.00% to 0.90%
     -22.73% to -22.42%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES--(CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the four years in the period ended December 31, 2004 or lesser time period, if applicable.

                                         J.P. MORGAN         J.P. MORGAN SMALL         FI MID CAP         T. ROWE PRICE
                                        BOND PORTFOLIO       COMPANY PORTFOLIO        OPPORTUNITIES     SMALL CAP GROWTH
                                           DIVISION              DIVISION               DIVISION            DIVISION
                                       ----------------   -----------------------   -----------------   -----------------
2004
Units (In Thousands).................               131                    392                    583                625
Unit Fair Value, Lowest to
 Highest(1)..........................  $13.09 to $14.12     $  15.13 to $18.01      $  5.05 to $12.92   $ 8.89 to $12.19
Net Assets (In Thousands)............  $          1,760     $            6,741      $           3,027   $          5,676
Investment Income Ratio to Net
 Assets(2)...........................              4.93%                  0.00%                  0.48%              0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to Highest(4)...     3.36% to 4.29%       26.03% to 27.17%       16.15% to 17.19%   10.09% to 11.33%
2003
Units (In Thousands).................               123                    252                    647                694
Unit Fair Value, Lowest to
 Highest(1)..........................  $12.66 to $13.54     $  12.00 to $14.24      $  4.35 to $11.02   $ 8.07 to $10.95
Net Assets (In Thousands)............  $          1,597     $            3,431      $           2,868   $          5,699
Investment Income Ratio to Net
 Assets(2)...........................              5.85%                  0.00%                  0.00%              0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to Highest(4)...     2.78% to 3.68%       34.70% to 36.00%       33.28% to 34.62%   39.66% to 40.92%
2002
Units (In Thousands).................               174                    269                    790                310
Unit Fair Value, Lowest to
 Highest(1)..........................  $12.32 to $13.06     $   8.91 to $10.53      $   3.26 to $8.19   $  5.78 to $7.70
Net Assets (In Thousands)............  $          2,186     $            2,698      $           2,599   $          1,810
Investment Income Ratio to Net
 Assets(2)...........................              0.63%                  0.19%                  0.00%              0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to Highest(4)...     7.83% to 8.80%     -22.35% to -21.65%     -29.63% to -28.99%  -27.34% to -26.68%
2001
Units (In Thousands).................                94                    242                    848                160
Unit Fair Value, Lowest to
 Highest(1)..........................  $11.42 to $12.00     $  11.47 to $13.51      $   4.63 to $4.70   $  7.96 to $8.08
Net Assets (In Thousands)............  $          1,097     $            3,129      $           3,944   $          1,280
Investment Income Ratio to Net
 Assets(2)...........................              5.72%                  0.04%                  0.00%              0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to Highest(4)...     5.97% to 6.93%       -8.85% to -8.03%     -37.90% to -37.32%   -9.86% to -9.03%

                                         T. ROWE PRICE     NEUBERGER BERMAN           FI
                                       LARGE CAP GROWTH     MID CAP VALUE     INTERNATIONAL STOCK
                                           DIVISION            DIVISION            DIVISION
                                       -----------------   ----------------   -------------------
2004
Units (In Thousands).................               498                149                   191
Unit Fair Value, Lowest to
 Highest(1)..........................  $ 9.08 to $11.90    $14.08 to $14.42    $ 12.17 to $12.47
Net Assets (In Thousands)............  $          4,608    $         2,115     $           2,341
Investment Income Ratio to Net
 Assets(2)...........................              0.26%              2.74%                 1.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4)...     8.94% to 9.93%   21.81% to 22.91%      17.14% to 18.19%
2003
Units (In Thousands).................               579                 97                   176
Unit Fair Value, Lowest to
 Highest(1)..........................  $ 8.33 to $10.82    $11.56 to $11.73    $ 10.37 to $10.55
Net Assets (In Thousands)............  $          4,919    $         1,124     $           1,837
Investment Income Ratio to Net
 Assets(2)...........................              0.12%              0.19%                 0.51%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4)...   29.59% to 30.88%   35.32% to 36.56%      26.87% to 28.05%
2002
Units (In Thousands).................               516                 23                   111
Unit Fair Value, Lowest to
 Highest(1)..........................  $  6.43 to $8.27    $ 8.54 to $8.59     $   8.10 to $8.24
Net Assets (In Thousands)............  $          3,355    $           193     $             908
Investment Income Ratio to Net
 Assets(2)...........................              0.28%              0.00%                 0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4)...  -23.93% to -23.24%  -10.44% to -9.63%   -18.23% to -17.49%
2001
Units (In Thousands).................               258                 --                    --
Unit Fair Value, Lowest to
 Highest(1)..........................  $  8.45 to $8.58    $            --     $              --
Net Assets (In Thousands)............  $          2,197    $            --     $              --
Investment Income Ratio to Net
 Assets(2)...........................              0.01%                --                    --
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........     0.00% to 0.90%                --                    --
Total Return, Lowest to Highest(4)...  -10.70% to -9.90%                --                    --

------------

(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *   For the period May 3, 2004 to December 31, 2004

     MORGAN STANLEY        METLIFE        METLIFE MID CAP    STATE STREET RESEARCH   STATE STREET RESEARCH     LEHMAN BROTHERS
       EAFE INDEX        STOCK INDEX        STOCK INDEX         LARGE CAP VALUE           DIVERSIFIED        AGGREGATE BOND INDEX
        DIVISION           DIVISION           DIVISION             DIVISION                DIVISION                DIVISION
    ----------------   ----------------   ----------------   ---------------------   ---------------------   --------------------
                 511              4,958                 48                  316                     502                     773
    $11.38 to $21.54   $10.16 to $46.27   $12.29 to $15.15     $12.01 to $42.75        $11.78 to $42.52        $11.65 to $30.61
    $          7,985   $         85,145   $            695     $          8,217        $         10,240        $         13,406
                0.67%              0.85%              0.62%                0.00%                   1.90%                   2.97%
       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
     18.57% to 19.64%    9.55% to 10.53%   -6.72% to 16.05%     12.39% to 13.40%          7.54% to 8.51%          3.17% to 4.10%
                 446              4,947                 22                  324                     549                     812
    $ 9.51 to $18.16   $ 9.19 to $42.22   $10.91 to $13.18     $10.59 to $38.02        $10.88 to $39.52        $11.20 to $29.65
    $          6,115   $         78,877   $            279     $          7,587        $         10,538        $         13,820
                0.01%              0.01%              0.07%                1.38%                   0.00%                   0.08%
       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
     37.70% to 38.81%   22.02% to 28.22%   30.99% to 34.89%     30.41% to 35.65%        14.28% to 20.38%          1.15% to 3.66%
                   1                 17                  1                    1                      --                       3
    $           8.09   $           8.19   $           8.09     $           7.81        $           9.04        $          10.80
    $              8   $            139   $             10     $              7        $              1        $             29
                0.00%              0.00%              0.00%                0.38%                   0.00%                   0.00%
       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
              -16.63%            -22.33%            -14.91%                  --                  -13.93%                  10.23%
                  --                 --                 --                   --                      --                      --
    $             --   $             --   $             --     $             --        $             --        $             --
    $             --   $             --   $             --     $             --        $             --        $             --
                  --                 --                 --                   --                      --                      --
                  --                 --                 --                   --                      --                      --
                  --                 --                 --                   --                      --                      --

     STATE STREET RESEARCH
            AURORA
           DIVISION
     ---------------------
                    545
       $12.65 to $19.44
       $         10,210
                   0.00%
          0.00% to 0.90%
        14.31% to 15.34%
                    521
       $10.96 to $16.98
       $          8,450
                   0.00%
          0.00% to 0.90%
        48.96% to 50.18%
                      1
       $           7.30
       $              6
                   0.00%
          0.00% to 0.90%
                 -21.32%
                     --
       $             --
       $             --
                     --
                     --
                     --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES--(CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the four years in the period ended December 31, 2004 or lesser time period, if applicable.

                                      RUSSELL         HARRIS OAKMARK     STATE STREET RESEARCH    HARRIS OAKMARK
                                    2000 INDEX        LARGE CAP VALUE      LARGE CAP GROWTH       FOCUSED VALUE
                                     DIVISION            DIVISION              DIVISION              DIVISION
                                 -----------------   -----------------   ---------------------   ----------------
2004
Units (In Thousands)...........                278                 323                   326                  452
Unit Fair Value, Lowest to
 Highest(1)....................  $ 12.72 to $13.46   $ 11.44 to $11.71     $  6.83 to $11.04     $12.74 to $15.11
Net Assets (In Thousands)......  $           3,592   $           3,724     $           2,334     $          6,628
Investment Income Ratio to Net
 Assets(2).....................               0.43%               0.64%                 0.00%                1.17%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................    16.71% to 17.77%    10.42% to 11.42%        7.84% to 8.81%       6.27% to 9.93%
2003
Units (In Thousands)...........                210                 392                   327                  494
Unit Fair Value, Lowest to
 Highest(1)....................  $ 10.90 to $11.43   $ 10.28 to $10.51     $  6.33 to $10.15     $11.59 to $13.75
Net Assets (In Thousands)......  $           2,300   $           4,098     $           2,138     $          6,677
Investment Income Ratio to Net
 Assets(2).....................               0.19%               0.00%                 0.05%                0.12%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................    44.77% to 46.02%    24.33% to 25.46%      33.83% to 35.17%     31.48% to 32.71%
2002
Units (In Thousands)...........                 27                 210                   263                  342
Unit Fair Value, Lowest to
 Highest(1)....................  $   7.53 to $7.83   $   8.19 to $8.38     $   4.73 to $7.51     $ 8.74 to $10.36
Net Assets (In Thousands)......  $             204   $           1,755     $           1,256     $          3,523
Investment Income Ratio to Net
 Assets(2).....................               0.00%               0.32%                 0.00%                0.16%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................  -21.18% to -20.46%  -14.93% to -14.16%    -33.77% to -33.17%     -9.65% to -8.84%
2001
Units (In Thousands)...........                 --                  --                   116                  114
Unit Fair Value, Lowest to
 Highest(1)....................  $              --   $              --     $   7.14 to $7.24     $11.30 to $11.37
Net Assets (In Thousands)......  $              --   $              --     $             833     $          1,301
Investment Income Ratio to Net
 Assets(2).....................                 --                  --                  0.21%                0.00%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                 --                  --         0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................                 --                  --     -12.79% to -12.02%     26.66% to 27.78%

                                       DAVIS         STATE STREET RESEARCH   STATE STREET RESEARCH
                                   VENTURE VALUE         MONEY MARKET             BOND INCOME
                                     DIVISION              DIVISION                DIVISION
                                 -----------------   ---------------------   ---------------------
2004
Units (In Thousands)...........                277                2,060                     162
Unit Fair Value, Lowest to
 Highest(1)....................  $ 12.31 to $12.61     $10.26 to $20.13        $11.50 to $11.78
Net Assets (In Thousands)......  $           3,443     $         25,350        $          1,881
Investment Income Ratio to Net
 Assets(2).....................               0.54%                0.90%                   5.61%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................    11.36% to 12.37%       0.08% to 0.99%          3.50% to 4.43%
2003
Units (In Thousands)...........                206                2,760                      90
Unit Fair Value, Lowest to
 Highest(1)....................  $ 11.06 to $11.22     $10.16 to $20.10        $11.11 to $11.28
Net Assets (In Thousands)......  $           2,285     $         33,535        $          1,005
Investment Income Ratio to Net
 Assets(2).....................               0.17%                1.04%                   3.95%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................    29.71% to 30.94%       -.10% to 0.83%          4.89% to 5.87%
2002
Units (In Thousands)...........                 52                   14                     126
Unit Fair Value, Lowest to
 Highest(1)....................  $   8.50 to $8.57     $          10.08        $10.59 to $10.65
Net Assets (In Thousands)......  $             441     $            140        $          1,340
Investment Income Ratio to Net
 Assets(2).....................               0.01%               33.69%                   0.00%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................      0.00% to 0.90%       0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(4)....................  -17.12% to -16.37%                1.41%          7.48% to 8.45%
2001
Units (In Thousands)...........                 --                   --                      --
Unit Fair Value, Lowest to
 Highest(1)....................  $              --     $             --        $             --
Net Assets (In Thousands)......  $              --     $             --        $             --
Investment Income Ratio to Net
 Assets(2).....................                 --                   --                      --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                 --                   --                      --
Total Return, Lowest to
 Highest(4)....................                 --                   --                      --

------------

(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *   For the period May 3, 2004 to December 31, 2004

     STATE STREET RESEARCH         MFS           SALOMON BROTHERS          JANUS               PIMCO              PIMCO
       AGGRESSIVE GROWTH       TOTAL RETURN      U.S. GOVERNMENT     AGGRESSIVE GROWTH    PEA INNOVATION       TOTAL RETURN
           DIVISION              DIVISION           DIVISION*            DIVISION            DIVISION            DIVISION
     ---------------------   ----------------   ------------------   -----------------   -----------------   ----------------
                    456                   281                 .393                 47                   52                625
        $9.23 to $16.62      $11.98 to $19.48   $170.06 to $186.29   $ 7.43 to $10.84    $   5.55 to $9.45   $11.51 to $11.79
        $         6,130      $          4,284   $               68   $            362    $             305   $          7,288
                   0.00%                 2.56%                0.00%              0.00%                0.07%              3.05%
          0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
        11.97% to 12.98%       9.95% to 10.94%       2.79% to 3.41%     7.85% to 8.82%     -5.13% to -4.09%     4.31% to 5.25%
                    562                   267                   --                 49                   51                672
        $8.17 to $14.81      $10.79 to $17.68   $               --   $  6.89 to $9.96    $   5.85 to $9.86   $11.04 to $11.20
        $         6,464      $          3,707   $               --   $            350    $             311   $          7,483
                   0.00%                 3.26%                  --               0.00%                0.00%              4.65%
          0.00% to 0.90%        0.00% to 0.90%                  --      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
        29.51% to 30.45%      16.90% to 18.00%                  --    28.75% to 29.93%     56.43% to 57.97%     3.62% to 4.50%
                     --                   237                   --                 69                   18                208
        $            --      $ 9.15 to $15.09   $               --   $  5.35 to $7.67    $   3.74 to $6.24   $10.65 to $10.72
        $            --      $          2,812   $               --   $            375    $              70   $          2,226
                     --                  3.93%                  --               0.00%                0.00%              0.00%
                     --         0.00% to 0.90%                  --      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
                     --       -9.54% to -8.73%                  --   -31.18% to -30.56%  -51.01% to -50.57%     8.59% to 9.57%
                     --                   236                   --                  9                    2                 --
        $            --      $10.02 to $16.64   $               --   $  7.77 to $7.78    $   7.63 to $7.68   $             --
        $            --      $          3,201   $               --   $             70    $              15                 --
                     --                  3.89%                  --               0.00%                0.00%                --
                     --         0.00% to 0.90%                  --      0.00% to 0.90%       0.00% to 0.90%                --
                     --       -4.95% to -4.09%                  --    10.67% to 10.92%     46.35% to 46.68%                --

       T. ROWE PRICE          MET/AIM
      MID CAP GROWTH     SMALL CAP GROWTH
         DIVISION            DIVISION
     -----------------   -----------------
                   159                  72
     $ 11.00 to $11.83   $ 11.08 to $11.69
     $           1,763   $             813
                  0.00%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       17.10% to 18.15%      5.78% to 6.73%
                    95                  72
     $  9.39 to $10.01   $ 10.48 to $10.96
     $             901   $             754
                  0.00%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       35.87% to 37.22%    37.88% to 39.04%
                     3                 131
     $   6.91 to $7.30   $   7.60 to $7.88
     $              24   $           1,004
                  0.00%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
     -44.50% to -44.00%  -27.90% to -27.25%
                    --                  --
     $              --   $              --
                    --                  --
                    --                  --
                    --                  --
                    --                  --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES--(CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the four years in the period ended December 31, 2004 or lesser time period, if applicable.

                                      MET/AIM MID CAP      HARRIS OAKMARK         LORD ABBETT          LORD ABBETT
                                        CORE EQUITY         INTERNATIONAL       GROWTH & INCOME       MID-CAP VALUE
                                         DIVISION             DIVISION             DIVISION             DIVISION
                                     -----------------    -----------------    -----------------    -----------------
2004
Units (In Thousands)...............                28                   176                  233                  318
Unit Fair Value, Lowest to
 Highest(1)........................  $12.16 to $12.45     $ 13.56 to $13.89    $ 10.34 to $13.29    $ 16.04 to $19.18
Net Assets (In Thousands)..........  $            344     $           2,402    $           2,998    $           5,619
Investment Income Ratio to Net
 Assets(2).........................              0.00%                 0.03%                1.84%                4.48%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   13.57% to 14.60%      19.72% to 20.80%     12.93% to 13.95%     21.45% to 22.54%
2003
Units (In Thousands)...............                26                   101                  257                  325
Unit Fair Value, Lowest to
 Highest(1)........................  $10.71 to $10.87     $ 11.28 to $11.50    $  9.16 to $11.73    $ 13.21 to $15.73
Net Assets (In Thousands)..........  $            285     $           1,887    $           2,899    $           4,703
Investment Income Ratio to Net
 Assets(2).........................              1.28%                 2.17%                1.33%                1.10%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   25.22% to 26.47%      34.19% to 35.31%     28.22% to 29.36%     27.85% to 28.93%
2002
Units (In Thousands)...............                11                     8                  277                  380
Unit Fair Value, Lowest to
 Highest(1)........................  $  8.49 to $8.60     $   8.34 to $8.50    $   7.14 to $9.12    $ 10.33 to $12.27
Net Assets (In Thousands)..........  $             98     $              67    $           2,402    $           4,258
Investment Income Ratio to Net
 Assets(2).........................              0.09%                 0.21%                1.14%                0.57%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................     0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................  -11.40% to -10.60%   -18.60% to -17.87%   -20.09% to -19.37%   -13.40% to -12.62%
2001
Units (In Thousands)...............                --                    --                  336                  136
Unit Fair Value, Lowest to
 Highest(1)........................  $             --     $              --    $  8.94 to $11.37    $ 11.95 to $14.12
Net Assets (In Thousands)..........                --                    --    $           3,458    $           1,825
Investment Income Ratio to Net
 Assets(2).........................                --                    --                 0.92%                1.07%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                --                    --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................                --                    --      -9.17% to -8.35%     11.82% to 12.82%

                                              MFS               NEUBERER BERMAN
                                     RESEARCH INTERNATIONAL       REAL ESTATE
                                            DIVISION               DIVISION*
                                     ----------------------    ------------------
2004
Units (In Thousands)...............                  298                        1
Unit Fair Value, Lowest to
 Highest(1)........................    $ 10.09 to $11.55       $128.97 to $129.74
Net Assets (In Thousands)..........    $           3,376       $              215
Investment Income Ratio to Net
 Assets(2).........................                 0.75%                    7.36%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................        0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................      16.23% to 17.28%         28.98% to 29.74%
2003
Units (In Thousands)...............                  353                       --
Unit Fair Value, Lowest to
 Highest(1)........................    $   8.69 to $9.90       $               --
Net Assets (In Thousands)..........    $           3,418       $               --
Investment Income Ratio to Net
 Assets(2).........................                 0.71%                      --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................        0.00% to 0.90%                      --
Total Return, Lowest to
 Highest(4)........................      23.37% to 24.47%                      --
2002
Units (In Thousands)...............                  387                       --
Unit Fair Value, Lowest to
 Highest(1)........................    $   7.04 to $7.99       $               --
Net Assets (In Thousands)..........    $           3,018       $               --
Investment Income Ratio to Net
 Assets(2).........................                 0.78%                      --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................        0.00% to 0.90%                      --
Total Return, Lowest to
 Highest(4)........................    -21.08% to -20.37%                      --
2001
Units (In Thousands)...............                  386                       --
Unit Fair Value, Lowest to
 Highest(1)........................    $  8.91 to $10.10       $               --
Net Assets (In Thousands)..........    $           3,773       $               --
Investment Income Ratio to Net
 Assets(2).........................                 0.09%                      --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................        0.00% to 0.90%                      --
Total Return, Lowest to
 Highest(4)........................    -29.81% to -29.17                       --

------------

(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *   For the period May 3, 2004 to December 31, 2004

        LORD ABBETT        AMERICAN FUNDS      AMERICAN FUNDS           AMERICAN FUNDS
       BOND DEBENTURE          GROWTH           GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
         DIVISION*            DIVISION            DIVISION                 DIVISION
     ------------------   -----------------   -----------------   ---------------------------
                   .318               1,395               1,270                      326
     $181.06 to $195.69   $ 12.17 to $12.50   $ 11.79 to $12.07        $ 13.97 to $14.50
     $               59   $          17,147   $          15,129        $           4,597
                  65.06%               0.19%               1.09%                    0.00%
          0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%
                     --     11.49% to 12.50%     9.39% to 10.37%         19.80% to 20.88%
                     --                 938                 660                      211
     $               --   $ 10.91 to $11.11   $ 10.78 to $10.94        $ 11.66 to $12.00
     $               --   $          10,298   $           7,145        $           2,470
                     --                0.17%               1.39%                    0.24%
                     --       0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%
                     --     35.55% to 36.84%    31.25% to 32.43%         52.07% to 53.56%
                     --                 155                 156                       28
     $               --   $   8.05 to $8.12   $   8.16 to $8.26        $   7.67 to $7.82
     $               --   $           1,246   $           1,282        $             212
                     --                0.08%               2.61%                    0.25%
                     --       0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%
                     --   -25.13% to -24.45%  -19.07% to -18.34%       -19.78% to -19.05%
                     --                  --                  --                       --
     $               --   $              --   $              --        $              --
     $               --                  --                  --                       --
                     --                  --                  --                       --
                     --                  --                  --                       --
                     --                  --                  --                       --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS.

Effective May 3, 2004, the PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio.

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio merged with the Janus Mid Cap Portfolio and the Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the Alger Equity Growth Division, Fidelity VIP Asset Manager Division, American Century Income & Growth Division, American Century International Division, and American Century Value Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund, Fidelity VIP Asset Manager Portfolio of the Fidelity Fund, American Century Income & Growth Portfolio of the American Century Fund, American Century International Portfolio of the American Century Fund and American Century Value Portfolio of the American Century Fund, respectively, for shares in the State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund, Lord Abbett Growth & Income Portfolio, MFS Research International Portfolio, and Lord Abbett Mid-Cap Value Portfolio of the Met Investors Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Division, MFS Total Return Division, Lord Abbett Growth & Income Division, MFS Research International Division, and Lord Abbett Mid-Cap Value Division, respectively.

Effective April 28, 2003, the Money Market Fund, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio, International Index Portfolio, Mid-Cap Portfolio, Small-Cap Equity Portfolio, and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Portfolio of the New England Zenith Fund and the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective August 25, 2003, all Funds of the SEI Insurance Products Trust are no longer available for investment. All cash value allocated to the Funds were redeemed and the liquidated proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

8. SUBSEQUENT EVENT.

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2005

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2004      2003
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $13,064 and $11,013, respectively)....  $13,912   $11,695
  Equity securities, at fair value (cost: $172 and $156,
     respectively)..........................................      178       167
  Mortgage loans on real estate.............................    1,090       953
  Policy loans..............................................    2,625     2,576
  Real estate and real estate joint ventures
     held-for-investment....................................       60        59
  Real estate held-for-sale.................................       --        12
  Other limited partnership interests.......................       34        41
  Short-term investments....................................       86        90
  Other invested assets.....................................    2,846     2,847
                                                              -------   -------
          Total investments.................................   20,831    18,440
Cash and cash equivalents...................................      372       369
Accrued investment income...................................      165       154
Premiums and other receivables..............................    2,032     2,182
Deferred policy acquisition costs...........................    3,265     2,639
Other assets................................................      333       331
Separate account assets.....................................    3,068     3,324
                                                              -------   -------
          Total assets......................................  $30,066   $27,439
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,897   $ 8,174
  Policyholder account balances.............................    9,076     7,889
  Other policyholder funds..................................    1,827     1,734
  Policyholder dividends payable............................      113       126
  Long-term debt............................................      506       501
  Shares subject to mandatory redemption....................      158       158
  Current income taxes payable..............................       28        40
  Deferred income taxes payable.............................      635       456
  Payables under securities loaned transactions.............    1,461     1,179
  Other liabilities.........................................    1,635     1,439
  Separate account liabilities..............................    3,068     3,324
                                                              -------   -------
          Total liabilities.................................   27,404    25,020
                                                              -------   -------
Stockholder's Equity:
  Parent's interest in preferred stock of subsidiary, par
     value $1,000 per share; 110,000 shares authorized;
     93,402 shares issued and outstanding at December 31,
     2003...................................................       --        93
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2004 and 2003.............................        3         3
  Additional paid-in capital................................    1,843     1,746
  Retained earnings.........................................      428       309
  Accumulated other comprehensive income....................      388       268
                                                              -------   -------
          Total stockholder's equity........................    2,662     2,419
                                                              -------   -------
          Total liabilities and stockholder's equity........  $30,066   $27,439
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004     2003     2002
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,713   $3,038   $2,417
Universal life and investment-type product policy fees......     293      272      298
Net investment income.......................................   1,131    1,003    1,052
Other revenues..............................................      43       73      116
Net investment gains........................................      74        9       59
                                                              ------   ------   ------
          Total revenues....................................   5,254    4,395    3,942
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,203    2,645    2,063
Interest credited to policyholder account balances..........     400      361      471
Policyholder dividends......................................     173      198      209
Other expenses..............................................   1,256    1,042      969
                                                              ------   ------   ------
          Total expenses....................................   5,032    4,246    3,712
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     222      149      230
Provision for income taxes..................................      73       46       75
                                                              ------   ------   ------
Income from continuing operations...........................     149      103      155
Gains (losses) from discontinued operations, net of income
  taxes.....................................................       1       (1)      (5)
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     150      102      150
Cumulative effect of change in accounting, net of income
  taxes.....................................................      15        1       --
                                                              ------   ------   ------
Net income..................................................  $  165   $  103   $  150
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                 PARENT'S                                      -----------------------------------------
                                INTEREST IN                                                       FOREIGN      MINIMUM
                                 PREFERRED             ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                 STOCK OF     COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                SUBSIDIARY    STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                -----------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2002....     $ --         $3       $1,707       $140          $ 82            $(8)         $--       $1,924
  Capital contributions.......                                1                                                                 1
  Sale of subsidiaries........                             (114)                                                             (114)
  Dividends on common stock...                                         (83)                                                   (83)
Comprehensive income:
  Net income..................                                         150                                                    150
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                        95                                       95
    Foreign currency
      translation
      adjustments.............                                                                        7                         7
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                102
                                                                                                                           ------
  Comprehensive income........                                                                                                252
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2002........................       --          3        1,594        207           177             (1)          --        1,980
  Issuance of preferred stock
    by subsidiary to the
    parent....................       93                                                                                        93
  Issuance of shares by
    subsidiary................                               24                                                                24
  Capital contributions.......                              131                                                               131
  Return of capital...........                               (3)                                                               (3)
  Dividends on common stock...                                          (1)                                                    (1)
Comprehensive income:
  Net income..................                                         103                                                    103
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                        72                                       72
    Foreign currency
      translation
      adjustments.............                                                                       25                        25
    Minimum pension liability
      adjustments.............                                                                                    (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                 92
                                                                                                                           ------
  Comprehensive income........                                                                                                195
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2003........................       93          3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof...................      (93)                                                                                      (93)
  Issuance of shares by
    subsidiary................                                4                                                                 4
  Capital contributions.......                               93                                                                93
  Dividends on common stock...                                         (40)                                                   (40)
  Dividends on preferred
    stock.....................                                          (6)                                                    (6)
Comprehensive income:
  Net income..................                                         165                                                    165
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                       107                                      107
    Foreign currency
      translation
      adjustments.............                                                                       14                        14
    Minimum pension liability
      adjustment..............                                                                                    (1)          (1)
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                120
                                                                                                                           ------
  Comprehensive income........                                                                                                285
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2004........................     $ --         $3       $1,843       $428          $356            $38          $(6)      $2,662
                                   ====         ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   165   $   103   $   150
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization expenses.................       14        16        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (17)      (50)      (76)
     (Gains) losses from sales of investments and
       businesses, net......................................      (75)       (8)      (49)
     Interest credited to other policyholder account
       balances.............................................      400       361       471
     Universal life and investment-type product policy
       fees.................................................     (293)     (272)     (298)
     Change in premiums and other receivables...............      151      (397)     (789)
     Change in deferred policy acquisitions costs, net......     (551)     (818)     (497)
     Change in insurance-related liabilities................      722     1,785       856
     Change in income taxes payable.........................       90        65       148
     Change in other assets.................................       14        46        64
     Change in other liabilities............................      173       171      (382)
     Other, net.............................................      (16)       (9)       13
                                                              -------   -------   -------
Net cash provided (used) by operating activities............      777       993      (377)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,411     5,439     5,347
     Equity securities......................................       16         5       107
     Mortgage and other loans...............................       90       167       298
     Real estate and real estate joint ventures.............       19        33        22
  Purchases of:
     Fixed maturities.......................................   (6,783)   (7,404)   (6,966)
     Equity securities......................................      (29)      (39)      (56)
     Mortgage and other loans...............................     (223)     (284)      (88)
     Real estate and real estate joint ventures.............       (2)       (2)       (4)
     Other limited partnership interests....................       (1)       (2)      (16)
  Net change in short-term investments......................        4        18       (75)
  Proceeds from sales of businesses.........................       --        --       176
  Net change in payable under securities loaned
     transactions...........................................      282       500       679
  Net change in other invested assets.......................     (572)     (742)     (811)
  Other, net................................................      (53)      (90)      (95)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,841)  $(2,401)  $(1,482)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,245   $ 2,015   $ 3,720
     Withdrawals............................................   (1,139)   (1,092)   (1,921)
  Net change in short-term debt.............................       --       (19)       10
  Long-term debt issued.....................................        5        70         6
  Capital contribution from the Holding Company.............       --        --         1
  Proceeds from offering of common stock by subsidiary,
     net....................................................       --       398        --
  Dividends on preferred stock..............................       (7)       --        --
  Dividends on common stock.................................      (40)       (1)      (83)
  Other, net................................................        3         8       (11)
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,067     1,379     1,722
                                                              -------   -------   -------
Change in cash and cash equivalents.........................        3       (29)     (137)
Cash and cash equivalents, beginning of year................      369       398       535
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   372   $   369   $   398
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Net cash paid during the year for:
  Interest..................................................  $    49   $     5   $    78
                                                              =======   =======   =======
  Income taxes..............................................  $    36   $    42   $   (30)
                                                              =======   =======   =======
Non-cash transactions during the year:
  Real estate acquired in satisfaction of debt..............  $    --   $    13   $    13
                                                              =======   =======   =======
  Transfer from funds withheld at interest to fixed
     maturities.............................................  $   606   $    --   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica"). In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. See "--Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated. The Company owned approximately 52% of Reinsurance Group of America ("RGA") in 2004 and 2003. While the Company's ownership in 2002 was below 50%, the Company consolidated the financial statements of RGA since it maintained control of RGA through a majority representation on RGA's Board of Directors.

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits;
(vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

     Security Equity Life Insurance Company ("SELIC"), which was sold to Metropolitan Life in 2002, and Cova Corporation, which was sold to MetLife in 2002, are included in the accompanying consolidated financial statements until their respective dates of sale. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Minority interest related to consolidated entities included in other liabilities was $1,096 million and $930 million at December 31, 2004 and 2003, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also include the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The associated financial statement risk is the volatility in net income which can result from
(i) changes in fair value of derivatives not qualifying as accounting hedges;
(ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses swaps and option contracts to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

     Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

     When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

     The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to twenty years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $69 million and $64 million at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $21 million and $15 million at December 31, 2004 and 2003, respectively. Related amortization expense was $8 million, $6 million and $4 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC, including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in net goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance, beginning of year..................................   $137     $153     $200
Dispositions and other......................................     (3)     (16)     (47)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $137     $153
                                                               ====     ====     ====

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 10%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Participating business represented approximately 23% and 27% of the Company's life insurance in-force, and 45% and 52% of the number of life insurance policies in-force, at December 31, 2004 and 2003, respectively. Participating policies represented approximately 92%, 92%, and 81%, of gross insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance ("COLI").

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. The adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings in the respective financial statement lines to which they relate.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     In December 2004, the Financial Accounting Standards Board ("FASB") issued Staff Position Paper ("FSP") 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The Company has completed its evaluation of the repatriation provision and determined that there will not be any impact on the Company's tax provision and deferred tax assets and liabilities.

     In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of adoption.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's adoption of Issue B36 increased (decreased) net income by ($1) million and $9 million, net of amortization of DAC and income taxes, for 2004 and 2003, respectively. The 2003 impact includes a decrease in net income of $1 million relating to the cumulative effect of a change in accounting from the adoption of the new guidance.

     Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. There was no impairment of identified intangible assets or significant reclassifications between

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                             GROSS
                                                               COST OR    UNREALIZED
                                                              AMORTIZED   -----------   ESTIMATED
                                                                COST      GAIN   LOSS   FAIR VALUE
                                                              ---------   ----   ----   ----------
                                                                     (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................   $   736    $  4   $ 2     $   738
  State and political subdivision securities................        28       1    --          29
  U.S. corporate securities.................................     5,199     369    15       5,553
  Foreign government securities.............................     1,223     218     1       1,440
  Foreign corporate securities..............................     1,589     238     2       1,825
  Residential mortgage-backed securities....................     2,535      35     8       2,562
  Commercial mortgage-backed securities.....................     1,016      38     2       1,052
  Asset-backed securities...................................       638       8     2         644
  Other fixed maturity securities...........................       100       2    33          69
                                                               -------    ----   ---     -------
     Total fixed maturities.................................   $13,064    $913   $65     $13,912
                                                               =======    ====   ===     =======
Equity Securities:
  Common stocks.............................................   $    27    $  1   $--     $    28
  Nonredeemable preferred stocks............................       145       5    --         150
                                                               -------    ----   ---     -------
     Total equity securities................................   $   172    $  6   $--     $   178
                                                               =======    ====   ===     =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                             GROSS
                                                               COST OR    UNREALIZED
                                                              AMORTIZED   -----------   ESTIMATED
                                                                COST      GAIN   LOSS   FAIR VALUE
                                                              ---------   ----   ----   ----------
                                                                     (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................   $   465    $  5   $ 1     $   469
  State and political subdivision securities................        22      --    --          22
  U.S. corporate securities.................................     4,767     344    60       5,051
  Foreign government securities.............................     1,041     149     5       1,185
  Foreign corporate securities..............................     1,505     191    10       1,686
  Residential mortgage-backed securities....................     1,740      36    13       1,763
  Commercial mortgage-backed securities.....................       852      36     1         887
  Asset-backed securities...................................       621      14     3         632
                                                               -------    ----   ---     -------
     Total fixed maturities.................................   $11,013    $775   $93     $11,695
                                                               =======    ====   ===     =======
Equity Securities:
  Common stocks.............................................   $    20    $  3   $--     $    23
  Nonredeemable preferred stocks............................       136       8    --         144
                                                               -------    ----   ---     -------
     Total equity securities................................   $   156    $ 11   $--     $   167
                                                               =======    ====   ===     =======

     The Company held foreign currency derivatives with notional amounts of $42 million and $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004 and 2003, respectfully.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $411 million and $454 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $44 million and $34 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $4 million and $58 million at December 31, 2004 and 2003, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   398     $   373
Due after one year through five years.......................     1,705       1,772
Due after five years through ten years......................     2,994       3,157
Due after ten years.........................................     3,778       4,352
                                                               -------     -------
          Subtotal..........................................     8,875       9,654
Mortgage-backed and other asset-backed securities...........     4,189       4,258
                                                               -------     -------
          Total fixed maturities............................   $13,064     $13,912
                                                               =======     =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,555   $2,731   $3,784
Gross investment gains.....................................  $   96   $   70   $  155
Gross investment losses....................................  $  (32)  $  (30)  $  (87)

     Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $14 million, $38 million and $76 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                     DECEMBER 31, 2004
                                          ------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.........   $  437        $ 2         $ --         $--        $  437        $ 2
State and political subdivision
  securities............................       10         --           --          --            10         --
U.S. corporate securities...............      848         10          137           5           985         15
Foreign government securities...........       96          1           --          --            96          1
Foreign corporate securities............      151          2           12          --           163          2
Residential mortgage-backed
  securities............................      798          7           14           1           812          8
Commercial mortgage-backed securities...      180          2           --          --           180          2
Asset-backed securities.................      185          1           12           1           197          2
Other fixed maturity securities.........       37         33           12          --            49         33
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $2,742        $58         $187         $ 7        $2,929        $65
                                           ======        ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position..............      712                      55                       767
                                           ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                     DECEMBER 31, 2003
                                          ------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.........   $    4        $ 1         $ --         $--        $    4        $ 1
State and political subdivision
  securities............................        4         --           --          --             4         --
U.S. corporate securities...............      466         44          105          16           571         60
Foreign government securities...........       35          5           --          --            35          5
Foreign corporate securities............      106          9            7           1           113         10
Residential mortgage-backed
  securities............................      446         10           16           3           462         13
Commercial mortgage-backed securities...      144          1            8          --           152          1
Asset-backed securities.................       61          1           32           2            93          3
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,345 million and $1,068 million and an estimated fair value of $1,415 million and $1,138 million were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $1,461 million and $1,179 million at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $730 million and $557 million at December 31, 2004 and 2003, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,608 million and $1,446 million at December 31, 2004 and 2003, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2004               2003
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans...........................  $1,071      98%     $942       99%
Agricultural mortgage loans.........................      22       2%       13        1%
                                                      ------     ---      ----      ---
          Total.....................................   1,093     100%      955      100%
                                                                 ===                ===
Less: Valuation allowances..........................       3                 2
                                                      ------              ----
          Mortgage loans............................  $1,090              $953
                                                      ======              ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2004, 25%, 8% and 5% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance, beginning of year..................................    $ 2      $  6      $ 25
Additions...................................................      2         9        (1)
Deductions..................................................     (1)      (13)      (16)
Dispositions of affiliates..................................     --        --        (2)
                                                                ---      ----      ----
Balance, end of year........................................    $ 3      $  2      $  6
                                                                ===      ====      ====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004           2003
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $--            $28
Impaired mortgage loans without valuation allowances........     10              1
                                                                ---            ---
          Total.............................................     10             29
Less: Valuation allowances on impaired mortgages............     --              1
                                                                ---            ---
          Impaired mortgage loans...........................    $10            $28
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $11 million, $42 million and $108 million for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired mortgage loans was $2 million, $3 million and $8 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     There were no restructured mortgage loans on real estate for the year ended December 31, 2004. The investment in restructured mortgage loans on real estate was $4 million at December 31, 2003. Interest income of $400 thousand, and $1 million was recognized on restructured loans for the year ended December 31, 2003 and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for both years ended December 31, 2003 and 2002.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at both December 31, 2004 and 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004           2003
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $60            $63
Impairments.................................................     --             (4)
                                                                ---            ---
          Total.............................................     60             59
Real estate held-for-sale...................................     --             12
                                                                ---            ---
            Real estate and real estate joint ventures......    $60            $71
                                                                ===            ===

     Accumulated depreciation on real estate was $12 million and $11 million at December 31, 2004 and 2003, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2004, 2003 and 2002. Depreciation expense presented as discontinued operations was less than $1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2004               2003
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $39        65%     $51        72%
Land.................................................    --        --       20        28%
Other................................................    21        35%      --        --
                                                        ---       ---      ---       ---
          Total......................................   $60       100%     $71       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 2004, approximately 91%, 7% and 2% of the Company's real estate holdings were located in California, Texas and Arizona, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2004     2003      2002
                                                              ------    -----    ------
                                                                (DOLLARS IN MILLIONS)
Balance, beginning of year..................................  $  --     $  8     $   3
Additions...................................................     --        3        13
Deductions..................................................     --      (11)       (8)
                                                              -----     ----     -----
Balance, end of year........................................  $  --     $ --     $   8
                                                              =====     ====     =====

     Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale for the years ended December 31, 2004, 2003 and 2002. The Company had no non-income producing real estate and real estate joint ventures at December 31, 2004. The carrying value of non-income producing real estate and real estate joint ventures was $20 million at December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not own real estate acquired in satisfaction of debt at both December 31, 2004 and 2003.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2004 and 2003, were funds withheld at interest of $2,745 million and $2,739 million, respectively.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  700   $  615   $  675
Equity securities..........................................      19        7        8
Mortgage loans on real estate..............................      76       76      101
Real estate and real estate joint ventures.................      14        7        7
Policy loans...............................................     159      170      174
Other limited partnership interests........................      (4)      (6)      --
Cash, cash equivalents and short-term investments..........       6       11        8
Other......................................................     200      151       94
                                                             ------   ------   ------
          Total............................................   1,170    1,031    1,067
Less: Investment expenses..................................      39       28       15
                                                             ------   ------   ------
          Net investment income............................  $1,131   $1,003   $1,052
                                                             ======   ======   ======

NET INVESTMENT GAINS

     Net investment gains were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $46       $ 1       $(9)
Equity securities...........................................      4         1         1
Mortgage loans on real estate...............................      1        (8)        8
Real estate and real estate joint ventures..................      2         1        (3)
Other limited partnership interests.........................     (3)       --         1
Sales of businesses.........................................     --        (3)        1
Derivatives.................................................     31        19        58
Other.......................................................     (7)       (2)        2
                                                                ---       ---       ---
          Total net investment gains........................    $74       $ 9       $59
                                                                ===       ===       ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 847    $ 675    $ 472
Equity securities...........................................      5       11       --
Derivatives.................................................      1       --       --
Other invested assets.......................................   (160)    (100)     (29)
                                                              -----    -----    -----
          Total.............................................    693      586      443
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....    (87)    (164)    (154)
Deferred income taxes.......................................   (250)    (173)    (112)
                                                              -----    -----    -----
          Total.............................................   (337)    (337)    (266)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 356    $ 249    $ 177
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance, beginning of year..................................   $249     $177     $ 82
Unrealized investment gains during the year.................    107      143      194
Unrealized investment gains (losses) relating to deferred
  policy acquisition costs..................................     77      (10)     (65)
Deferred income taxes.......................................    (77)     (61)     (52)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred income taxes..............................     --       --       18
                                                               ----     ----     ----
Balance, end of year........................................   $356     $249     $177
                                                               ----     ----     ----
Net change in unrealized investment gains...................   $107     $ 72     $ 95
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $60 million and $52 million at December 31, 2004 and 2003, respectively. The related income (loss) recognized was $5 million, $10 million and ($2) million for the years ended December 31, 2004, 2003 and 2002, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated. The following table presents the total assets of and the maximum exposure to loss relating to VIEs for which the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                   DECEMBER 31, 2004
                                                             -----------------------------
                                                               TOTAL      MAXIMUM EXPOSURE
                                                             ASSETS(1)       TO LOSS(2)
                                                             ----------   ----------------
                                                                 (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $26             $10
                                                                ===             ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships, is equal to the carrying amounts plus and unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The table below provides a summary of the notional amounts and fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2004                 DECEMBER 31, 2003
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Interest rate swaps........................    $376      $47        $   6        $420      $52        $  --
Foreign currency swaps.....................      42        1            3           4       --           --
Options....................................       6        1           --           4        7           --
                                               ----      ---        -----        ----      ---        -----
  Total....................................    $424      $49        $   9        $428      $59        $  --
                                               ====      ===        =====        ====      ===        =====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                                                REMAINING LIFE
                                  ---------------------------------------------------------------------------
                                  ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                  OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                  --------   ------------------   -----------------   ---------------   -----
                                                             (DOLLARS IN MILLIONS)
Interest rate swaps.............    $41             $134                 $46               $155         $376
Foreign currency swaps..........      3                1                  18                 20           42
Options.........................      6               --                  --                               6
                                    ---             ----                 ---               ----         ----
  Total.........................    $50             $135                 $64               $175         $424
                                    ===             ====                 ===               ====         ====

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Exchange traded options are used by the Company to hedge its risks associated with the reinsurance of equity indexed annuities.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2004                 DECEMBER 31, 2003
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Fair value.................................    $ 38      $ 1         $1          $  9      $--        $  --
Cash flow..................................      55        2          2            13       --           --
Non qualifying.............................     331       46          6           406       59           --
                                               ----      ---         --          ----      ---        -----
  Total....................................    $424      $49         $9          $428      $59        $  --
                                               ====      ===         ==          ====      ===        =====

     The Company recognized insignificant net investment income from qualifying settlement payments for the years ended December 31, 2004 and 2003. The Company did not have any qualifying hedges during the year ended December 31, 2002.

     The Company recognized net investments gains from non-qualifying settlement payments of $18 million, $22 million, and $23 million for the years ended December 31, 2004, 2003, and 2002, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in Net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2004 and 2003. The Company did not have any fair value hedges during the year ended December 31, 2002.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2004 and 2003, the Company recognized insignificant amounts in Net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments. The Company did not have any cash flow hedges during the year ended December 31, 2002.

     For the year ended December 31, 2004, the net amount deferred in Other comprehensive income (loss) relating to cash flow hedges was $1 million, which represents the net gain on the effective portion of cash flow hedges. For the year ended December 31, 2003, the net amounts accumulated in Other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2004, insignificant amounts of the net deferred gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; and (ii) exchange traded options to hedge its risks associated with the reinsurance of equity indexed annuities; and (iii) foreign currency swaps are used to minimize its exposure to adverse movements in exchange rates.

     For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment gains (losses) changes in fair value of $13 million, ($3) million and $35 million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $43 million at December 31, 2004 and 2003. The amounts recorded to Net investment gains (losses) during the years ended December 31, 2004 and 2003 were gains of $26 and $14 million, respectively. There were no amounts recorded to Net investment gains (losses) during the year ended December 31, 2002 related to embedded derivatives.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

     The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2004, 2003 and 2002 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1, 2002.............................   $1,023        $  841        $1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
                                                          ------        ------        ------
Amortization related to:
  Net investment gains.................................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
                                                          ------        ------        ------
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
                                                          ------        ------        ------
Amortization related to:
  Net investment losses................................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
                                                          ------        ------        ------
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................      636         2,003         2,639
Capitalizations........................................       --           960           960
                                                          ------        ------        ------
          Total........................................      636         2,963         3,599
                                                          ------        ------        ------
Amortization related to:
  Net investment gains.................................        1             3             4
  Unrealized investment losses.........................      (77)           --           (77)
  Other expenses.......................................       41           450           491
                                                          ------        ------        ------
          Total amortization...........................      (35)          453           418
                                                          ------        ------        ------
Dispositions and other.................................      (23)          107            84
                                                          ------        ------        ------
Balance at December 31, 2004...........................   $  648        $2,617        $3,265
                                                          ======        ======        ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated future amortization expense allocated to other expenses for VOBA is $40 million in 2005, $37 million in 2006, $34 million in 2007, $33 million in 2008 and $34 million in 2009.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                                                     DECEMBER 31 2004
                                                              -------------------------------
                                                              IN THE EVENT OF        AT
                                                                   DEATH        ANNUITIZATION
                                                              ---------------   -------------
                                                                   (DOLLARS IN MILLIONS)
Two Tier Annuities
  General account value.....................................        N/A               $301
  Net amount at risk........................................        N/A               $ 36(2)
  Average attained age of contractholders...................        N/A           58 years

Universal and Variable Life Contracts

                                                                 DECEMBER 31 2004
                                                              -----------------------
                                                              SECONDARY     PAID UP
                                                              GUARANTEES   GUARANTEES
                                                              ----------   ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate account)................   $   722        N/A
Net amount at risk..........................................   $17,594(1)     N/A(1)
Average attained age of policyholders.......................  54 years        N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                             ANNUITY CONTRACTS GUARANTEED      UNIVERSAL AND VARIABLE LIFE CONTRACTS
                                ANNUITIZATION BENEFITS                 SECONDARY GUARANTEES            TOTAL
                           ---------------------------------   -------------------------------------   -----
                                                         (DOLLARS IN MILLIONS)
Balance at January 1,
  2004...................                $   7                                  $ 5                     $12
Incurred guaranteed......                   --                                    2                       2
Paid guaranteed..........                   --                                   (2)                     (2)
                                         -----                                  ---                     ---
Balance at December 31,
  2004...................                $   7                                  $ 5                     $12
                                         =====                                  ===                     ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                                DECEMBER 31, 2004
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................           $7
  Bond......................................................            1
  Money Market..............................................            1
                                                                       --
          Total.............................................           $9
                                                                       ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,727 million and $2,847 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $341 million and $477 million at December 31, 2004 and 2003, respectively. The average interest rates credited on these contracts were 3.20% and 5.05% at December 31, 2004 and 2003, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $110 million, $101 million and $91 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $6 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  485   $  511   $  553
Reinsurance assumed........................................   3,629    2,925    2,330
Reinsurance ceded..........................................    (401)    (398)    (466)
                                                             ------   ------   ------
Net premiums...............................................  $3,713   $3,038   $2,417
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  176   $  119   $  113
                                                             ======   ======   ======

     The reinsurance assumed premium for the years ended December 31, 2004, 2003 and 2002 include $3,627 million, $2,923 million and $2,326 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $932 million and $1,003 million at December 31, 2004 and 2003, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $10 million and $32 million at December 31, 2004 and 2003, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2004    2003
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $300    $299
Surplus notes, interest rate 7.63%, maturity date 2024......    99      98
Fixed rate notes, interest rates ranging from 2.99% to
  6.38%, maturity dates ranging from 2005 to 2006...........   106     103
Other notes with varying interest rates.....................     1       1
                                                              ----    ----
          Total long-term debt..............................  $506    $501
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $231 million ($56 million expiring in 2005 and $175 million expiring in 2006). If these facilities were drawn upon, they would bear interest at varying rates in accordance with the respective agreements. At December 31, 2004, RGA had drawn approximately $56 million under these facilities at interest rates ranging from 5.44% to 6.38%. In May 2003, the Company replaced an expiring $140 million three-year credit facility with a $175 million three-year credit facility, which expires in 2006.

     At December 31, 2004, the Company had approximately $403 million in outstanding letters of credit from various banks.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt for the Company are $56 million in 2005, $150 million in 2006, and $300 million thereafter.

     The Company had no short-term debt at December 31, 2004 and 2003.

     Interest expense related to the Company's indebtedness included in other expenses was $49 million, $48 million and $53 million for the years ended December 31, 2004, 2003 and 2002, respectively.

7.  SHARES SUBJECT TO MANDATORY REDEMPTION

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2004 and 2003.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $(7)    $29     $(6)
  Foreign...................................................     4       1       6
                                                               ---     ---     ---
                                                                (3)     30      --
                                                               ---     ---     ---
Deferred:
  Federal...................................................    70       7      58
  Foreign...................................................     6       9      17
                                                               ---     ---     ---
                                                                76      16      75
                                                               ---     ---     ---
Provision for income taxes..................................   $73     $46     $75
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $78     $52     $81
Tax effect of:
  Foreign tax rate differing from US tax rate...............    (1)     (1)     --
  Tax preferred investment income...........................    (1)     (1)     (4)
  Tax credits...............................................    (3)     (5)     (5)
  State tax net of federal benefit..........................     1       1       1
  Corporate owned life insurance............................    (2)     (2)      2
  Valuation allowance for carryforward items................    (2)      1      --
  Settlement of IRS audit...................................    --      --      (3)
  Other, net................................................     3       1       3
                                                               ---     ---     ---
Provision for income taxes..................................   $73     $46     $75
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2004        2003
                                                              ---------   ---------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Liability for future policy benefits......................   $  314      $  171
  Employee benefits.........................................       36          45
  Loss and credit carryforwards.............................      333         358
  Other, net................................................       78           7
                                                               ------      ------
                                                                  761         581
  Less: Valuation allowance.................................        9          13
                                                               ------      ------
                                                                  752         568
                                                               ------      ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................    1,024         767
  Investments...............................................       22          26
  Net unrealized investment gains...........................      250         173
  Other.....................................................       91          58
                                                               ------      ------
                                                                1,387       1,024
                                                               ------      ------
Net deferred income tax liability...........................   $ (635)     $ (456)
                                                               ======      ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2004, and 2003, a valuation allowance for deferred tax assets of approximately $9 million and $13 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, Canadian, Irish, South African and U.K. subsidiaries. At December 31, 2004, the Company's subsidiaries had net operating loss carryforwards of $578 million and capital loss carryforwards of $289 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2004, there are approximately 56 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral and written promise to pay additional severance benefits. The case was settled in 2004 for an amount not material to the Company.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife, and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2005.......................................................    $6      $   4        $9
2006.......................................................    $5      $   4        $8
2007.......................................................    $5      $  --        $6
2008.......................................................    $4      $  --        $4
2009.......................................................    $1      $  --        $3
Thereafter.................................................    $2      $  --        $4

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million and $1 million at December 31, 2004 and 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, the Company and its affiliate were the sponsors and administrators of separate qualified defined benefit pension plans covering eligible active and inactive employees. Retirement benefits are based upon years of credited service and final average earnings or, in limited instances, career average earnings history. The Company and its affiliate continue to sponsor several non-qualified defined benefit plans most of which are frozen.

     On December 31, 2002, the GenAmerica qualified pension plan was merged into Metropolitan Life's qualified pension plan. Metropolitan Life and certain affiliate companies continue to administer several frozen non-qualified plans for active or inactive directors and management associates.

     The Company's affiliate also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

     The Company and its affiliate use a December 31 measurement date for all of its pension and postretirement benefit plans.

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2004      2003      2004     2003
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 48      $ 64      $ 5      $ 5
  Service cost..............................................      2         1        1       --
  Interest cost.............................................      3         3       --       --
  Actuarial losses (gains)..................................      2         8        3       --
  Change in benefits........................................     --       (26)      --       --
  Benefits paid.............................................     (2)       (2)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     53        48        9        5
                                                               ----      ----      ---      ---
Change in plan assets:
Fair value of plan assets at beginning of year..............     10         8       --       --
  Actual return on plan assets..............................      1         2       --       --
  Employer contributions....................................      5         2       --       --
  Benefits paid.............................................     (2)       (2)      --       --
                                                               ----      ----      ---      ---
Fair value of plan assets at end of year....................     14        10       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (39)      (38)      (9)      (5)
Unrecognized net actuarial losses (gains)...................     18        17        4        2
Unrecognized prior service cost.............................    (21)      (23)      --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(42)     $(44)     $(5)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................   $ (1)     $ (2)
Non-qualified plan accrued pension cost.....................    (47)      (47)
Accumulated other comprehensive income......................      6         5
                                                               ----      ----
Accrued benefit cost........................................   $(42)     $(44)
                                                               ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                NON-QUALIFIED
                                              QUALIFIED PLAN        PLAN           TOTAL
                                              ---------------   -------------   -----------
                                               2004     2003    2004    2003    2004   2003
                                              ------   ------   -----   -----   ----   ----
                                                          (DOLLARS IN MILLIONS)
Aggregate fair value of plan assets
  (principally company contracts)...........   $14      $10     $ --    $ --    $ 14   $ 10
Aggregate projected benefit obligation......    18       14       35      34      53     48
                                               ---      ---     ----    ----    ----   ----
Under funded................................   $(4)     $(4)    $(35)   $(34)   $(39)  $(38)
                                               ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $48 million and $41 million at December 31, 2004 and 2003, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans at December 31, 2004 and 2003.

     The components of net periodic benefit cost were as follows:

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         ------------------   ---------------------
                                                         2004   2003   2002   2004    2003    2002
                                                         ----   ----   ----   -----   -----   -----
                                                                   (DOLLARS IN MILLIONS)
Service cost...........................................  $ 2    $ 1    $  4   $  1    $ --    $   1
Interest cost..........................................    3      3      12     --      --       --
Expected return on plan assets.........................   (1)    (1)    (13)    --      --       --
Amortization of prior actuarial losses (gains) and
  prior service cost...................................   (1)    (1)      2     --      --       --
                                                         ---    ---    ----   -----   -----   -----
Net periodic benefit cost..............................  $ 3    $ 2    $  5   $  1    $ --    $   1
                                                         ===    ===    ====   =====   =====   =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2004      2003      2004     2003
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.92%     6.25%     6.00%    6.50%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                    DECEMBER 31,
                                 --------------------------------------------------
                                      PENSION BENEFITS            OTHER BENEFITS
                                 ---------------------------   --------------------
                                 2004    2003       2002       2004    2003   2002
                                 -----   -----   -----------   -----   ----   -----
Weighted average discount
  rate.........................  5.46%   6.75%      4.43%      6.50%   6.50%  6.75%
Weighted average expected
  return on plan assets........  8.50%   8.75%      8.99%       N/A    N/A     N/A
Rate of compensation
  increase.....................  4%-8%   4%-8%   4.95%-5.45%    N/A    N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                      -------------------------------------------------
                                               2004                      2003
                                      ----------------------   ------------------------
Pre-Medicare eligible claims........   8% down to 5% in 2010    8.5% down to 5% in 2010
Medicare eligible claims............  10% down to 5% in 2014   10.5% down to 5% in 2014

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                               (DOLLARS IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                  $  --
Effect of accumulated postretirement benefit
  obligation......................................         $   2                  $  (1)

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2004    2003
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    76%     73%
Fixed maturities............................................    24%     27%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2005 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $115 thousand to its other benefit plans during 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments, which reflect expected future service as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                  (DOLLARS IN MILLIONS)
2005......................................................        $ 4              $  --
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 5              $  --
2009......................................................        $ 5              $  --
2010-2014.................................................        $26              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million to these plans for each of the years ended December 31, 2004, 2003 and 2002.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc., transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $40 million, $1 million and $83 million for the years ended December 31, 2004, 2003, and 2002. As of December 31, 2004, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2005, without prior regulatory approval, is $129 million.

STATUTORY EQUITY AND INCOME

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     The statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $80 million, $151 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $1,297 million and $1,013 million at December 31, 2004 and 2003, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2004     2003     2002
                                                              ------   ------   -------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $210     $211     $ 318
Income tax effect of holding gains..........................    (88)     (97)     (141)
Reclassification adjustments:
  Recognized holding gains included in current year
     income.................................................    (89)     (23)      (52)
  Amortization of premiums and accretion of discounts
     associated with investments............................    (14)     (45)      (72)
  Income tax effect.........................................     43       31        47
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     77      (10)      (65)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (32)       5        42
Unrealized investment gains of subsidiary at date of sale...     --       --        23
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --       --        (5)
                                                               ----     ----     -----
Net unrealized investment gains.............................    107       72        95
                                                               ----     ----     -----
Foreign currency translation adjustment.....................     14       25         7
                                                               ----     ----     -----
Minimum pension liability adjustment........................     (1)      (5)       --
                                                               ----     ----     -----
Other comprehensive income..................................   $120     $ 92     $ 102
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              -------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   46    $   68    $  38
Commissions.................................................   1,061       957      810
Interest and debt issue costs...............................      48        44       53
Amortization of policy acquisition costs....................     495       417      366
Capitalization of policy acquisition costs..................    (960)     (958)    (810)
Rent, net of sublease income................................      (6)       (3)       5
Minority interest...........................................     162       132       95
Other.......................................................     410       385      412
                                                              ------    ------    -----
          Total other expenses..............................  $1,256    $1,042    $ 969
                                                              ======    ======    =====

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2004, 2003 and 2002. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES accounting are included in net investment gains (losses). The Company allocates certain non-recurring items such as expenses associated with certain legal proceedings to Corporate & Other.

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2004       OPERATIONS         REINSURANCE      OTHER       TOTAL
---------------------------------------------  ---------------------   -----------   -----------   -------
                                                                  (DOLLARS IN MILLIONS)
Premiums....................................          $   364            $ 3,348        $  1       $ 3,713
Universal life and investment-type product
  policy fees...............................              293                 --          --           293
Net investment income.......................              529                538          64         1,131
Other revenues..............................              (10)                56          (3)           43
Net investment gains........................               13                 60           1            74
Policyholder benefits and claims............              508              2,695          --         3,203
Interest credited to policyholder account
  balances..................................              187                213          --           400
Policyholder dividends......................              173                 --          --           173
Other expenses..............................              279                961          16         1,256
Income from continuing operations before
  provision for income taxes................               42                133          47           222
Income from discontinued operations, net of
  income taxes..............................               --                 --           1             1
Cumulative effect of a change in accounting,
  net of income taxes.......................               15                 --          --            15
Net income..................................               45                 89          31           165
Total assets................................           14,320             15,032         714        30,066
Deferred policy acquisition costs...........              698              2,567          --         3,265
Goodwill, net...............................               39                 95          --           134
Separate account assets.....................            3,067                 14         (13)        3,068
Policyholder liabilities....................            9,476             10,463         (26)       19,913
Separate account liabilities................            3,067                 14         (13)        3,068

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2003       OPERATIONS         REINSURANCE      OTHER       TOTAL
---------------------------------------------  ---------------------   -----------   -----------   -------
                                                                  (DOLLARS IN MILLIONS)
Premiums....................................          $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees...............................              272                 --           --          272
Net investment income.......................              534                430           39        1,003
Other revenues..............................               14                 47           12           73
Net investment gains (losses)...............              (18)                30           (3)           9
Policyholder benefits and claims............              535              2,110           --        2,645
Interest credited to policyholder account
  balances..................................              177                184           --          361
Policyholder dividends......................              198                 --           --          198
Other expenses..............................              264                752           26        1,042
Income from continuing operations before
  provision for income taxes................               18                109           22          149
Income (loss) from discontinued operations,
  net of income taxes.......................               --                 --           (1)          (1)
Cumulative effect of a change in accounting,
  net of income taxes.......................               --                  1           --            1
Net income..................................               14                 72           17          103
Total assets................................           13,512             12,611        1,316       27,439
Deferred policy acquisition costs...........              538              2,100            1        2,639
Goodwill, net...............................               42                 95           --          137
Separate account assets.....................            3,323                 13          (12)       3,324
Policyholder liabilities....................            8,978              8,984          (39)      17,923
Separate account liabilities................            3,323                 13          (12)       3,324

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2002       OPERATIONS         REINSURANCE      OTHER      TOTAL
---------------------------------------------  ---------------------   -----------   -----------   ------
                                                                 (DOLLARS IN MILLIONS)
Premiums....................................           $433              $1,984         $ --       $2,417
Universal life and investment-type product
  policy fees...............................            298                  --           --          298
Net investment income.......................            689                 379          (16)       1,052
Other revenues..............................             58                  42           16          116
Net investment gains (losses)...............             67                   3          (11)          59
Policyholder benefits and claims............            544               1,519           --        2,063
Interest credited to policyholder account
  balances..................................            325                 146           --          471
Policyholder dividends......................            209                  --           --          209
Other expenses..............................            305                 631           33          969
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            162                 112          (44)         230
Income (loss) from discontinued operations,
  net of income taxes.......................             --                  --           (5)          (5)
Net income (loss)...........................            106                  74          (30)         150

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the year ended December 31, 2002. The amounts shown as pro forma reflect net investment income that would have been reported in 2002 had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                                                                  NET INVESTMENT
                                                                      INCOME
                                                              ----------------------
                                                                FOR THE YEAR ENDED
                                                                DECEMBER 31, 2002
                                                              ----------------------
                                                               ACTUAL     PRO FORMA
                                                              --------   -----------
                                                              (DOLLARS IN MILLIONS)
US Domestic Insurance Operations............................   $  689       $  681
Reinsurance.................................................      379          340
Corporate & Other...........................................      (16)          31
                                                               ------       ------
          Total.............................................   $1,052       $1,052
                                                               ======       ======

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold SELIC, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income was $293 million for the year ended December 31, 2002.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this liquidation.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented as discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following table presents the components of income from discontinued real estate operations:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004    2003    2002
                                                              ------   -----   -----
                                                              (DOLLARS IN MILLIONS)
Investment income...........................................  $   2     $--     $--
Investment expense..........................................     (1)     (1)     --
Net investment gains (losses)...............................     --      (1)     (8)
                                                              -----     ---     ---
          Total revenues....................................      1      (2)     (8)
Provision for income taxes..................................     --       1       3
                                                              -----     ---     ---
          Income (loss) from discontinued operations, net of
            income taxes....................................  $   1     $(1)    $(5)
                                                              =====     ===     ===

     There was no carrying value of real estate related to discontinued operations at December 31, 2004. The carrying value of real estate related to discontinued operations was $12 million at December 31, 2003.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,167     $ 5,674
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payable under securities loaned transactions...........             $ 1,461     $ 1,461

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, payables under securities loaned transactions and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based on valuation models that utilize, among other things, current interest, foreign, volatility rates and credit spreads, as applicable. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. The Company now directly holds the assets and liabilities formerly held by EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $127 million, $119 million and $118 million in 2004, 2003 and 2002, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $27 million, $12 million and $35 million in 2004, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $7 million, $6 million and $8 million in investment management fees and $110 million, $100 million and $90 million for other administrative services in 2004, 2003 and 2002, respectively. The Company had $519 million and $711 million receivable with affiliates as of December 31, 2004 and 2003, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.

18.  SUBSEQUENT EVENTS

     During the first quarter of 2005, the Company recaptured certain business reinsured to Exeter Reassurance Company ("Exeter"), an affiliate, effective January 1, 2005. The business was ceded on a modified co-insurance basis covering certain universal life secondary guarantees. Concurrently, the Company entered into a reinsurance agreement with MetLife Investors USA Insurance Company ("MLI USA"), an affiliate, effective January 1, 2005. The Company ceded, on a co-insurance basis, 100% of the Company's liabilities, net of existing reinsurance, certain guaranteed level term, universal life and joint survivorship policies issued on and after January 1, 2000.

     In March 2005, the Company completed its sale of White Oak and Krisman to Metropolitan Life. The amount received below book value of $7 million was recorded as a return of capital to Metropolitan Life. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenue were $7 million, ($1) million and $3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     In March 2005, the Company merged its wholly owned subsidiary GenAmerica Management Corporation into the Company.

     The Company is contemplating other asset sales, including selling some or all of its beneficially owned shares in RGA. The Company's reinsurance segment consists of RGA.